UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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QEP RESOURCES, INC.

(Name of Registrant as Specified In Charter)

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QEP Resources, Inc.
1050 17th Street, Suite 800
Denver, Colorado 80265

April 4, 2019

To Our Shareholders:

The 2019 Annual Meeting of Shareholders of QEP Resources, Inc. (Annual Meeting) will be held on May 14, 2019, at 8:00 a.m. (Mountain Daylight Time), at the Company’s offices, 1050 17th Street, Second Floor, Denver, Colorado 80265.

The Corporate Secretary’s formal notice of the meeting and the proxy statement appear on the following pages and provide information concerning the matters to be considered at the Annual Meeting.

Your vote is important. You may attend and vote at the Annual Meeting. We urge you to vote whether or not you plan to attend the Annual Meeting. You may vote by Internet or by telephone using the instructions in the Notice of Internet Availability of Proxy Materials, or if you received a paper copy of the proxy card, by signing and returning it in the envelope provided.

All of the public documents, including our 2018 Annual Report on Form 10-K, are available in the Investor Relations section of our website at www.qepres.com. The Annual Report does not form any part of the material for solicitation of proxies. I also encourage you to visit our website during the year for more information about QEP.

We hope you will attend the Annual Meeting; we welcome the opportunity to meet with you. On behalf of the Board of Directors and management, we would like to express our appreciation for your continued support.

Sincerely,

David A. Trice
Chair of the Board

QEP Resources, Inc.
1050 17th Street, Suite 800
Denver, Colorado 80265

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 14, 2019

To the Shareholders of QEP Resources, Inc.:

The Annual Meeting of Shareholders of QEP Resources, Inc., a Delaware corporation (the Company), will be held on May 14, 2019, at 8:00 a.m. (Mountain Daylight Time), at the Company’s offices at 1050 17th Street, Second Floor, Denver, Colorado 80265. The purpose of the meeting is to:

1.	Elect eight directors nominated by our Board for one year terms, until their successors are duly elected and qualified (Item No. 1);

2.	Approve, by non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in the accompanying proxy statement (Item No. 2);

3.	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm (Item No. 3);

4.	Vote on a Company proposal to amend the Company's Bylaws to allow holders of 25% or more of outstanding shares to call special meetings of shareholders (Item No. 4);

5.	Vote on an advisory shareholder proposal to allow holders of 10% or more of outstanding shares to call special meetings of shareholders (Item No. 5); and

6.	Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only holders of the Company's common stock at the close of business on March 28, 2019, the record date, may vote at the Annual Meeting or any adjournment or postponement thereof. If you are a record holder, you may revoke your proxy at any time before your proxy is voted. If you have shares registered in the name of a broker, bank or other nominee and plan to attend the meeting, please obtain a letter, account statement or other evidence of your beneficial ownership of shares to facilitate your admittance to the meeting. If you plan to vote at the meeting, you will need to present a valid proxy from the nominee that holds your shares. This proxy statement is being provided to shareholders on or about April 4, 2019.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. You may vote over the Internet as well as by telephone or by mailing a proxy card. Voting via the Internet, by phone or by written proxy will ensure your representation at the Annual Meeting if you do not attend in person. Please review the instructions you received regarding each of these voting options. Voting over the Internet or by telephone is fast and convenient, and your vote is immediately tabulated. By using the Internet or telephone, you help reduce the Company’s cost of postage and proxy tabulations.

By Order of the
Board of Directors

Dane E. Allen
Corporate Secretary
Denver, Colorado
April 4, 2019

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 14, 2019. The proxy statement and annual report are available online at www.proxyvote.com.

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Company Overview and 2018 Business Highlights	18
Summary of 2018 Compensation Committee Actions	19
Say on Pay	21
Realizable Pay Demonstrates Pay and Performance Alignment	22
Key Features of Our Executive Compensation Program	23
Compensation Philosophy and Objectives	24
Compensation Elements	25
Base Salary	25
Annual Incentive Program	26
Long-Term Incentive Program	30
2018 Executive Severance Program	34
Compensation Process	35
Compensation Committee's Decision Making Process	35
Role of the Chief Executive Officer/Other Officers	36
Role of the Independent Compensation Consultant	36
Determination of Peer Group	37
Key Executive Compensation Design Policies and Considerations	38
Severance Protections	38
Executive Share Ownership Guidelines	38
Tax and Accounting Considerations	39
Assessment of Our Executive Compensation Program's Impact on Risk Taking	39
Prohibition on Hedging, Pledging and Derivatives Trading	40
Clawback of Compensation	40
Succession Planning	40
COMPENSATION TABLES	41
DIRECTOR COMPENSATION	55
Retainer and Meeting Fees	55
Director Deferred Compensation Plan	55
Director Compensation Table	56
EQUITY COMPENSATION PLAN INFORMATION	57
ITEM NO. 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION	58
ITEM NO. 3 – RATIFICATION OF OUR INDEPENDENT AUDITOR	59
ITEM NO. 4 – COMPANY PROPOSAL TO AMEND THE COMPANY'S BYLAWS TO ALLOW HOLDERS OF 25% OR MORE OF OUTSTANDING SHARES TO CALL SPECIAL MEETINGS OF SHAREHOLDERS	60
ITEM NO. 5 – SHAREHOLDER PROPOSAL TO ALLOW HOLDERS OF 10% OR MORE OF OUTSTANDING SHARES TO CALL SPECIAL MEETINGS OF SHAREHOLDERS	62
OTHER MATTERS	64
Annual Report and 2018 Form 10-K	64
Shareholder Nominations and Proposals	64
Forward-Looking Statements	64
Delivery of Proxy Statement	65
APPENDIX A	66

ii

QEP RESOURCES, INC.

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
May 14, 2019

GENERAL INFORMATION

The Board of Directors (Board) of QEP Resources, Inc. (the Company or QEP) is soliciting proxies for use at the Annual Meeting of Shareholders (Annual Meeting) to be held on May 14, 2019, beginning at 8:00 a.m. Mountain Daylight Time, at the Company's offices, 1050 17th Street, Second Floor, Denver, Colorado 80265, and any postponement or adjournment thereof. This proxy statement and the accompanying notice of annual meeting include information related to the Annual Meeting. Distribution of these proxy solicitation materials is scheduled to begin on or about April 4, 2019. The following information will help you to understand the voting process.

Proxy Materials

In accordance with rules promulgated by the Securities and Exchange Commission (SEC), we may furnish proxy materials, including this proxy statement and our Annual Report to Shareholders, by providing access to these documents on the Internet instead of mailing a printed copy of those materials to shareholders. Most shareholders have received a Notice of Internet Availability of Proxy Materials (the Notice), which provides instructions for accessing our proxy materials on a website or for requesting copies of the proxy materials by mail or email. If you would like to receive an email or paper copy of the proxy materials for the Annual Meeting and for future meetings, you should follow the instructions for requesting such materials included in the Notice.

Entitlement to Vote

Shareholders who owned shares of QEP common stock as of the close of business on March 28, 2019, the record date, may vote at the Annual Meeting. Each shareholder is entitled to one vote for each share of QEP common stock held by such shareholder on that date.

Voting Items

You will vote on the annual election of all eight directors (the Nominees): Phillips S. Baker, Jr., Timothy J. Cutt, Julie A. Dill, Robert F. Heinemann, Michael J. Minarovic, M.W. Scoggins, Mary Shafer-Malicki and David A. Trice. You will also vote on compensation of the Company's named executive officers (on an advisory basis), the ratification of the appointment of PricewaterhouseCoopers LLP (PwC) as the Company's independent registered public accounting firm, a Company proposal to amend the Company's Bylaws to allow holders of 25% or more of outstanding shares to call special meetings of shareholders, and an advisory shareholder proposal to allow holders of 10% or more of outstanding shares to call special meetings of shareholders.

Board Voting Recommendations

The Board recommends that you vote as follows on the proposals:

1.	FOR the approval of the eight individuals nominated by our Board for one year terms, until their successors are duly elected and qualified (Item No. 1);

2.	FOR the approval, by non-binding advisory vote, of the compensation of the Company's named executive officers as disclosed in the accompanying proxy statement (Item No. 2);

3.	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm (Item No. 3);

4.	FOR the approval of the Company proposal to amend the Company's Bylaws to allow holders of 25% or more of outstanding shares to call special meetings of shareholders (Item No. 4); and

5.	AGAINST an advisory shareholder proposal to allow holders of 10% or more of outstanding shares to call special meetings of shareholders (Item No. 5).

Voting Instructions

You may vote via the Internet. You may vote by proxy over the Internet by following the instructions provided in the Notice or on the proxy card.

You may vote via telephone. You may vote by proxy over the telephone by following the instructions provided on the proxy card.

You may vote by mail. If you received a printed set of the proxy materials, you may vote by completing and returning the separate proxy card in the prepaid, addressed envelope.

You may vote in person at the meeting. All shareholders of record may vote in person by ballot at the Annual Meeting. Written ballots will be passed out to anyone who wants to vote at the meeting.

Shares Held by a Broker, Bank or Other Nominee

If your shares are held by a broker, bank or other nominee (i.e., in street name), please refer to the instructions provided by that broker, bank or nominee regarding how to vote your shares. If you wish to vote in person at the Annual Meeting, you must obtain a valid proxy from the nominee that holds your shares. New York Stock Exchange (NYSE) rules determine whether proposals presented at shareholder meetings are routine or not. If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote on the proposal without receiving voting instructions from the owner. If a proposal is not routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions. A broker non-vote occurs when the broker or other entity is unable to vote because the proposal is not routine and the owner does not provide instructions. Pursuant to NYSE rules, if you hold your shares in street name and you do not provide instructions to your broker on Item No. 3, your broker may vote your shares at its discretion on this matter. If you hold your shares in street name and do not provide instructions to your broker on the remaining items, your broker may not vote your shares on these matters.

Shares Held in the QEP Resources, Inc. Employee Investment Plan

If you are a participant in the QEP Resources, Inc. Employee Investment Plan (the 401(k) Plan), the enclosed proxy card may also be used to direct Fidelity Management Trust Company (Fidelity), the trustee of the 401(k) Plan, on how you wish to vote the Company's shares that are credited to your account under the 401(k) Plan. If you do not provide your voting instructions to Fidelity by 11:59 p.m., Eastern Daylight Time, on May 13, 2019, Fidelity will vote the Company shares credited to your 401(k) Plan account in the same proportion as all other shares for which Fidelity received instructions.

Proxy Solicitation

The Company is soliciting your proxy and paying for the solicitation of proxies, and will reimburse banks, brokers and other nominees for reasonable charges to forward materials to beneficial holders. The Company has hired Georgeson LLC (Georgeson) to assist in the distribution of proxy materials and the solicitation of votes. The Company will pay Georgeson a base fee of $13,500, plus customary costs and expenses, for these services and has agreed to indemnify Georgeson against certain liabilities in connection with its engagement.

Quorum Requirements

On March 28, 2019, the record date, the Company had ___________ shares of common stock issued and outstanding. A majority of the issued and outstanding shares, or ___________ shares, constitutes a quorum. Abstentions, withheld votes and broker non-votes are counted for determining whether a quorum is present.

Voting Standards

Election of Directors. Election of the director nominees named in Item No. 1 requires that each director be elected by a majority of the votes cast, meaning that the number of shares voted "for" a nominee must exceed the number of shares voted "against" such nominee. The Company has adopted a director resignation policy whereby any director who fails to receive a majority of the votes cast during an uncontested election must submit his or her resignation to the Board. For purposes of determining the vote outcome for each nominee, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of this vote. Shareholders may not cumulate votes in the election of directors.

Approval, by Non-Binding Advisory Vote, of the Compensation of the Company's Named Executive Officers. The vote to approve, on an advisory basis, the Company's executive compensation in Item No. 2 requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the matter. For purposes of determining the vote outcome of Item No. 2, abstentions will be included in the vote totals and, therefore, an abstention will have the same effect as a negative vote. Broker non-votes will not be included in the vote totals, and, therefore, will have no effect on the outcome of Item No. 2. Although non-binding, our Board and Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.

Ratification of the Company's Independent Registered Public Accounting Firm. Ratification of the selection of PwC as the Company's independent registered public accounting firm for fiscal year 2019 in Item No. 3 requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the matter. If this selection is not ratified by shareholders, the Audit Committee may reconsider its decision to engage PwC. For purposes of determining the vote outcome of Item No. 3, abstentions will be included in the vote totals and, therefore, an abstention will have the same effect as a negative vote.

Company Proposal to Amend the Company's Bylaws to Allow Holders of 25% or More of Outstanding Shares to Call Special Meetings of Shareholders. The vote to approve an amendment of the Company's Bylaws in Item No. 4 requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the matter. For purposes of determining the vote outcome of Item No. 4, abstentions will be included in the vote totals and, therefore, an abstention will have the same effect as a negative vote. Broker non-votes will not be included in the vote totals, and, therefore, will have no effect on the outcome of Item No. 4.

Shareholder Proposal to Allow Holders of 10% or More of Outstanding Shares to Call Special Meetings of Shareholders. Approval of the advisory shareholder proposal in Item No. 5 requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the matter. For purposes of determining the vote outcome of Item No. 5, abstentions will be included in the vote totals and, therefore, an abstention will have the same effect as a negative vote. Broker non-votes will not be included in the vote totals, and, therefore, will have no effect on the outcome of Item No. 5.

Other than the items of business described in this proxy statement, we do not expect any other matter to come before the Annual Meeting. If any other matter is presented at the Annual Meeting, your signed proxy gives the named proxies authority to vote your shares at their discretion. If you submit a signed proxy card that does not include voting instructions, the proxy card will be voted for the election of all nominees under Item No. 1, for Item No. 2, for Item No. 3, for Item No. 4, and against Item No. 5, unless the shares represented by the proxy card are held in the 401(k) Plan. The trustee for the 401(k) Plan will vote shares for which no direction is given in the same proportion as all other shares for which the trustee received instructions.

The Annual Meeting

Any shareholder of record as of March 28, 2019 may attend the Annual Meeting. If you own shares through a broker, bank or other nominee and you wish to attend the meeting, please obtain a letter, account statement or other evidence of your ownership of shares as of such date and bring it with you so that you may attend the meeting.

Revoking a Proxy

You may revoke your proxy by submitting a new proxy with a later date, including a proxy submitted via the Internet or telephone, or by notifying the Corporate Secretary before the meeting by mail at the address shown on the notice of annual meeting of shareholders. If you attend the Annual Meeting in person and vote by ballot, any previously submitted proxy will be revoked.

ITEM NO. 1 – ELECTION OF DIRECTORS

You are asked to consider eight nominees for election to our Board. Each nominee would serve for a one-year term until the 2020 Annual Meeting.
Each of the director nominees has consented to being named in this proxy statement and to serve as a director if elected. However, in the event that any nominee is unwilling or unable to serve as a director, those named in the proxy may vote, at their discretion, for any other person.

Board Size and Elections

Each Nominee possesses considerable experience and unique knowledge of the Company's challenges and opportunities. We seek a balance of director skill sets, plan carefully for board succession and seek constant improvement through effective board evaluations. All of our directors nominated under this Item No. 1 are independent except for Mr. Cutt. We empower independent directors through frequent board and committee executive sessions. We also annually appoint either a Chair of the Board or, if the Chair of the Board is not independent, an independent lead director. The Board exercises a strong independent oversight function. This oversight function is enhanced by our Audit, Compensation and Governance Committees, each of which is made up entirely of independent directors.

When evaluating potential director nominees, the Governance Committee considers each individual's professional experience, areas of expertise and educational background in addition to general qualifications. The Governance Committee works with the Board to determine the appropriate mix of experiences, areas of expertise and educational backgrounds in order to establish and maintain a Board that is strong and well-rounded in its collective knowledge and that can fulfill its responsibilities, perpetuate our long-term success and represent the interests of our shareholders. The Governance Committee regularly communicates with the Board to identify professional experiences, areas of expertise, educational backgrounds and other qualifications that affect our business and that are particularly desirable for our directors to possess in order to help meet specific Board needs, including:

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Exploration and Production (E&P) experience as current or former executives, which gives directors specific insight into, and expertise that fosters active participation in, the development and implementation of our operating plan and business strategy;

•
Executive leadership experience, which gives directors who have served in significant leadership positions strong abilities to motivate and manage others and to identify and develop leadership qualities in others;

•
Accounting and financial expertise, which enables directors to analyze our financial statements, capital structure and complex financial transactions, and oversee our accounting and financial reporting processes;

•	Enterprise risk management experience, which contributes to oversight of management's risk monitoring and risk management programs and establishment of risk tolerance aligned with our strategy; and

•
Public company board and corporate governance experience, which provides directors with a solid understanding of their extensive and complex oversight responsibilities and furthers our goals of greater transparency and accountability for management and the Board, and protection of our shareholders' interests.

Our Certificate of Incorporation provides for a Board consisting of between seven and 11 directors, with the precise number to be determined by the Board. Currently the Board consists of nine directors, and following the retirement of William Thacker, will consist of eight directors after the Annual Meeting. Directors must receive a majority of the votes cast for the election of directors, and any director who fails to receive a majority of the votes cast during an uncontested election must submit his or her resignation to the Board.

If elected by our shareholders at the Annual Meeting, each Nominee will serve on the Board for a one year term expiring at the 2020 Annual Meeting.
Director Qualification Table

The following table highlights each Nominee's specific skills, knowledge and experience. A particular director may possess other valuable skills, knowledge and experience not indicated below.

Name	Financial and Accounting	Exploration & Production	Executive Leadership	Enterprise Risk Management	Public Company Governance
Phillips S. Baker, Jr.	X		X	X	X
Timothy J. Cutt	X	X	X	X	X
Julie A. Dill	X		X	X	X
Robert F. Heinemann	X	X	X	X	X
Michael J. Minarovic	X	X	X	X
M. W. Scoggins	X	X	X	X	X
Mary Shafer-Malicki	X	X	X	X	X
David A. Trice	X	X	X	X	X

Biographical information concerning our directors appears below. Unless otherwise indicated, such individuals have been engaged in the same principal occupation for the past five years. Ages are as of April 1, 2019.

Director Nominees

Mr. Phillips S. Baker, Jr., age 59, has served as a QEP director since June 2010. He served as a director of Questar from 2004 to 2010. Mr. Baker is the President, CEO and a director of Hecla Mining Company (Hecla), a gold and silver mining company. He served as Chief Financial Officer (CFO) of Hecla from May 2001 to June 2003, and as Chief Operating Officer of Hecla from November 2001 to May 2003, before being named CEO in May 2003. He has over 30 years of business experience, including 19 years of financial management, more than ten years as CEO of an NYSE-listed company and more than 20 years of directorships of public companies. Mr. Baker has also served as Chairman of the Board for the National Mining Association since October 2017, and has been a Board member since 2010. He has also served as a Board member of the National Mining Hall of Fame and Museum. In concluding that Mr. Baker is qualified to serve as a director, the Board considered, among other things, his financial knowledge and his extensive executive management and financial experience.

Mr. Timothy J. Cutt, age 58, is the President and Chief Executive Officer of QEP and has served as a director of QEP since January 15, 2019. Prior to joining QEP, Mr. Cutt was the Chief Executive Officer of Cobalt International Energy, a development-stage petroleum exploration and production company (2016 to 2018). Cobalt International voluntarily filed a petition for relief under Chapter 11 of the United States Bankruptcy Code on December 14, 2017, and a plan to sell all the assets of the company was approved on April 10, 2018. Prior to joining Cobalt International, Mr. Cutt served as President of the Petroleum Division of BHP Billiton, a global natural resources company (2013 to 2016), and prior to that he also served as President of Production for BHP Billiton's Petroleum Division (2007 to 2011). Prior to joining BHP Billiton, Mr. Cutt served in various roles at ExxonMobil in the prior 25 years, including President of ExxonMobil de Venezuela (2005 to 2007), President ExxonMobil Canada Energy (2004 to 2005), President Hibernia Management & Development Company (2001 to 2004) and Regional Coordinator, North America. He also served as a Board member of the American Petroleum Institute from 2013 to 2018. In concluding that Mr. Cutt is qualified to serve as a director, the Board considered, among other things, his 35 years of experience in the oil and gas industry.

Ms. Julie A. Dill, age 59, has been a QEP director since May 2013 and also currently serves as a director of Rayonier Advanced Materials Inc., and Inter Pipeline Ltd. Ms. Dill recently served as the Chief Communications Officer for Spectra Energy Corp. (Spectra) from 2013 until completion of Spectra's merger with Enbridge, Inc. (the Merger) in the first quarter of 2017. She also served on the board of Spectra Energy Partners from 2012 until the completion of the Merger. Ms. Dill has a wealth of experience in the energy sector, having served in a number of executive capacities in the natural gas and power industries. She served as the Group Vice President of Strategy for Spectra and the President and CEO of Spectra Energy Partners, LP from 2012 until 2013, and prior to that she served as President of Union Gas Limited from 2007 until 2011. Previously, she served in various financial and operational roles with Duke Energy, Duke Energy International and Shell Oil Company. Ms. Dill also serves on an advisory board for Centuri Construction, a subsidiary of Southwest Gas Holdings, and on an advisory board for Southern Star Central Gas Pipeline. She is also a member of the Advisory Council for the College of Business and Economics at New Mexico State University and also serves on the Memorial Hermann Hospital Community Relations Committee. In concluding that Ms. Dill is qualified to serve as a director, the Board considered, among other things, her experience as the President and CEO of a public company, her strong financial background and her more than 35 years of experience in the energy industry.

Dr. Robert F. Heinemann, age 66, has served as a QEP director since January 2014. He brings significant exploration and production expertise to QEP's Board through his experience as President, CEO and a director of Berry Petroleum Company, where he developed and executed that company's growth and capital allocation strategies. He served as a director of Berry from 2002 until 2013, and as President and CEO from 2004 through 2013. Previously, Dr. Heinemann worked for Halliburton Company, Mobil Exploration and Producing as well as other Mobil entities, in positions of increasing responsibility. Dr. Heinemann currently serves on the board of directors of Chaparral Energy, LLC, where he has also served as Chairman of the Board since May 2017, Crescent Point Energy Corp., and Great Western Oil and Gas Company, LLC, where he was also Chairman of the Board from 2014 through 2016. He previously was a director of Yates Petroleum Corporation until its merger in late 2016 and he formerly served as Chairman of the Board of C12 Energy, LLC until late 2015. He has more than 30 years of experience in the oil and gas industry in a number of technical, operational, technology, management and executive roles. In concluding that Dr. Heinemann is qualified to serve as a director, the Board considered, among other things, his extensive operational background and executive experience in the oil and gas industry.

Mr. Michael J. Minarovic, age 54, has been a QEP director since May 2017. Mr. Minarovic is the Co-Founder and Managing Director of Arena Energy, LP (Arena), an employee-owned exploration and production company focused on the Gulf of Mexico (GOM). Since founding Arena in 1999, Mr. Minarovic developed and executed a successful strategy of exploiting drilling opportunities in the GOM that were left behind after fifty years of drilling by the major oil companies. By completing a number of acquisitions and joint ventures, in addition to his responsibilities of reservoir engineering, risk management and opportunity generation, Mr. Minarovic grew Arena into one the largest private operators in the GOM, producing over 33,000 barrels of oil equivalent per day. Under his leadership, Arena achieved this success by investing over $3.2 billion in capital since 1999 without any outside equity participation. He is also the Managing Director and a Co-Founder of Arena Offshore, LP, an affiliated drilling and operating company that has been the second most active driller in the GOM during the past five years. Prior to co-founding Arena, Mr. Minarovic served as a petroleum engineer with Newfield Exploration Company and Conoco, Inc. Mr. Minarovic is an active member of the University of Texas PGE External Advisory Committee, Society of Petroleum Engineers, The John Cooper School Board of Trustees, and is an Executive Director of the United States Oil and Gas Association. In concluding that Mr. Minarovic is qualified to be nominated to our Board, the Board considered, among other things, his more than 30 years of oil and gas experience working in the independent, private and public sectors, including his entrepreneurial, executive and operational expertise as well as his background in negotiating and managing acquisitions and joint ventures with large public companies.

Dr. M. W. Scoggins, age 71, has been a QEP director since June 2010 and also has served as a director of Laredo Petroleum, Inc. since 2012. Dr. Scoggins previously served as a director of Cobalt International Energy, Inc. from 2010 until 2018, Trico Marine Services, Inc. from 2005 until 2011, Venoco, Inc. from 2007 until 2012, and Questar Corporation from 2005 until 2010. He is President Emeritus of the Colorado School of Mines, an engineering and applied science research university. He served as Mines' President from June 2006 until his retirement in July 2015. Dr. Scoggins retired in 2004 after a 34-year career with Mobil Corp. and Exxon Mobil Corp. From 1999 to 2004, he served as Executive Vice President of Exxon Mobil Production Co. Prior to the merger of Mobil and Exxon in late 1999, Dr. Scoggins was President, International Exploration & Production and Global Exploration, and an officer and member of the executive committee of Mobil Oil Corp. Dr. Scoggins has a Ph.D. in Petroleum Engineering from the University of Tulsa. In concluding that Dr. Scoggins is qualified to serve as a director, the Board considered, among other things, his extensive industry experience and his experience serving in senior executive positions in the upstream oil and gas business.

Ms. Mary Shafer-Malicki, age 58, has served as a QEP director since July 2017 and also currently serves as a director of McDermott International, Inc. and Wood plc. Ms. Shafer-Malicki retired in 2009 after a 26-year career with BP Exploration Operating Company (BP) and Amoco Corporation. She served as Senior Vice President/CEO and Chief Operating Officer/General Manager for BP's operations in Angola from 2005 to 2009 and Director General for BP's operations in Vietnam from 2003 to 2005. Prior to this, she served as the Business Unit Leader for BP's Central North Sea gas business in Scotland from 2001 to 2003, General Manager for support services to all of BP's Continental Shelf upstream operations in the United Kingdom from 2000 to 2001, and President and General Manager for Amoco/BP's Dutch onshore and offshore production and gas storage operations in the Netherlands from 1998 to 2000. Ms. Shafer-Malicki currently serves as a director of the University of Wyoming Foundation as well as a member of industry advisory boards for the Chemical Engineering departments at the University of Wyoming and Oklahoma State University. In concluding that Ms.Shafer-Malicki is qualified to serve as a director, the Board considered, among other things, her extensive energy industry experience, including her serving in senior executive positions, and her experience as a director on multiple public company boards. Ms. Shafer-Malicki was appointed as a director by the Board in July 2017 as part of the Board's succession-planning process and was recommended as a director candidate by the Company's current Board Chair, who was serving as Lead Director at the time.

Mr. David A. Trice, age 70, has been a QEP director since 2011 and was appointed Chair of the Board in January 2019 after having served as Lead Director since May 2016. He was CEO of Newfield Exploration Company (Newfield), an oil and natural gas exploration and production company from 2000 until his retirement in 2009. He also served as Chairman of the Board of Newfield from 2004 until 2010. Mr. Trice has served as a director of New Jersey Resources Corporation since 2004, and Select Energy Services, Inc., since November 2017. Mr. Trice previously served as a director of McDermott International, Inc. from 2009 to 2018, Grant Prideco, Inc. from 2003 to 2008, and Hornbeck Offshore Services, Inc. from 2002 until 2011. He also served as a director of privately held Rockwater Energy Solutions, Inc., from 2012 until its merger with Select Energy Services in 2017, and at privately held Crazy Mountain Brewery, LLC from 2011 until January 2015. He served as the Chairman of the American Exploration and Production Council from 2008 to 2009, and as Chairman of America’s Natural Gas Alliance from 2009 to 2010. In concluding that Mr. Trice is qualified to serve as a director, the Board considered, among other things, his experience as the CEO of a publicly traded independent exploration and production company.

For Item No. 1, the Board recommends that you vote FOR each of the nominees listed above.

GOVERNANCE INFORMATION

Governance Update

There were several governance developments to highlight from the past year, including:

•
A Company-supported proposal to immediately declassify our Board was approved by our shareholders at the 2018 Annual Meeting. The Company subsequently took steps to amend and restate its Certificate of Incorporation and Bylaws to implement the changes included in the proposal, and consequently all directors are now serving one-year terms ending at the 2019 Annual Meeting.

•
After thorough review, the Board has approved amendments to the Company's Bylaws, which are subject to shareholder approval in Item No. 4 below, that would provide holders of 25% or more of the Company's outstanding shares the right to call special meetings of shareholders.

•	In conjunction with the retirement of our former CEO and the hiring of Tim Cutt as our new CEO in early 2019, after thorough review, our Board decided to split the role of Chair and CEO.

•
As noted in the "Shareholder Engagement" section below, the Company continued to focus on its shareholder outreach program during 2018, contacting shareholders who collectively owned over 60% of our outstanding shares. The Company is committed to continuing annual shareholder outreach.

General Governance Information

We seek to implement best practices in corporate governance, including robust Code of Conduct, Corporate Governance Guidelines and committee charters, each of which is available on the Company's website at http://ir.qepres.com/phoenix.zhtml?c=237732&p=irol-govhighlights. These documents provide the framework for our corporate governance. Any of these documents will be furnished in print without charge to any interested party who requests them.

Shareholder Engagement

Continuous and transparent communication with our shareholders helps our Board and senior management team gain useful feedback on a wide range of topics including corporate governance matters and executive compensation. Accountability to shareholders is not only a mark of our good governance but an important component of our success. In keeping with our shareholder outreach efforts in recent years as noted in the "Governance Update" section above, in 2018 we contacted shareholders who collectively owned in excess of 60% of our outstanding shares. The Board considered investor feedback on numerous corporate governance and executive compensation topics and this feedback was an important factor in deciding to split the role of our CEO and Chair in early 2019. Feedback from our investors was also an important factor when our Board decided to recommend approval of a Company proposal that would provide shareholders holding 25% or more of our outstanding shares to call a special meeting of shareholders (see Item No. 4 below) and to also recommend that our shareholders not support a competing shareholder proposal (see Item No. 5 below). We value the feedback provided by our shareholders and look forward to continued, open dialogue on corporate governance issues, executive compensation decisions and other matters relevant to our business.

Director Independence

The Board evaluated all relationships between the Company and its directors and determined that all non-management directors currently serving on the Board (Phillips S. Baker, Jr., Julie A. Dill, Robert F. Heinemann, Michael J. Minarovic, M.W. Scoggins, Mary Shafer-Malicki, William L. Thacker, III, and David A. Trice) are independent under all applicable rules and regulations, including the listing requirements of the NYSE, as set forth in Section 303A.02 of the NYSE Listed Company Manual, and the Company's Corporate Governance Guidelines. The Board also determined that no independent director has a material relationship with the Company that could impair the director's independence. The criteria applied by our Board in determining independence are available on the Company's website at "http://media.corporate-ir.net/media_files/IROL/23/237732/Corporate%20Governance%20Guidelines%20-%20As%20Updated%205-16-16.pdf". The Board evaluates independence on an ongoing basis.

Board Leadership Structure

Based on the Board's experience, considerable engagement with shareholders and an assessment of research on this issue, the Board understands that there are a variety of viewpoints concerning a board's optimal leadership structure; that available empirical data concerning the impact of board leadership on shareholder value is inconclusive; and, accordingly, that there is no single, generally accepted approach to board leadership in the United States. Given the dynamic and competitive environment in which we operate, the Board believes that the right leadership structure may vary as circumstances change.

In the past, our Board has believed that a strong Lead Director and a combined Chair and CEO was the best structure, allowing our Lead Director to provide independent Board leadership and permitting our Chair and CEO to use his knowledge of the Company to focus Board discussions. Further, our shareholders had historically demonstrated support for this approach with a strong majority opposing shareholder proposals in 2013 and 2016 to separate the roles of Chair and CEO.

In conjunction with the departure of Charles B. Stanley in January 2019 after more than eight years at the Company, including more than six years as our Chair, and the hiring of Mr. Cutt as our new CEO, the Board decided to split the role of Chair and CEO and eliminate the Lead Director position as part of the succession process. The Board believes that having an independent chair will encourage diversity of thinking, improve board oversight, and allow our new CEO to focus on the everyday demands of managing our Company as we continue to execute on our strategic initiatives.

Board Committees

Our Board has an Audit Committee, Compensation Committee and a Governance Committee, each of which is composed solely of independent directors. As noted above, each committee has a charter that can be found on the Company's website at http://ir.qepres.com/phoenix.zhtml?c=237732&p=irol-govhighlights. The Company will provide each charter to any interested party who requests it in print without charge. The following section includes information about our Board committees. The members of our Board and the Board committees on which they currently serve are identified below.

Director	Audit	Compensation	Governance
Phillips S. Baker, Jr.	X		X
Timothy J. Cutt
Julie A. Dill	X		X
Robert F. Heinemann	X	Chair
Michael J. Minarovic	X	X
M. W. Scoggins	Chair	X
Mary Shafer-Malicki	X		X
William L. Thacker, III		X	X
David A. Trice		X	Chair

Audit Committee

The Audit Committee reviews auditing, accounting, financial reporting and internal control functions, and oversees risk assessment and compliance activities. The Audit Committee has the sole authority to hire, compensate, retain, oversee and terminate the Company's independent registered public accounting firm. The Audit Committee also has sole authority to preapprove all terms and fees for audit services, audit-related services and other services to be performed by the Company's independent registered public accounting firm. The Audit Committee also reviews any related-person transactions brought to its attention that could reasonably be expected to have a material impact on the Company's financial statements and determines whether any action is necessary.

The Audit Committee meets all the requirements set forth in Sections 303A.06 and 303A.07 of the NYSE Listed Company Manual. The Board has determined that all members of the Audit Committee satisfy the standards for independence as they relate to audit committees as set forth in Section 303A.02 of the NYSE Listed Company Manual and as set forth in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (Exchange Act). The Audit Committee frequently meets in executive sessions and meets with the internal auditors and independent auditors outside the presence of management. All Audit Committee members qualify as audit committee financial experts.

Compensation Committee

The Compensation Committee oversees our executive compensation program and benefit plans and policies; administers our short- and long-term incentive plans, including equity-based programs; oversees and annually reviews short- and long-term as well as emergency succession planning; approves compensation decisions for officers; recommends CEO total compensation to the full Board; and annually reviews the performance of the CEO. The Compensation Committee oversees the risk assessment of our executive and non-executive compensation programs. The Compensation Committee also considers and makes recommendations to the full Board regarding compensation for independent directors.

The Compensation Committee meets the independence requirements set forth in Section 303A.02 of the NYSE Listed Company Manual, and each member qualifies as an independent director under Rule 16b-3 of the

Exchange Act and as an outside director under Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee frequently meets in executive sessions and meets with its compensation consultant outside of the presence of management.

The Compensation Committee has authority to retain and dismiss compensation consultants and other advisors that provide objective advice, information and analysis regarding executive and director compensation. These consultants report directly to, and may meet separately with, the Compensation Committee, and may consult with the Compensation Committee Chair between meetings. The Compensation Committee retained Meridian Compensation Partners, LLC (Meridian) as its independent consultant to advise it as to executive and director compensation in 2018. The Compensation Committee considered the factors outlined by the NYSE and determined that Meridian is independent under those factors, and that Meridian's work in 2018 did not create any conflict of interest with respect to its representation of the Compensation Committee. See the "Compensation Process – Role of Independent Compensation Consultant" in the Compensation Discussion and Analysis section for a description of Meridian's duties.

The Compensation Committee has authorized Mr. Cutt, our CEO, and Lauren Miller, the Vice President of Human Resources, in their respective capacities as officers, to grant restricted stock to newly hired employees and for employee retention up to a limit of $250,000 per grant. This authority is subject to certain limitations, and does not extend to grants to officers or directors. The full Compensation Committee reviews each grant made by Mr. Cutt or Ms. Miller at its next meeting following any such grant. The Compensation Committee has also delegated to its Chair, currently Dr. Heinemann, authority to replenish the pool of shares to be granted by Mr. Cutt or Ms. Miller. The full Compensation Committee reviews any such replenishment at its next meeting following the replenishment.

Governance Committee

The Governance Committee, which also functions as the Company's nominating committee, is responsible for committee assignments; new director searches; drafting and revising the Corporate Governance Guidelines; conducting annual evaluations of the Board, its committees and individual directors; and making recommendations to the full Board on various governance issues. All members of the Governance Committee meet the independence requirements set forth in Section 303A.02 of the NYSE Listed Company Manual.

The Governance Committee's Charter defines the criteria for director nominees, including nominees recommended by shareholders and nominees selected by the Governance Committee. These criteria provide a framework for evaluating all nominees as well as incumbent directors. The key criteria are personal and professional integrity and ethics; experience in the Company's business; experience as a CEO, president, CFO or senior officer of a public company or extensive experience in finance or accounting; currently active in business at least part time or recently retired, with skills and experience needed to serve as a member of the Board; experience as a board member of another public company; willingness to commit time and resources to serve as a director; and good business judgment, including the ability to make independent analytical inquiries. The Governance Committee considers candidates who will contribute a broad range of knowledge, talents, skills and expertise, particularly in the areas of the oil and natural gas industry, strategic planning, accounting and finance, corporate governance, management and diversity of the Board in terms of race, gender, ethnicity or professional background, sufficient to provide prudent guidance about the Company's operations and interests. Board nominees must be less than 72 years of age, unless that requirement is waived by the Board.

The Governance Committee also considers any recommendations for director nominees made by shareholders. The Governance Committee evaluates nominees recommended by the shareholders using the same criteria it uses for other nominees.

We amended our Bylaws in December 2016 to permit a group of up to 20 shareholders who collectively have owned at least 3% of our outstanding capital stock for at least three consecutive years to submit director nominees for up to 20% of the Board for inclusion in our proxy statement if the shareholder(s) and the nominee(s) meet the other requirements in our Bylaws. We further amended our Bylaws in October 2017 to require the Company to provide to the shareholders additional information about director nominees in advance of the annual meeting, and to require that director nominees proposed by both our Board and our shareholders must complete and update background questionnaires regarding the director nominee's qualifications; to authorize the presiding person at shareholder meetings to enact rules of conduct and determine if business has been properly brought before the meeting; and to require a majority of directors (instead of two directors) to call a special meeting. Shareholders who wish to nominate directors for inclusion in our proxy statement or at an annual meeting should follow the instructions in the "Other Matters - Shareholder Nominations and Proposals" section below.

Board Risk Oversight

Our Board, as a whole and through its committees, is responsible for overseeing risk management. The Company's executive officers are responsible for day-to-day management of the material risks the Company faces. In its oversight role, our Board is charged with satisfying itself that the risk management processes designed by management are functioning effectively and as designed. Our Board and its committees regularly discuss material risk exposures, the disclosure of risks, the potential impact of risks on the Company and the efforts of management to address the identified risks.

A number of Board processes support our risk management program. The full Board regularly reviews operational, regulatory and environmental risks and discusses the Company's enterprise risk management program. The Board reviews and approves the capital budget and certain capital projects, the hedging policy, significant acquisitions and divestitures, equity and debt offerings, and other significant activities.

The Audit Committee plays an important role in risk management by assisting the Board in fulfilling its responsibility to oversee the integrity of the financial statements and our compliance with legal and regulatory requirements. The Audit Committee retains and interacts regularly with our independent auditors and also meets regularly with our internal auditors. Additionally, the Audit Committee reviews financial and accounting risk exposure; the Company's proved oil and gas reserves estimation process, reserve estimates, changes to reserve estimates and disclosures regarding reserve estimates; issues related to cybersecurity; and the Company's internal controls. The Audit Committee also oversees ethics and compliance procedures and reporting.

The Compensation Committee reviews the compensation program to ensure it is aligned with our compensation objectives and to address any potential risks it may create. The Compensation Committee has designed our short- and long-term compensation plans with features that reduce the likelihood of excessive risk-taking, including a balanced mix of cash and equity and short- and long-term incentives, an appropriate balance of operating and financial performance measures, a proper balance of fixed and at-risk compensation components, significant stock ownership requirements for officers, extended vesting schedules on equity grants, and caps on incentive awards.

Our Governance Committee's role in risk management includes regularly reviewing developments in corporate governance and reviewing our Corporate Governance Guidelines to recommend appropriate action to the full Board. The Governance Committee also provides input as to Board composition, size and committee assignments, and recommends adjustments to ensure that we have appropriate director expertise to oversee the Company's evolving business operations.

Stock Ownership Guidelines for Non-Employee Directors

Our Board adopted stock ownership guidelines for independent directors to align the interests of our directors with the interests of our shareholders and to promote our commitment to best practices in corporate governance. Within five years of beginning their service, independent directors are required to hold QEP shares with a value equal to five times the amount of each such director's annual cash compensation. Shares that count toward satisfaction of the guidelines include common stock owned by the director and phantom stock attributable to deferred compensation. Each of the independent directors who has served for five years or longer holds a sufficient number of shares to satisfy these guidelines. The Board reviewed these guidelines again in 2018 and determined these guidelines were appropriate.

Limits on Board Service

Our directors may not serve on the board of directors of more than five public companies at any given time. Our CEO may not serve on more than two boards in addition to our Board at any given time. A member of our Audit Committee may not simultaneously serve on the audit committee of more than two other public companies at any given time unless the Board determines that such simultaneous service would not impair the director's ability to serve effectively on our Audit Committee.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during 2018 were Dr. Heinemann, Mr. Minarovic, Dr. Scoggins, Mr. Thacker and Mr. Trice. No member of our Compensation Committee was at any time prior to or during 2018, or the first three months of 2019, an officer or employee of our Company. Additionally, no member of the Compensation Committee had any relationship with our Company requiring disclosure as a related-person transaction. During 2018, no executive officer of our Company served on the compensation committee of any other entity that had one or more of its executive officers serving as a member of our Compensation Committee. Furthermore, no executive officer of our Company served on the Compensation Committee of another company that had one of its executive officers serve as a member of our Board.

Communications with Directors

Interested parties may communicate with the full Board, non-management directors as a group or individual directors, by sending a letter in care of the Corporate Secretary at QEP Resources, Inc., 1050 17th Street, Suite 800, Denver, Colorado 80265. Our Corporate Secretary has the authority to discard any solicitations, advertisements or other inappropriate communications, but will forward any other mail to the named director or group of directors.

Attendance at Meetings

The QEP Board and committees of the Board held the following number of meetings in 2018:

	Board	Audit Committee	Compensation Committee	Governance Committee
Number of Meetings	21	7	6	4

Each director attended at least 75% of the aggregate of (1) the number of Board meetings held while he or she was a director; and (2) the number of meetings of all committees of the Board held while he or she served as a member of his or her respective committee. Our directors are expected to attend the Annual Meeting. All of the directors attended the 2017 Annual Meeting of Shareholders, except for Dr. Scoggins and Mr. Thacker.

Family Relationships

No director or executive officer is related to any other director or executive officer.

Director Retirement Policy

Our Board has adopted a retirement policy that permits an independent director to continue serving until the annual meeting following his or her 72nd birthday, provided that the director remains actively engaged in business, financial or community affairs. The Board does not believe that directors who retire, resign or otherwise materially change their position with their employers should necessarily leave the Board; however, they are required to submit a notice of any such retirement, resignation or change to the Chair of the Board and Chair of the Governance Committee. The Board will then review the continued appropriateness of Board membership under the changed circumstances. The Board may waive its director retirement requirements in certain situations.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS

Transactions with related persons are those that involve our directors, executive officers, director nominees, greater than 5% shareholders, immediate family members of these persons or entities in which one of these persons has a direct or indirect material interest. Pursuant to the procedures described below, we review all transactions that would involve amounts exceeding $120,000 (the current threshold required to be disclosed in the proxy statement under SEC regulations) and certain other similar transactions.

Policies and Procedures for Review and Approval of Related-Person Transactions

Pursuant to the terms of our Corporate Governance Guidelines, we require that all executive officers and directors report to our Corporate Secretary or Assistant Corporate Secretary any event or anticipated event that might qualify as a related-person transaction. The Corporate Secretary or Assistant Corporate Secretary then reports those transactions to the Audit Committee. We also collect information from questionnaires sent to executive officers and directors early each year that are designed to reveal related-person transactions. If a report or questionnaire shows a potential related-person transaction, our Audit Committee will review the transaction in accordance with our Code of Conduct. The Audit Committee will review pending and ongoing transactions to determine whether they conflict with the best interests of the Company, impact a director's independence or conflict with our Code of Conduct. If the transaction is completed, the Audit Committee will determine whether rescission of the transaction, disciplinary action or reevaluation of independence is required. If a waiver to the Code of Conduct is granted to an executive officer or director, the nature of the waiver will be disclosed on our website (www.qepres.com), in a press release or on a current report on Form 8-K.

Related-Person Transactions

As of March 15, 2019, Mr. Doleshek and his spouse own debt securities issued by the Company in the following amounts: $150,000 of our 6.80% Senior Notes due 2020, $450,000 of our 6.875% Senior Notes due 2021 and $20,000 of our 5.375% Senior Notes due 2022. These amounts were unchanged from the amounts disclosed in our 2018 Proxy Statement. During 2018, we paid Mr. Doleshek and his spouse interest on the Senior Notes held by both of them in the aggregate amount of $42,213.

The Audit Committee determined that the ownership of the Company's Senior Notes and the associated interest payments do not conflict with the best interests of the Company or conflict with our Code of Conduct.

SECURITY OWNERSHIP

The information provided below summarizes the beneficial ownership of our common stock by our named executive officers, each of our directors, all of our executive officers and directors as a group, and persons owning more than 5% of our common stock. "Beneficial ownership" generally includes those shares of common stock held by someone who has investment and/or voting authority of such shares or has the right to acquire such common stock within 60 days. The ownership includes common stock that is held directly and also stock held indirectly through a relationship, a position as a trustee, or under a contract or understanding.

Directors and Executive Officers

The following table lists the shares of our common stock beneficially owned by each director, named executive officer, and all directors and executive officers as a group as of March 15, 2019. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire shares within 60 days of March 15, 2019, are included as outstanding and beneficially owned for that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as noted in the footnotes below, the holders have sole voting and dispositive powers over the shares. The Company has no knowledge of any arrangement that would, at a subsequent date, result in a change in control of the Company.

	Amount and Nature of Beneficial Ownership
Name	Common Stock Beneficially Owned		Common Stock Acquirable Within 60 Days		Total Beneficially Owned	Percent of Class[9]
Charles B. Stanley[1]	844,600	[2]	679,428		1,524,028	*
Richard J. Doleshek	519,887	[2,3,4]	267,465		787,352	*
Jim E. Torgerson[5]	332,613	[2,3,4]	200,963		533,576	*
Christopher K. Woosley	226,708	[2,3]	111,314		338,022	*
Phillips S. Baker, Jr.	28,897		104,992	[6]	133,889	*
Julie A. Dill	5,525		92,939	[6]	98,464	*
Robert F. Heinemann	7,200		91,193	[6]	98,393	*
Michael J. Minarovic	0		55,257	[6]	55,257	*
M. W. Scoggins	7,700	[7]	192,068	[6]	199,768	*
Mary Shafer-Malicki	0		54,430	[6]	54,430	*
William L. Thacker III[8]	0		89,562	[6]	89,562	*
David A. Trice	50,000		110,693	[6]	160,693	*
All directors and executive officers (12 individuals)	2,023,130		2,050,304		4,073,434	1.71%

1.	Mr. Stanley retired effective January 14, 2019. All amounts reflected in the table for Mr. Stanley are as of January 14, 2019.

2.
Does not include the following phantom stock units held in the QEP Deferred Compensation Wrap Plan: Mr. Stanley owned 53,605 units as of January 14, 2019; Mr. Doleshek owns 7,147 units; and Mr. Torgerson owned 6,133 units as of January 2, 2019.

3.
Includes the following unvested restricted shares for which the owners have sole voting power, but which cannot be disposed of until they vest: Mr. Doleshek owns 245,076 shares; Mr. Torgerson owned 163,330 shares as of January 2, 2019; and Mr. Woosley owns 148,110 shares.

4.
Does not include the following executives' long-term cash incentive amounts measured in performance share units (PSUs) pursuant to the QEP Cash Incentive Plan, which are subject to a cash payout to the extent certain performance objectives are achieved: Mr. Doleshek owns 341,858 PSUs; Mr. Torgerson owned 268,900 PSUs as of January 2, 2019; and Mr. Woosley owns 151,662 PSUs.

5.	Mr. Torgerson retired effective January 2, 2019. All amounts reflected in the table for Mr. Torgerson are as of January 2, 2019.

6.
Represents fully-vested phantom stock units held in the QEP Deferred Compensation Plan for Directors, which are payable in cash or shares of QEP common stock (at the director's election) upon termination of the director's service on the Board.

7.	Shares are held in a joint account for which Dr. Scoggins has shared voting and dispositive powers with his spouse.

8.	Mr. Thacker will no longer serve on the board after the 2019 Annual Meeting.

9.	The percentage of shares owned is less than 1% unless otherwise stated.

Certain Beneficial Owners

The following table sets forth information with respect to each person known by the Company to beneficially own more than 5% of our common stock as of March 15, 2019.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Credit Suisse AG, Uetlibergstrasse 23, CH 8070, Zurich, Switzerland	22,118,669[1]	9.3%
The Vanguard Group, Inc., 100 Vanguard Blvd., Malvern, PA 19355	21,935,259[2]	9.3%
BlackRock, Inc., 55 East 52nd Street, New York, NY 10055	21,413,968[3]	9.0%
Dimensional Fund Advisors LP, 6300 Bee Cave Road, Austin, TX 78746	18,055,887[4]	7.6%
State Street Corporation, One Lincoln Street, Boston, MA 02111	12,681,473[5]	5.4%
AllianceBernstein L.P., 1345 Avenue of Americas, New York, NY 10105	12,081,815[6]	5.1%

1.
Based upon its Schedule 13G filed with the SEC on February 13, 2019, as of December 31, 2018, Credit Suisse had shared voting power of 22,118,669 shares; and shared dispositive power of 22,118,669 shares.

2.
Based upon its Schedule 13G filed with the SEC on February 12, 2019, as of December 31, 2018, Vanguard Group, Inc. had sole voting power of 116,041 shares; sole dispositive power of 21,806,419 shares; shared voting power of 37,411 shares; and shared dispositive power of 128,840 shares.

3.	Based on its Schedule 13G filed with the SEC on February 6, 2019, as of December 31, 2018, BlackRock, Inc. had sole voting power of 20,446,348 shares and sole dispositive power of 21,413,968 shares.

4.
Based on its Schedule 13G filed with the SEC on February 8, 2019, as of December 31, 2018, Dimensional Fund Advisors LP had sole voting power of 17,718,818 shares and sole dispositive power of 18,055,887 shares.

5.
Based on its Schedule 13G filed with the SEC on February 13, 2019, as of December 31, 2018, State Street Corporation had shared voting power of 12,364,274 shares and shared dispositive power of 12,681,473 shares.

6.
Based upon its Schedule 13G filed with the SEC on February 13, 2019, as of December 31, 2018, AllianceBernstein, L.P. had sole voting power of 9,927,789 shares; sole dispositive power of 11,802,539 shares; and shared dispositive power of 279,276 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act and regulations promulgated by the SEC, the Company's directors and officers subject to Section 16(a) and persons who beneficially own more than 10% of the Company's stock are required to file reports of ownership and changes in ownership with the SEC. The Company prepares reports for directors and officers subject to Section 16(a) based on information known and otherwise supplied, including information provided in response to director and officer questionnaires. Based on this information, the Company believes that all filing requirements under Section 16(a) of the Exchange Act with respect to the Company's directors and officers subject to Section 16(a) were satisfied in 2018.

AUDIT COMMITTEE REPORT

The Audit Committee adopted its Charter in 2010 upon formation of the Company and has amended it from time to time. Audit Committee members are appointed each year by the Board to review the Company's financial matters. The Board has determined that each member of our Audit Committee meets the independence requirements set by the NYSE. The Board has also determined that all members of the Audit Committee are audit committee financial experts as defined by the SEC. No member of the Audit Committee serves as a member of the audit committee of more than three public companies.

We reviewed and discussed with the Company's management the audited financial statements for the year ended December 31, 2018. We discussed with representatives of PwC, the Company's independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA Professional Standards, Vol. 1, AU§ 380), Communication with Audit Committees. We have also received the written disclosures and the letter from PwC required by applicable provisions of the Public Company Accounting Oversight Board regarding PwC's communications with the Audit Committee concerning independence, and we have discussed with representatives of PwC its independence from the Company. We have also discussed with the Company's officers and PwC such other matters and received such assurances from them as we deemed appropriate.

Based on our review and discussions, we have recommended to the Board the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the SEC.

By the Audit Committee:

M. W. Scoggins, Chair
Phillips S. Baker, Jr.
Julie A. Dill
Robert F. Heinemann
Michael J. Minarovic
Mary Shafer-Malicki

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such acts.

COMPENSATION COMMITTEE REPORT

We have reviewed and discussed the Compensation Discussion and Analysis with management and, based on our review and discussions, have recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement for filing with the SEC.

By the Compensation Committee:

Robert F. Heinemann, Chair
Michael J. Minarovic
M. W. Scoggins
William L. Thacker, III
David A. Trice

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such acts.

COMPENSATION DISCUSSION AND ANALYSIS

This section describes the objectives and elements of the executive compensation programs for our Named Executive Officers (NEOs). Our NEOs for this Proxy Statement include our principal executive officer, our principal financial officer, our two other executive officers, as well as one former officer that would have been one of the three other most highly compensated executive officers had she still been employed by QEP at year end. Our NEOs for 2018 are:

•	Charles B. Stanley, Chairman, President and Chief Executive Officer (CEO) (departed January 14, 2019)

•	Richard J. Doleshek, Executive Vice President, Chief Financial Officer (CFO)

•	Jim E. Torgerson, Executive Vice President, QEP Energy (departed January 2, 2019)

•	Christopher K. Woosley, Senior Vice President and General Counsel

•	Margo D. Fiala, Former Vice President, Human Resources (departed March 30, 2018)

On December 5, 2018, the Board of Directors (Board) appointed Timothy J. Cutt as a director and as the President and Chief Executive Officer of the Company, effective January 15, 2019. In connection with the appointment of Mr. Cutt, Mr. Stanley retired as President and CEO of the Company and resigned as a director, effective January 14, 2019.

Executive Summary

Company Overview and 2018 Business Highlights

QEP is an independent crude oil and natural gas exploration and production (E&P) company. As a result, our earnings, cash flows, asset values and stock price are significantly influenced by the cyclical and volatile nature of commodity prices for crude oil, natural gas, and natural gas liquids. Since our spin-off from Questar in 2010, we've been on a deliberate path to increase oil as a percentage of total production and proved reserves, as well as simplify our asset portfolio. Through a series of acquisitions in two world-class oil provinces, first in the Williston basin and then in the Permian, and through divestiture of noncore gas weighted assets in the Midcontinent and the Rockies, we have successfully increased liquids from less than 15% of total production in 2011 to over 55% in 2018.

2018 Business Highlights

Our Company delivered significant results and accomplishments in 2018:

•
Entered into a purchase and sale agreement to sell its assets in Haynesville/Cotton Valley in 2019 for an aggregate purchase price of approximately $735.0 million, subject to purchase price adjustments;

•	Entered into a purchase and sale agreement to sell its assets in the Williston Basin in 2019 for a purchase price of $1,725.0 million, subject to purchase price adjustments;

•	Received $243.6 million proceeds from disposition of assets in 2018, including the Uinta Basin and other non-core assets, which were used to pay down debt;

•	Recognized a net realized oil price of $53.02 per bbl, a $4.80 per bbl increase compared to 2017;

•	Delivered oil equivalent production of 51.9 MMboe;

•	Delivered record oil and condensate production of 23.9 MMbbls, including a record 12.1 MMbbls in the Permian Basin;

•	Reported year-end total proved reserves of 658.2 MMboe, including record proved crude oil and condensate reserves of 339.1 MMbbls, a 6% increase compared to 2017;

•	Incurred capital expenditures (excluding property acquisitions) of $1,176.6 million, a 4% decrease over 2017;

•	Repurchased and retired 6.2 million shares of the Company's outstanding common stock for $58.4 million; and

•	Generated a net loss of $1,011.6 million, or $4.25 per diluted share, primarily due to impairment expense of $1,560.9 million related to our Williston Basin and Uinta Basin assets.

The 2018 Strategic Initiatives referenced throughout our proxy are defined as strategic and financial initiatives to transition the Company to a pure-play Permian Basin Company and to address the significant discount to net asset value in the Company's share price through the following activities:

Strategic Initiatives

•	Engage financial advisors to assist with the divestiture of the Company’s Williston and Uinta Basin Assets, with data rooms expected to be opened in late March or early April; and

•	Market remaining non-Permian assets, including the Haynesville/Cotton Valley (Haynesville), in the second half of 2018.

Financial Initiatives

•
Use proceeds from asset sales to fund Permian Basin development program, until the program reaches operating cash flow neutrality in 2019, reduce debt and return cash to shareholders through share repurchases;

•	Authorized a $1.25 billion share repurchase program; and

•	Approved 2018 capital plan of approximately $1.075 billion, of which approximately 65% will be directed toward the Permian Basin.

2018 was a transformative year for QEP as we set out to accomplish our 2018 Strategic Initiatives laid out in February 2018 which were aimed at streamlining our operations, optimizing our cost structure and rationalizing our asset portfolio. As a result of 2018 Strategic Initiatives, the Company's Board of Directors implemented severance and retention programs to manage through this transition. See the "Compensation Elements - 2018 Executive Severance Program" section below for more information.

Our progress on the 2018 Strategic Initiatives was significant, including the divestiture of our Uinta Basin natural gas assets, entering into a purchase and sale agreement to sell our assets in the Haynesville/ Cotton Valley and entering into a purchase and sale agreement to sell our assets in the Williston Basin. We continued to enhance our drilling and completion designs in the Permian Basin and grew oil equivalent production in the Basin by over 94% compared with 2017.

In January of 2019, we closed the sale of our assets in the Haynesville/Cotton Valley. In February of 2019, we agreed with the buyer to terminate the purchase and sale agreement for our assets in the Williston Basin. We will continue to operate and develop assets in the Williston Basin, including the Company's South Antelope and Fort Berthold leaseholds.

Summary of 2018 Compensation Committee Actions

During 2018, our Compensation Committee took a number of actions to ensure our successful transition to a pure-play Permian Basin company, including retaining our key employees necessary to make the transition, continuing QEP's focus on operating cost-effectively in a volatile commodities market, and being responsive to feedback received from our fall 2017 shareholder outreach program. In addition, with the departure of three named executive officers, our Compensation Committee took additional actions related to executive succession and severance.

Retention and Focus on 2018 Strategic Initiatives
Our Compensation Committee implemented the 2018 Executive Severance Program and Executive Retention Program to retain executive management who are integral to achieving our 2018 Strategic Initiatives, which included:

•
Severance agreements that provide that if the executive's employment with the Company is terminated without cause or the executive terminates his or her employment for good reason prior to September 30, 2020, the executive will be entitled to receive certain severance payments and benefits; and

•
A one-time cash retention payment of $500,000 payable in March 2019, subject to continued employment through such date, for each of our named executive officers other than Mr. Stanley and Mr. Doleshek.

In addition, the Compensation Committee reconstructed our 2018 peer group to generally reflect similarly sized public companies with primary operations in the Permian Basin. The Compensation Committee also established formulaic metrics in our Annual Incentive Plan (AIP) for our CEO and CFO specifically tied to the execution of our 2018 Strategic Initiatives with the goal of ensuring the Company received the appropriate value for the assets being divested, that our Permian Basin production goals were achieved and that our Permian operating costs were reduced.

Returns and Cost-Effective Operation
To continue our focus on operating cost-effectively in a volatile commodities market and to be responsive to shareholders' comments to sharpen our focus on generating profits and strong returns on investments, our Compensation Committee:

•	Maintained a drilling rate of return metric in our 2018 AIP for our executives other than our CEO and CFO;

•	Added a metric to our 2018 AIP tied to lease operating expense plus transportation and processing costs per Boe for our executives other than our CEO and CFO;

•	Discontinued adjustment of 2018 AIP metrics for commodity price fluctuations (except Drilling Rate of Return);

•	Reduced our CEO's long-term incentive (LTI) grant by 10%;

•	Discontinued the use of stock options in our LTI award mix;

•	Kept our CEO's base salary unchanged for the fourth year in a row and made minor increases to the salaries of certain other named executive officers to maintain competitiveness with market rates;

•
Paid out the 2016 PSU awards at 87% of grant date target based upon our relative total shareholder return (TSR) performance score of 100% from January 1, 2016 to December 31, 2018, and the absolute share price performance over the same period; and

•	Approved an overall 2018 AIP company score of 100% for our CEO and CFO and 147% for our other executives.

Response to Shareholder Feedback
Our Compensation Committee took a number of actions in response to the feedback received from our shareholder outreach program in the fall of 2017 in addition to implementing the pay metrics focused on returns as discussed above. The Compensation Committee:

•	Established a TSR cap and threshold in our PSU program;

•	Removed the discretionary AIP metric and shifted to a more formulaic scorecard;

•
Provided for certain AIP metrics that can be calculated from our Annual Report on Form 10-K disclosures, including Adjusted EBITDA, Lease Operating Expense plus Transportation & Processing Costs and Production; and

•	Added additional Proxy Statement disclosure to provide clarity as to how QEP's metrics are intended to encourage executive actions/decisions that improve the Company's bottom-line performance.

Succession and Severance
Our Compensation Committee took actions related to the departures of three named executive officers: Margo Fiala, Vice President, Human Resources (announced in March 2018); Jim Torgerson, Executive Vice President, QEP Energy (announced in November 2018); and Charles Stanley, President and CEO (announced in December 2018). The Compensation Committee:

•
Utilized our succession planning process to promote from within to fill the position of VP, Human Resources held by Ms. Fiala until March 2018, and to assign Mr. Torgerson's responsibilities to other officers as the Company executed its strategic initiatives. Our Compensation Committee also retained an executive search firm to replace the CEO position vacated by Mr. Stanley when he retired in January 2019.

•
Reviewed and approved severance arrangements in connection with the departure of these three named executives. Ms. Fiala and Mr. Torgerson received severance pursuant to the terms of their Severance Participation Letters executed in February 2018. For a summary of those terms, see the "Compensation Elements - 2018 Executive Severance Program" section below. In connection with Mr. Stanley’s retirement and in light of the contributions of Mr. Stanley to the Company during his tenure, the Compensation Committee determined that Mr. Stanley would receive benefits similar to those described in his Severance Participation Letter executed in February 2018. For the actual payments made to Ms. Fiala, Mr. Torgerson and Mr. Stanley, see the "Compensation Tables - Potential Payments Upon Termination or Change in Control" section below and accompanying footnotes.

The Compensation Committee also structured and approved the compensation package for Mr. Cutt, our new President and CEO, whose employment commenced on January 15, 2019, to include:

•	a base salary of $750,000;

•	a cash payment of $350,000 paid on March 1, 2019;

•	a 2019 AIP target award of $750,000; and

•
a special equity grant of $3.6 million, comprised of (i) $1.8 million in restricted stock that will vest in equal annual installments over a three-year period ending March 2022, and (ii) $1.8 million in PSUs for a performance period ending on December 31, 2021.

Mr. Cutt also received our standard Tier 1 relocation program. Mr. Cutt is eligible to receive severance benefits pursuant to our Executive Severance Plan (Change in Control) in the event of certain terminations related to a change in control of the Company and pursuant to the 2018 Executive Severance Program if his employment is terminated without Cause or by Mr. Cutt for Good Reason prior to September 30, 2020, the terms of which are consistent with those available to Mr. Stanley. For further details, see the "Compensation Tables - Potential Payments Upon Termination or Change in Control" section below.

Say on Pay

Our shareholders have approved our executive compensation programs in past say-on-pay votes with an average of 91% of the votes cast for the past five years. We value ongoing dialogue with our shareholders as to our executive compensation programs and other corporate governance matters. During 2018, we continued our shareholder outreach efforts, which included contacting shareholders representing more than 60% of our outstanding shares. Based on our engagement efforts, we believe our shareholders continue to strongly support our executive compensation programs. As noted above and in our 2018 Proxy Statement, our Compensation Committee took specific actions to address shareholder feedback when making 2018 executive compensation program decisions in February 2018.

Realizable Pay Demonstrates Pay and Performance Alignment

Our pay programs are designed to align pay outcomes with both short-term and long-term company strategy and performance, and we believe they are working as designed. Our CEO's actual realizable compensation based on performance has varied significantly from the intended target value, as illustrated by the graph below.

Grant Price is the fair value on the date of grant for PSUs, stock options and restricted stock, as reported in the Summary Compensation Table.

Target Pay includes base salary, target annual incentive and grant date fair value of LTI awards (PSUs, restricted stock and stock options).

Realizable Pay includes base salary, actual annual incentive paid, actual PSU performance for the 2016-2018 cycle and period-to-date PSU performance for the 2017-2019 and 2018-2020 performance periods as of December 31, 2018, and value of vested and unvested LTI awards at the current price ($5.63).

The strong correlation between Company performance and our CEO's realizable pay, as reflected in the table above, is a direct function of our CEO's pay mix and the design of our executive compensation programs.

As shown in the graph below, 71% of our CEO's 2018 target total pay was tied to stock performance and 51% of our CEO's 2018 target total pay was tied to performance metrics (PSUs and Annual Incentive). Excluding the one-time cash bonus awarded to Mr. Cutt, his pay mix is similar, with 71% of target total pay tied to stock performance and 50% of target total pay tied to performance metrics.

CEO Target Pay Mix 2018

Base Salary
13.9%
Annual Incentive
15.3%
PSUs
35.4%
Restricted Stock
35.4%

Based on the CEO's pay mix, changes in stock price over time have directly and substantially impacted the CEO's realizable pay, highlighting the link between pay and performance.

In addition to pay mix, the design of both our short-term and long-term incentives aligns realizable pay with Company performance. Our AIP metrics are based on short-term goals, the achievement of which the

Compensation Committee expects will result in strong positioning within our industry and greater shareholder value over time. Generally, the extent to which those goals are achieved directly impacts CEO realizable pay. Our long-term incentives are based primarily on share price and/or relative shareholder return, meaning that, except for special retention awards and certain payments upon termination, pay is realizable only as and when our stock performs. For example, with the decline in commodity prices in our industry and the significant decline in our stock price since the end of 2014, all of our outstanding stock options are out-of-the-money (i.e. have exercise prices greater than the current market price for our common stock) as of December 31, 2018. Additionally, our total shareholder return was at the median of our peers (50th percentile) for the 2016-2018 performance cycle, but the value of the cash payout on the PSUs earned by our CEO was 87% of grant date target value due to stock price performance.

Key Features of Our Executive Compensation Program

Our Executive Compensation Practices (What We Do)
✓ Pay for Performance – We structure our CEO's compensation so that more than 85% of our CEO's target total compensation varies based on performance (stock price and performance metrics).
✓ Responsive to Shareholder Feedback – We seek shareholder input on our pay practices and regularly take action on feedback received.
✓     Double-Trigger Severance and LTI Award Vesting – Upon a change in control, LTI awards and cash benefits under our Executive Severance Plan (the CIC Plan) vest or become payable only if the employee is terminated without cause or constructively terminated within three years following the change in control.

✓ Clawback Policy – AIP awards for our Section 16 Officers are subject to clawback in the event of a financial restatement due to fraud or misconduct, at the discretion of the Compensation Committee.
✓     Executive Ownership Guidelines – Our stock ownership guidelines for our executives and directors are consistent with good corporate governance practices, requiring 6x base salary for our CEO, 3x for our CFO and EVP and 2x for other officers.

✓ External Benchmarking – Our Compensation Committee reviews competitive compensation data based on an appropriate group of E&P peer companies prior to making annual compensation decisions.
✓     Independent Compensation Consultant – Our Compensation Committee has engaged an independent executive compensation advisor who reports directly to the Compensation Committee and provides no other services to the Company.

✓ Tally Sheets – Our Compensation Committee reviews comprehensive reports of each NEO's total compensation package prior to making executive compensation decisions.
✓     Annual Risk Assessment of Compensation Practices – Our Compensation Committee conducts an annual risk assessment to consider carefully the degree to which compensation plans and decisions affect risk-taking. We do not believe that any of the compensation arrangements in place encourage unnecessary risk-taking.

Prohibited Executive Compensation Practices (What We Don't Do)
X No Golden Parachute Excise Tax Gross-Ups – We do not provide golden parachute excise tax gross-ups in our Executive Severance Plan or elsewhere.
X No Repricing – Our stock incentive plan does not permit the repricing of underwater stock options without shareholder approval.
X No Hedging, Pledging or Derivatives Trading of QEP Stock – These practices are strictly prohibited for all officers of the Company.
X      No Excessive Perquisites or Benefits – We offer limited perquisites to our NEOs, consistent with the perquisites offered by our peer companies, to offset the cost of tax return preparation, financial planning and related expenses. Our supplemental retirement programs are limited to restoring the benefits lost under our qualified retirement plans, and eligibility is not limited to executives.

X No Employment Agreements – We have no employment agreements with any executive officers.

Compensation Philosophy and Objectives

In designing and administering our executive compensation program, our Compensation Committee is guided by an overall philosophy that emphasizes the following objectives:

Attract, retain and reward effective leaders. Our philosophy is to attract, retain and reward effective leaders by paying our executives competitively with our peers, with a majority of executive pay being earned over time and dependent on Company performance. In order to gauge whether our compensation structure is competitive with our peers, we evaluate the range of current industry compensation practices to provide external benchmarks that help to guide our executive compensation structure. Our Compensation Committee determines individual total compensation targets within this framework to provide compensation that correlates with QEP's relative performance to its peers. We do not, however, target a specific percentile of the peer market data. This approach provides the flexibility needed to manage our executive compensation programs to meet our current business needs. In connection with the announcement of our 2018 Strategic Initiatives and the announcement of our Board's evaluation of strategic alternatives in February 2019, attraction and retention of executives became of paramount importance.

Incentivize and pay for performance. Our executives should get paid more when the Company and our stock perform well and less when the Company and our stock are not performing well. To create the link between pay and performance, the majority of each of our NEO's compensation is based on the Company's attainment of short-term goals, long-term stock price performance and TSR performance relative to our peers.

Align our executives' interests with our shareholders' interests. Our executive compensation programs should incentivize our executives to think like shareholders and take into account shareholder concerns. Accordingly, a substantial portion of their compensation is provided in the form of long-term equity incentives that tie executive pay to stock performance. In addition, we require each of our NEOs to meet substantial stock ownership guidelines so that they have an investment in QEP and are incentivized to increase the value of that investment. We also engage in ongoing dialogue with our largest shareholders regarding executive compensation and governance matters, so that our executive compensation programs address any areas of concern.

Ensure appropriate management of risk. Our Compensation Committee believes that effective leadership in the oil and gas business requires taking prudent business risks while discouraging excessive risk-taking. To encourage this balance, our Compensation Committee has structured our compensation to include extended three-year vesting schedules on LTI awards, and generally, to base at least a portion of annual incentive awards on meeting strategic objectives regarding safety, legal and regulatory compliance. Annually, the Compensation Committee's independent compensation consultant conducts an assessment of our compensation programs to ensure that our programs do not encourage executives to take inappropriate or excessive risks that could negatively impact the Company. In addition, we strictly prohibit hedging, pledging or derivatives trading of QEP stock.

Compensation Elements

Our compensation program for NEOs aligns with our compensation philosophy and incorporates elements designed to address a variety of objectives. The following table highlights each element of our compensation program and the primary role of such element in achieving our executive compensation objectives. Refer to specific sections of this proxy statement for more details on each program.

Compensation Element	Role in Total Compensation
Base Salary
• Provides fixed compensation based on an individual's skills, experience and proficiency, competitive market data, and the relative value of the individual's role within the Company; and
• Attracts and retains executive talent and helps the Company remain competitive in our industry.

Annual Incentive Program
• Motivates executives to achieve our strategic initiatives;
• Rewards annual Company and individual performance;
• Motivates participants to meet or exceed internal and external performance expectations; and
• Recognizes individual contributions to the organization's results.

Long-Term Incentive Program w Performance Share Units w Restricted Stock w Stock Options
• Rewards long-term performance, directly aligned with shareholder interests;
• Provides a strong performance-based equity component;
• Recognizes and rewards share performance relative to industry peers through PSUs based on relative TSR performance;
• Aligns compensation with sustained long-term value creation;
• Allows executives to acquire a meaningful and sustained ownership stake; and
• Fosters executive retention by vesting awards over multiple years.

Benefits w Health & Welfare w Retirement w Deferred Compensation w Other
• Attracts and retains executive talent and helps the Company remain competitive in our industry by offering a comprehensive employee benefits package;
• Provides health and welfare benefits comparable to those provided to all other employees;
• Provides financial security in the event of various individual risks and maximizes the efficiency of tax-advantaged compensation vehicles; and
• Provides limited perquisites consistent with those offered by our peer companies.

Termination and Retention Benefits w CIC Plan w 2018 Executive Severance Program
• Attracts and retains executive talent as we execute a change in business strategy in a competitive and changing industry; and
• Ensures executives act in the best interests of shareholders in times of heightened uncertainty.

Base Salary

Our base salary program is designed to reward the NEOs with market competitive salaries based upon their role, experience, competence and sustained performance. The Compensation Committee evaluated base salaries in February 2018 and made minimal adjustments in light of company performance, market rates and implementation of other compensation programs. Salaries for our named executive officers for 2018 were as follows:

NEO	2017 Base Salary	2018 Base Salary	% Change
Mr. Stanley	$850,000	$850,000	—%
Mr. Doleshek	$580,000	$580,000	—%
Mr. Torgerson	$515,000	$515,000	—%
Mr. Woosley	$383,000	$400,000	4%
Ms. Fiala	$288,000	$297,000	3%

Annual Incentive Program

Our Compensation Committee approves annual cash awards pursuant to the AIP. As reflected in the table below, in early 2018 the Compensation Committee made only one adjustment to our NEOs' AIP targets. Mr. Woosley's target increased from 75% to 80% to incorporate competitive benchmark data and to reflect his responsibilities and contributions relative to that of our other executives.

NEO	2018 AIP Target (% of Base Salary)	2018 AIP Target Award
Mr. Stanley	110%	$935,000
Mr. Doleshek	95%	$551,000
Mr. Torgerson	95%	$489,250
Mr. Woosley	80%	$320,000
Ms. Fiala	60%	$178,200

For 2018, our Compensation Committee established specific performance goals for our CEO and CFO related to the execution of our 2018 Strategic Initiatives, as the Compensation Committee determined that our CEO and CFO were in the best position to effect timely and successful implementation of our 2018 Strategic Initiatives. For the remainder of our NEOs, the 2018 AIP consisted of key metrics used in prior years, which were focused on company-wide operations and financial health, and a new cost metric related to lease operating expense and transportation and processing costs, which was based on shareholder feedback and the Compensation Committee's and management's assessment of what will drive success during this strategic transition. The table below summarizes the 2018 AIP metrics. Payout on each of the quantitative metrics ranges from 0% to 200%, with results interpolated between the 50% of target and 200% of target goals.

Metric	What It Is	Why We Used It	How We Set The Target
CEO & CFO (NEW)
Asset Sales ($ million)	The sum of unadjusted gross purchase prices for all Purchase Sale Agreements executed in 2018.	Successful execution of our 2018 business strategy required a swift transition to a Permian pure-play company, balanced with maximizing the value of the assets sold.	Board approved financial analysis.
Permian Total Equivalent Production - Thousand Barrels of Oil Equivalent per Day (Mboed)	Oil, natural gas and natural gas liquids production in the Permian Basin converted to an oil equivalent at a 6-to-1 ratio as measured in Thousand Barrels of Oil Equivalent per Day (Mboed).	Our Permian Basin production goal was derived from our capital spending program and was a key component in our ability to deliver our targeted returns from capital investment.	Board approved 2018 Operating Plan.
Permian Lease Operating Expense plus Adjusted Transportation & Processing Costs ($ per Boe) (Non-GAAP)
An operating cost metric calculated as:
Permian LOE (the cost of operating and maintaining property and equipment on a producing oil and gas lease), plus Permian Adjusted Transportation & Processing Costs (the cost of transporting, marketing and processing produced oil and gas), divided by Permian Total Equivalent Production (see above).
		Ensured focus on profitability and cost control and not just on production "at any cost."	Board approved 2018 Operating Plan.
Other NEOs
Total Equivalent Production - Million Barrels of Oil Equivalent (MMboe)	Oil, natural gas and natural gas liquids production converted to an oil equivalent at a 6-to-1 ratio as measured in Million Barrels of Oil Equivalent (MMboe).	Our production goal was derived from our capital spending program and was a key component in our ability to deliver our targeted returns from capital investment.	Board approved 2018 Operating Plan.

Metric	What It Is	Why We Used It	How We Set The Target
Drilling Rate of Return (RoR)
Internal RoR for wells drilled Q4 2017 through Q3 2018. Measure estimated future cash flows based on individual well performance results, before taxes, assuming commodity prices of $55 per bbl and $3 per MMbtu of gas.
Well-level economics are the best leading indicator of capital efficiency and successful capital allocation decisions.
Set at a level that covers the cost to drill, complete and equip the individual wells drilled in this period and includes a proportionate share of the acquisition costs, which exceeds our weighted average cost of capital.

Adjusted EBITDA (Non-GAAP)
As disclosed in our quarterly and annual financial statements, this is a non-GAAP financial measure which management defines as earnings before interest, income taxes, depreciation, depletion and amortization (EBITDA), adjusted to exclude changes in fair value of derivative contracts, exploration expenses, gains and losses from asset sales, impairment, loss from early extinguishment of debt and certain other items.
		Ensured focus on profitability and tied directly to our financial statements.	Board approved 2018 Operating Plan.
Lease Operating Expense plus Adjusted Transportation & Processing Costs ($ per Boe) (Non-GAAP) (NEW)
An operating cost metric calculated as:
LOE (the cost of operating and maintaining property and equipment on a producing oil and gas lease), plus Adjusted Transportation & Processing Costs (the cost of transporting, marketing and processing produced oil and gas), divided by Total Equivalent Production (see above).
		Ensured focus on profitability and cost control and not just on production "at any cost."	Board approved 2018 Operating Plan.
Total Recordable Incident Rate (TRIR)	Number of recordable injuries per 200,000 work hours.	Safety is a critical component of our business. We strive to ensure that all of our employees and contractors go home safely every day.	Based on Bureau of Labor Statistics data as reported in American Petroleum Institute (API) Workplace Injuries and Illness Report.
Environmental Severity Rate (spills)	Number of barrels released per million barrels equivalent produced.	Our core values include operating in an environmentally responsible manner. This year we shifted our focus slightly to measure not the number of spills, but the severity.	Based on operator data reported in American Exploration & Production Council (AXPC) annual benchmarking survey results.
Hazard Identification and Reporting Rate (HIRR)	Number of near misses and safety observations per 200,000 work hours.	This metric provides a leading indicator of safety awareness and safe behaviors which reduces incidents.	Set by Board based on prior year results.

The Compensation Committee's assessment of 2018 performance for the CEO and CFO scorecard is summarized in the following table:

Metric	Weight	Threshold 50%	Target 100%	Stretch 150%	Max 200%	Result	Score (Payout %)
Asset Sale Agreements ($ in billions)	60%	$1,600	$2,000	$2,400	$2,800	(1)	100%(1)
Permian Total Equivalent Production per Day (Mboed)	20%	36.0	38.0	40.0	42.0	44	200%
Permian Lease Operating Expense plus Adjusted Transportation & Processing Expense per Boe[2]	20%	$7.20	$7.07	$6.91	$6.80	$7.27	0%
Total CEO and CFO Score							100%(1)

1.
The Board of Directors exercised its discretion in setting the Asset Sale Agreements Metric and Total CEO and CFO Score at 100%. The performance targets with respect to the Asset Sale Agreements metric were based on the plan to execute purchase and sale agreements for both the Uinta Basin assets and Williston Basin assets in 2018. The Compensation Committee gave credit for the Company’s execution of a third purchase and sale agreement for the divestiture of the Haynesville/Cotton Valley assets in November 2018, which closed in January 2019, but limited the payout score to 100% because total asset sale values were less than anticipated.

2.
Permian Adjusted Transportation & Processing Cost is a Non-GAAP financial measure and includes the Permian portion of the transportation and processing costs shown on the Consolidated Statement of Operations plus the portion of the transportation and processing costs deducted from total revenues for the Permian Basin. Refer to pages 70-71 of our Annual Report on Form 10-K. To calculate the score for the AIP-Permian Lease Operating Expense plus Adjusted Transportation & Processing Costs per BOE metric, our Compensation Committee made adjustments to Permian Lease Operating Expense plus Adjusted Transportation & Processing Costs to eliminate certain expenses associated with Permian infrastructure assets, which were not anticipated by management or the Compensation Committee when setting the performance target. The AIP-Permian Lease Operating Expense plus Adjusted Transportation & Processing Costs per BOE was $7.27 per Boe, which was below the threshold amount, resulting in a 0% payout for this metric.

The Compensation Committee's assessment of 2018 performance for the other NEOs' scorecard is summarized in the following table:

Metric	Weight	Threshold 50%	Target 100%	Stretch 150%	Max 200%	Result	Score (Payout %)
Total Equivalent Production (MMboe)	20%	47.5	49.0	51.0	52.5	51.9	179%
Drilling Rate of Return	20%	25%	35%	42.5%	55%	34.4%	97%
AIP-Adjusted EBITDA[1]	20%	$841	$891	$991	$1,041	$947.0	128%
AIP-Lease Operating Expense plus Adjusted Transportation & Processing Costs per Boe[2]	20%	$9.03	$8.87	$8.66	$8.52	$8.32	200%
Health, Safety and Environment	20%
Hazard Identification Reporting Rate		200	225	248	276	279	200%
Total Recordable Incident Rate		1.11	0.90	0.77	0.54	0.54	200%
Spill Severity Rate		40.0	30.0	20.0	9.0	41.2	0%
Total Score							147%

1.
To calculate the score for the AIP-Adjusted EBITDA, our Compensation Committee made adjustments to reported Adjusted EBITDA to eliminate the impact of expenses associated with the implementation of our 2018 Strategic Initiatives (for example, restructuring costs) and other special projects. The Adjusted EBITDA reported on pages 64-65 of our Annual Report on Form 10-K of $974.8 million was increased by $61 million to eliminate the costs associated with our 2018 Strategic Initiatives, resulting in AlP-Adjusted EBITDA of $1,035.8 million. Further, the Board of Directors used its discretion to reduce the AIP-Adjusted EBITDA by the amount of the Company's capital expenditures in excess of the amount approved by the Board in January 2018. AlP-Adjusted EBITDA was calculated as follows:

2018 ($ in millions)
Adjusted EBITDA	$974.8
Restructuring costs	$54.3
Special projects	$6.7
AIP-Adjusted EBITDA	$1,035.8
Board of Directors Adjustment	$(88.8)
Final AIP-Adjusted EBITDA	$947

2.
To calculate the score for the AIP-Lease Operating Expense plus Adjusted Transportation & Processing Costs per Boe, our Compensation Committee made adjustments to Lease Operating Expense plus Adjusted Transportation & Processing Costs to eliminate certain expenses associated with Permian infrastructure assets, which were not anticipated by management or the Compensation Committee when setting the performance target. The Lease Operating Expense reported on page 70 of our Annual Report on Form 10-K of $263.1 million was reduced by $4.1 million, or $0.08 per Boe, which resulted in AIP-Lease Operating Expense plus Adjusted Transportation & Processing Costs per Boe of $8.32 per Boe, calculated as follows:

2018 ($ in millions, except per Boe)
Lease Operating expense (LOE)	$263.1
Minus: Permian infrastructure adjustment for AIP	$(4.1)
LOE, as adjusted	$259
Plus: Adjusted transportation & processing (T&P) costs	$172.6
LOE plus Adjusted T&P Costs, as adjusted	$431.6
Total Equivalent Production (MMboe)	$51.9
AIP-LOE & Adjusted T&P per Boe	$8.32

2018 AIP Payouts

In February 2019, our Compensation Committee determined 2018 AIP payouts for our NEOs based on AIP scorecard performance and target individual performance.

The following table shows the 2018 AIP payouts for our NEOs.

NEO	Target Award	Scorecard Result	Target Award Adjusted for Company Score	Final Award
Mr. Stanley[1]	$935,000	100%	$935,000	$935,000
Mr. Doleshek	$551,000	100%	$551,000	$551,000
Mr. Torgerson[2]	$489,250	n/a	n/a	$489,250
Mr. Woosley	$320,000	147%	$470,400	$470,400
Ms. Fiala[2]	$178,200	n/a	n/a	$44,550

1.	Mr. Stanley's AIP payout was paid at target for 2018 pursuant to his severance arrangement, based on the Compensation Committee's assumption of a 100% result for the 2018 CEO/CFO scorecard.

2.	Mr. Torgerson's and Ms. Fiala's AIP payouts were based on their target AIP awards for 2018 pursuant to the terms of their Severance Participation Letters.

Long-Term Incentive Program

Our long-term incentive (LTI) program is designed to align executive compensation with long-term stock price and TSR performance, both on an absolute basis and relative to industry peers. Our Compensation Committee first determines the total target LTI value for the annual grant to NEOs. When setting the total target LTI value for 2018, as reflected in the table below, our Compensation Committee reduced the grant value to our CEO by 10% in light of the Company's 2017 performance and increased the total target LTI value for Mr. Woosley to incorporate competitive market data and recognize individual contributions.

NEO	2017 LTI Grant Value	2018 LTI Grant Value	% Change
Mr. Stanley	$4,800,000	$4,320,000	(10)%
Mr. Doleshek	$2,360,000	$2,360,000	—%
Mr. Torgerson	$2,200,000	$2,200,000	—%
Mr. Woosley	$1,000,000	$1,110,000	11%
Ms. Fiala	$475,000	$475,000	—%

Our Compensation Committee then determined how to deliver the total target LTI value through a mix of vehicles including PSUs and restricted stock. While stock options had been utilized in prior years, our Compensation Committee decided not to grant stock options to executives in 2018 due to a significant decline in the prevalence of stock options in our industry. In 2018, our LTI mix for NEOs was 50% restricted stock and 50% PSUs, except for Ms. Fiala who received 60% restricted stock and 40% PSUs.

In May 2018, our shareholders approved the 2018 Long-Term Incentive Plan (LTIP), which replaces the 2010 Long-Term Stock Incentive Plan (LTSIP). Awards approved by the Compensation Committee in February 2018 and priced on March 1, 2018, were made under the LTSIP. Retention awards of restricted stock to Mr. Woosley approved by the Compensation Committee and the Board on December 5, 2018, and granted on March 1, 2019, were made under the LTIP.

Performance Share Units

PSUs utilize phantom shares of stock that track the value of QEP shares but are typically settled in cash. PSUs align our executive compensation with the Company's TSR performance relative to our peers in the industry. The value realized for PSUs is dependent on both QEP's stock price and our TSR performance relative to our peers over a three-year period. The following chart summarizes the features of the PSU grants to our NEOs under our Cash Incentive Plan (CIP).

Performance Measure - Relative TSR
The payout is based on the Company's TSR over the performance period compared to the TSR of a group of peer companies over the same period. TSR combines share price appreciation and dividends paid, if any, to determine the total return to the shareholder. TSR is calculated using the average share price for the quarter immediately prior to the beginning and at the end of the performance period, and dividends paid during that period.

Vesting	PSUs vest at the end of a three-year performance period and are payable in cash or shares upon Board certification in the first quarter of the following year.
Target Number of PSUs Awarded	The target number of PSUs awarded is determined by dividing the target dollar amount of LTI to be issued as PSUs by the closing price per share of QEP common stock on the grant date.
Peer Group	For awards with a 2018-2020 performance period, granted in March 2018, the peer group is outlined in the section below titled "Compensation Process - Determination of Peer Group".
Performance Scale
The performance scale is based on QEP's percentile rank in the peer group, with linear interpolation between each point:
• 90th percentile or above: 200% score
• 70th percentile: 150% score
• 50th percentile: 100% score
• 30th percentile: 50% score
• Below 30th percentile: 0% score

Cap/Floor
For awards granted in March 2018, a payout cap and floor applies based on absolute TSR performance. If QEP's TSR is between 0% and -25%, the payout is capped at 150% and if QEP's TSR is less than -25% the payout is capped at 100%. Likewise, if QEP's annualized TSR is greater than 15% during the performance period, the payout will be a minimum of 50%.

Payout Calculation
Cash payouts under the program at the end of the performance period are calculated using the following formula: Target # PSUs awarded times Performance Score times Average Q4 stock price of the final year of the performance period (Note: if awards are to be paid in shares, the same payout formula is used but would exclude the Average Q4 stock price component).

Termination Rules
For terminations without cause or for good reason through September 30, 2020, as defined in the February 2018 Participation Letters for our NEOs, PSUs fully vest and are paid based on actual performance through the last day of the month prior to termination. Otherwise, shares automatically vest only upon an involuntary or constructive termination following a change in control (double trigger) per the terms of our Executive Severance Plan. See the "Compensation Tables – Potential Payments Upon Termination or Change in Control" section below for more information. In the event of retirement, death or disability, the number of PSUs is prorated based on termination date and paid based on actual performance at the end of the applicable performance period.

2016-2018 PSU Performance Period

The awards granted in February 2016 for the 2016-2018 performance period were eligible to vest upon the end of the performance period on December 31, 2018, subject to our relative TSR during the performance period as certified by our Compensation Committee. QEP's TSR ranked at the 50thpercentile of our peers, which resulted in a cash payout at 87% of grant date target value for each NEO who was employed as of the end of the performance period based on the vesting of 100% of the targeted number of PSUs. Our total shareholder return was just below the median of our peers, but the decline in absolute share price over the period decreased the payout value of the award as compared to the grant date target value. The TSR ranking for the 2016-2018 performance period as compared to QEP's peers was as follows:

Company	Ticker	TSR	TSR %ile Rank	Performance Score %
WPX Energy, Inc.	WPX	104.01%	100%
Continental Resources, Inc.	CLR	59.86%	96%
Diamondback Energy, Inc.	FANG	50.77%	92%
Concho Resources, Inc.	CXO	23.93%	88%
Cabot Oil & Gas Corporation	COG	22.92%	83%
Encana Corporation	ECA	20.36%	79%
Denbury Resources, Inc.	DNR	6.79%	75%
Oasis Petroleum, Inc.	OAS	-15.08%	71%
SM Energy Company	SM	-23.15%	67%
Cimarex Energy Company	XEC	-24.96%	63%
Antero Resources Corporation	AR	-33.57%	58%
EQT Corporation	EQT	-38.47%	54%
QEP Resources, Inc.	QEP	-39.70%	50%	100%
Chesapeake Energy Corporation	CHK	-44.64%	46%
Whiting Petroleum Corporation	WLL	-45.88%	42%
Newfield Exploration Company	NFX	-45.98%	38%
Range Resources Corporation	RRC	-47.98%	33%
Southwestern Energy Company	SWN	-49.81%	29%
Carrizo Oil & Gas, Inc.	CRZO	-51.44%	25%

Laredo Petroleum, Inc.	LPI	-52.07%	21%
Gulfport Energy Corporation	GPOR	-67.16%	17%
EP Energy Corporation	EPE	-72.42%	13%
Energen Corporation[1]	EGN	-100.00%	0%
Rice Energy, Inc.[1]	RICE	-100.00%	0%
Ultra Petroleum Corporation[1]	UPLMQ	-100.00%	0%

1Per the Performance Share Unit Award Agreement, should a peer company file a bankruptcy or similar petition or otherwise seek any protection from creditors under an available legal process or cease to exist as a separate publicly traded company during the Performance Period (e.g., due to acquisitions, etc.), it will nonetheless remain as a member of the Company’s peer group for purposes of the Payout calculation and the Company shall be ranked higher than such peer company for purposes of the Payout calculation.

The payout on the PSUs for the 2016-2018 performance period was as follows:

NEO	Target Award Value	Grant Price (2016)	Target PSUs	Performance Score	Vest Price (2018)	Cash Payout[1]	Cash Payout % of Target Award Value
Mr. Stanley	$2,160,003	$10.12	213,439	100%	$8.78	$1,873,994	87%
Mr. Doleshek	$1,062,003	$10.12	104,941	100%	$8.78	$921,382	87%
Mr. Torgerson	$900,002	$10.12	88,933	100%	$8.78	$780,832	87%
Mr. Woosley	$324,002	$10.12	32,016	100%	$8.78	$281,100	87%

1The payout calculation is Target # PSUs x % Performance Score (rounded up to whole shares) x Vest Price (Average Q4 stock price of final year of performance period).

Pursuant to the terms of her Severance Participation Letter, the vesting was accelerated on all of Ms. Fiala’s unvested PSUs to provide for payout based on actual performance in relation to the applicable performance measures through February 28, 2018, the end of the month prior to the month of the termination of her employment, resulting in a payout of 134% of the 19,896 PSUs for the 2018-2020 performance period, no payout for the 11,190 PSUs for the 2017-2019 performance period and a payout of 69% for the 16,898 PSUs for the 2016-2018 performance period (for a total payment of $362,133).

Restricted Stock

Restricted stock aligns our executive compensation directly with the Company's market value (or stock price), encourages retention and increases employee ownership in the Company. The following chart summarizes the features of the restricted stock granted to our NEOs. The terms of the restricted stock awards are the same under both the LTSIP and LTIP.

Vesting	The vesting schedule of the grants extends over a three-year period, with one-third of the shares vesting each year, a feature that encourages retention.
Number of Shares Awarded	The number of shares awarded is determined by dividing the target dollar amount of LTI to be issued as restricted stock by the closing price per share of QEP common stock on the grant date.
Dividends	Dividends, if declared, are paid on unvested (restricted) shares.
Termination Rules
For terminations without cause or for good reason through September 2020, as defined in the February 2018 Participation Letters for our NEOs, all unvested shares fully vest. Otherwise, shares automatically vest only upon an involuntary or constructive termination following a change in control (double trigger) per the terms of our CIC Plan. See the "Compensation Tables – Potential Payments Upon Termination or Change in Control" section below for more information.

Stock Options

While stock options had been utilized in prior years, our Compensation Committee noted a significant decline in the prevalence of stock options in our industry and decided not to grant stock options to executives for 2018. Stock options granted to our NEOs in 2016 and 2017 are still subject to vesting. The following chart summarizes the features of the stock options granted to our NEOs.

Strike Price	The strike price is the price at which the holder of the stock option may purchase a share of common stock and is equal to the closing price per share of QEP common stock on the date of grant.
Vesting	The vesting schedule of the grants extends over a three-year period, with one-third of the shares vesting each year.
Number of Options Awarded	The number of options awarded is determined by dividing the target dollar amount of LTI to be issued as options by the value of a stock option, determined using the Black-Scholes-Merton method.
Term	Stock options expire seven years from the date of grant if not earlier exercised or forfeited upon the executive's termination of employment.
Value Realized	The grants have no value unless the share price increases above the stock price after the grant date.
Termination Rules
For terminations without cause or for good reason through September 2020, as defined in the February 2018 Severance Participation Letters for our NEOs, all unvested shares fully vest. Otherwise, shares automatically vest only upon an involuntary or constructive termination following a change in control (double trigger) per the terms of our CIC Plan. See the "Compensation Tables – Potential Payments Upon Termination or Change in Control" section below for more information.

Other	The LTSIP and LTIP do not permit backdating, discounting or repricing of stock options without shareholder approval.

2018 Executive Severance Program

In February 2018, our Compensation Committee and Board approved an executive severance program as a part of the 2018 Strategic Initiatives (2018 Executive Severance Program). The goal of the program is to address the uncertainty for executives during and as a result of the Company's transition and retain executive management who are integral to the successful execution of our 2018 Strategic Initiatives.

In February 2018, our Compensation Committee and Board approved a cash retention payment of $500,000 payable in March 2019, subject to continued employment through such date, for each of our named executive officers other than Mr. Stanley and Mr. Doleshek.

Also pursuant to the 2018 Executive Severance Program, each of the Company's named executive officers executed Severance Participation Letters. These letter agreements provide that in the event the executive's employment with the Company is terminated without Cause or the executive resigns his or her employment for Good Reason (as such terms are defined in the Severance Participation Letters) and such termination or resignation occurs prior to September 30, 2020, the executive will be entitled to receive the following severance payments and benefits, subject to the execution and non-revocation of a release of claims agreement containing, among other terms, confidentiality and non-solicitation restrictions, and other customary conditions:

•
A lump sum cash payment equal to 1.5 times (2.5 times for Mr. Stanley and Mr. Cutt and 2.0 times for Mr. Doleshek) the sum of the executive's annual base salary and annual target bonus award opportunity;

•
A pro-rated bonus award for the year of termination, which will be at the target level for all executives, except that Messrs. Stanley, Cutt and Doleshek, will be based on actual performance for the year[1];

•	A pro-rated retention award, if applicable;

•
Accelerated vesting of all outstanding equity and long-term incentive awards, provided that the vesting of PSUs is based on and subject to the actual level of performance in relation to applicable performance measures through the period ended on the last day of the month prior to the month of termination;

•
A lump sum cash payment representing 24 months (36 months for Mr. Cutt) of premium payment amounts required to continue the executive's and the executive's covered dependents' medical, dental and vision coverage pursuant to COBRA; and

•
For executives participating in the Pension Plan and/or the SERP, a cash payment representing two additional years of service credit under such plans, plus interest credited from the date of termination through the date of such payment.

The severance benefits payable under the Severance Participation Letters are in lieu of any other severance entitlements applicable to the participating executives, provided that in the event a change in control of the Company occurs during the term of the Severance Participation Letters, the executives will not receive the benefits under the Severance Participation Letters and will instead be eligible to receive the benefits provided under the CIC Plan as discussed under "Compensation Tables - Potential Payments Upon Termination or Change in Control" below.

In anticipation of the payout in March 2019 of the February 2018 retention bonus to Mr. Woosley, the Compensation Committee and Board implemented an additional retention agreement for Mr. Woosley in December 2018, which became effective March 1, 2019, subject to continued employment and the provisions of the Severance Participation Letter. The additional retention agreement provided Mr. Woosley with a $250,000 restricted stock grant on March 1, 2019, which will vest in full on July 1, 2020, as well as cash retention bonuses of (i) $125,000 payable on August 1, 2019 and (ii) $125,000 payable on December 31, 2019, subject in each case to Mr. Woosley's continued employment through such dates.

1Mr. Stanley's actual AIP payout upon retirement was at target pursuant to his severance arrangement, which was based on the Compensation Committee's assumption of results for the 2018 CEO/CFO scorecard.

Compensation Process

Our Compensation Committee is guided by the compensation philosophy described above and utilizes the expertise and objectivity of the independent Consultant (defined below) and competitive benchmarking to ensure our executive compensation programs continue to support our business objectives.

Compensation Committee's Decision Making Process

Our Compensation Committee meets at least once per quarter to evaluate and oversee our compensation programs, with standing agenda items that align with responsibilities outlined in the Compensation Committee Charter and otherwise help the Compensation Committee fulfill its responsibilities.

In the first quarter of each year, the Compensation Committee:

•	Assesses risks associated with our compensation programs;

•	Approves key financial, operational and strategic goals and weightings for the current year AIP based on recommendations and input from management;

•	Selects the peer group for the PSU awards and compensation benchmarking;

•	Establishes targeted compensation for the NEOs, including base salary, AIP target award and LTI grant value;

•	Assesses overall company performance against goals in the prior year;

•	Assesses performance of each NEO;

•	Determines payout amounts for the prior year AIP, including, in its sole discretion, increases or decreases to individual NEO awards; and

•	Certifies results for outstanding PSU awards.

With the support of the Consultant, the Compensation Committee recommends total compensation for the CEO, which is approved by all of the independent directors, except in the case of Mr. Stanley's compensation. Mr. Baker did not participate in the setting of Mr. Stanley's compensation, because Mr. Stanley serves as a director of Hecla Mining where Mr. Baker is the CEO.

At subsequent meetings throughout the year, our CEO provides updates on progress toward our AIP goals and relative TSR performance under outstanding PSU awards. The Compensation Committee also receives updates on governance and regulatory trends and analysis and benchmarking provided by the Consultant.

In the third quarter of each year, the Consultant conducts a benchmarking analysis to use as a reference point for assessing the competitiveness of QEP's executive compensation programs. The peer group benchmarking analysis includes the 25th, 50th and 75th percentiles for each component of compensation (base salary, AIP and LTI) and total compensation for the roles of each of our executive officers, including the NEOs. Our Compensation Committee does not target a specific percentile from this analysis, but uses all the data points as guidance to allow for informed decisions. This approach provides flexibility to our Compensation Committee to address several different factors such as proficiency in role, scope of role, succession potential and internal pay equity.

To support specific compensation decisions, the Compensation Committee also reviews information provided by tally sheets, including stock ownership levels and calculations of potential payments upon various termination events.

Role of the Chief Executive Officer/Other Officers

The Compensation Committee considers input from the CEO when assessing overall company performance as well as individual performance of our other NEOs. The CEO does not participate in discussions or recommendations regarding his own compensation. Our CEO provides a written assessment of his performance to the independent directors at the end of each year. In the first quarter, the Board meeting agenda includes a discussion of the CEO's performance evaluation. In addition to the competitive analysis and other support provided by the Consultant, the Vice President, Human Resources, and her team also provide information to our Compensation Committee to aid the decision-making process, including executives' current compensation information, succession potential, organizational considerations, alignment with internal employee programs and Company performance. The Vice President, Human Resources does not participate in discussions or recommendations regarding her own compensation.

Role of the Independent Compensation Consultant

Our Compensation Committee has engaged Meridian Compensation Partners, LLC (Consultant) as its independent compensation consultant to help ensure that our executive compensation programs are competitive and consistent with our compensation philosophy. In making this decision, the Compensation Committee considered the following:

•	The Consultant's historical performance in supporting the Compensation Committee and its familiarity with our executive compensation programs;

•	The Consultant's extensive experience and familiarity with compensation programs of our peer companies and sector;

•	The range of compensation services offered by the Consultant; and

•	The independence of the Consultant, considering the independence factors outlined by the NYSE.

Our Compensation Committee determined the scope of the engagement, which included:

•	Providing benchmarking data on executive and outside director compensation for the Compensation Committee to use in its decision-making process;

•	Providing input into plan design discussions and individual compensation actions, as needed;

•	Evaluating any risks to our Company due to our executive compensation program;

•	Reviewing plan design and recommendations periodically;

•	Reviewing and providing feedback on the compensation-related disclosures in our proxy statement; and

•	Informing the Compensation Committee about recent trends, best practices and other developments affecting executive compensation.

During 2018, the Consultant provided input on our 2018 Executive Severance Program and the compensation package for our new CEO.

The Consultant does not provide any other services to the Company. The Consultant attended all Compensation Committee meetings, including executive sessions as requested. The Consultant on occasion met with the Chair of the Compensation Committee or with members of management, including the CEO and Vice President, Human Resources, in carrying out these duties, but reported exclusively to our Compensation Committee. The Compensation Committee determined that the Consultant's work in 2018 did not create any conflicts of interest and that the Consultant remains independent.

Determination of Peer Group

Our Compensation Committee maintains a peer group of companies, which consists of similarly sized, publicly traded oil and natural gas E&P companies that have similar operating and financial characteristics to us, as they represent QEP's primary competition for executive talent. With the assistance of our CEO and the Consultant, our Compensation Committee reviews the composition of the peer group annually to ensure that companies remain relevant for comparative purposes. The Compensation Committee uses a peer group for determining relative TSR performance under the PSU program and for benchmarking executive compensation.

In July 2017, our Compensation Committee reevaluated the peer group based on industry dynamics and made several changes. We have historically used a subset of the relative TSR peer group that better reflects QEP's size to benchmark executive compensation. The Compensation Committee concluded that two groups were not necessary for 2018 as the peer group did not have companies significantly larger than QEP. The peer group below was used for benchmarking compensation for 2018 and for determining relative TSR performance for our 2018 PSU awards, with new companies denoted with an asterisk (*).

2018 Peer Group
Callon Petroleum Co.*	Gulfport Energy Corp.	PDC Energy Inc.*
Carrizo Oil & Gas Inc.	Jagged Peak Energy Inc.*	Range Resources Corp.
Centennial Resource Development Inc.*	Laredo Petroleum Inc.	RSP Permian Inc.*
Cimarex Energy Co.	Matador Resources Co.*	SM Energy Co.
Diamondback Energy Inc.	Newfield Exploration Co.	Southwestern Energy Co.
Energen Corp.	Oasis Petroleum Inc.	Whiting Petroleum Corp.
EP Energy Corp.	Parsley Energy Inc.*	WPX Energy Inc.
Extraction Oil & Gas Inc.*

Removed for 2018: Antero Resources Corp., Cabot Oil and Gas Corp., Chesapeake Energy Corp., Concho Resources Inc., Continental Resources Inc., Denbury Resources Inc., Encana Corp., EQT Corp., and Rice Energy Inc.

In July 2018, our Compensation Committee reconstructed the peer group in light of the 2018 Strategic Initiatives to transition our Company to a pure-play Permian Basin company. The new peer group generally reflects similarly sized, publicly traded companies with primary operations in the Permian Basin. Due to industry activity after July 2018 and because the reconstituted peer group has some companies significantly larger than QEP, the Compensation Committee concluded that our peer group used for executive compensation benchmarking should be different than the peer group used to determine relative TSR performance. New companies are denoted with an asterisk (*). The Compensation Committee used the following peer group to determine the compensation package for Mr. Cutt, our new CEO, in December 2018 and for executive compensation benchmarking for 2019.

2019 Peer Group - Executive Compensation
Callon Petroleum Co.	Laredo Petroleum Inc.	SM Energy Co.
Carrizo Oil & Gas Inc.	Matador Resources Co.	SRC Energy Inc.*
Centennial Resource Development Inc.	Newfield Exploration Co.	Whiting Petroleum Corp.
Extraction Oil & Gas, Inc.	Oasis Petroleum Inc.	Wildhorse Resource Development Corp.*
Jagged Peak Energy Inc.	PDC Energy Inc.

Removed for 2019: Cimarex Energy Co., Diamondback Energy Inc., Energen Corp., EP Energy Corp., Gulfport Energy Corp., Parsley Energy Inc., Range Resources Corp., RSP Permian Inc., Southwestern Energy Co., and WPX Energy Inc.

The Compensation Committee identified the following peer group for determining relative TSR performance for our PSU awards for the 2019 to 2021 performance period.

2019 Peer Group - Relative TSR
Callon Petroleum Co.	Laredo Petroleum Inc.	SM Energy Co.
Carrizo Oil & Gas Inc.	Matador Resources Co.	SRC Energy Inc.*
Centennial Resource Development Inc.	Oasis Petroleum Inc.	Whiting Petroleum Corp.
Jagged Peak Energy Inc.	PDC Energy Inc.	WPX Energy Inc.

Removed for 2019: Cimarex Energy Co., Diamondback Energy Inc., Energen Corp., Extraction Oil & Gas, Inc., Gulfport Energy Corp., Newfield Exploration Co., Parsley Energy Inc., Range Resources Corp., RSP Permian Inc., Southwestern Energy Co., and Wildhorse Resource Development Corp.

Key Executive Compensation Design Policies and Considerations

Following are important policies and factors considered by our Compensation Committee when structuring our executive compensation.

Severance Protections

The 2018 Executive Severance Program provides certain benefits to our executives upon a termination without cause or a termination for good reason prior to September 30, 2020. The CIC Plan provides certain benefits to our executives upon a qualifying termination after a change-in-control of the Company. These benefits are based on a review of market practices and do not include any excise tax gross-ups. Our Compensation Committee believes these benefits support our business strategy by encouraging our officers to execute on our strategic initiatives and consider other strategic alternatives to increase shareholder value without regard to the impact on their future employment. For additional details regarding these plans, see the "Compensation Tables - Potential Payments Upon Termination or Change in Control" section below.

Executive Share Ownership Guidelines

Our Compensation Committee believes it is important to have stock ownership guidelines for executive officers to promote ownership of our common stock and align the interests of our executive officers with those of our shareholders. Our executives are required to achieve the applicable level of stock ownership within five years of the date the person first becomes an executive officer. Shares that count toward satisfaction of the guidelines include shares owned outright by the executive, restricted shares, shares held in the 401(k) Plan (described below), phantom stock attributable to deferred compensation under the QEP Deferred Compensation Wrap Plan (described below) and PSUs.

The ownership guidelines for our NEOs are currently established at the following minimum levels:

NEO	Guideline	Ownership Status as of 12/31/18
Mr. Stanley	6x base salary	In compliance
Mr. Doleshek	3x base salary	In compliance
Mr. Torgerson	3x base salary	In compliance
Mr. Woosley	2x base salary	In compliance

Tax and Accounting Considerations

Our Compensation Committee considers tax and accounting rules and regulations when structuring the executive compensation paid to our NEOs, including the following:

•
Under Section 280G and Section 4999 of the Internal Revenue Code of 1986, as amended (the Code), compensation that is granted, accelerated or enhanced upon the occurrence of a change in control may give rise, in whole or in part, to "excess parachute payments" and, to such extent, will be non-deductible by the Company and will be subject to a 20% excise tax payable by the executive. Our compensation arrangements do not provide for gross-ups for this excise tax.

•
Section 162(m) of the Code, as modified by the Tax Cuts and Jobs Act of 2017, generally precludes us from deducting for tax purposes compensation paid in excess of $1,000,000 in any taxable year to any "covered employee" (generally, any individual that has ever been listed in the Summary Compensation Table for our 2017 or later proxy statements), unless the compensation is paid pursuant to a written contract that was in existence on or prior to November 2, 2017 and either (i) qualifies as "performance-based compensation" or (ii) is otherwise exempt under certain Section 162(m) grandfathering rules. Our policy is primarily to design and administer compensation plans that support the achievement of short- and long-term strategic objectives and enhance shareholder value. Where it is consistent with our compensation philosophy, the Compensation Committee may also attempt to structure compensation programs that are otherwise tax-advantageous to us. As of December 31, 2018, only awards of PSUs granted under our CIP prior to November 2, 2017, can constitute performance-based compensation, although there is no requirement or guarantee that such awards will, in fact, qualify as performance-based compensation. No equity incentive awards issued under our LTSIP will constitute performance-based compensation, as the LTSIP was not approved by our shareholders subsequent to the spin-off of the Company from Questar Corporation in 2010. Equity incentive awards issued under the 2018 LTIP will not be grandfathered, as the 2018 LTIP was adopted after November 2, 2017.

•
Section 409A of the Code requires that nonqualified deferred compensation be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, the timing of payments and certain other matters. Failure to satisfy these requirements can expose our employees and other service providers to accelerated income tax liabilities and penalty taxes and interest on their vested compensation under such plans or arrangements. Our Compensation Committee endeavors to structure executive compensation in a manner that is either compliant with, or exempt from the application of, Section 409A of the Code, although there is no guarantee that any particular element of compensation will, in fact, be so compliant or exempt.

•
Fair Value of Stock-Based Payments – Awards of stock options and restricted stock under the LTSIP and/or 2018 LTIP and awards of performance share units under the CIP are accounted for under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 (FASB ASC Topic 718), formerly referred to as SFAS No. 123(R). FASB ASC Topic 718 requires the recognition of expense for the fair value of stock-based compensation or, in the case of awards settled in cash (such as our PSUs), requires the recognition of expense based on the cash liability of such awards adjusted each measuring period. Our Compensation Committee considers the accounting and financial statement impact in evaluating QEP's executive compensation programs.

Assessment of Our Executive Compensation Program's Impact on Risk Taking

We annually evaluate the major risks to our business, including how risks taken by management could impact the value of executive compensation. Our Compensation Committee reviews a risk assessment (completed by the Consultant) of the Company's executive and non-executive compensation programs. Based on this review, our Compensation Committee believes that while there are certain risks inherent in the nature of the Company's business, the Company's compensation programs do not encourage our executives or our non-executive employees to take inappropriate or excessive risks. The risk-mitigating factors considered by our Compensation Committee included the following:

•
An appropriate balance of strategic, operating and financial performance measures, which generally include operational metrics specifically targeted at the health and safety aspects of the Company's business;

•	A compensation clawback policy for amounts paid under the AIP (see the "Key Executive Compensation Design Policies and Considerations - Clawback of Compensation" section below);

•	An appropriate balance of fixed and Company performance-related compensation components;

•	A mix of cash and equity, with significant weight placed on LTI awards;

•	Significant stock ownership requirements and policies prohibiting hedging, pledging and engaging in derivative transactions for all executives;

•	Extended three-year vesting schedules on equity grants;

•	Caps and defined thresholds for payout on most incentive awards; and

•	Compensation Committee authority over plan design and final determination of actual compensation awards.

Our Compensation Committee believes that these factors encourage all of our employees to focus on QEP's sustained long-term performance.

Prohibition on Hedging, Pledging and Derivatives Trading

The Company has a policy that prohibits directors and officers from engaging in derivative transactions involving QEP stock for any purpose, including short-term trading, options trading, pledging, trading on margin and hedging.

Clawback of Compensation

Upon the recommendation of our Compensation Committee, our Board of Directors adopted a clawback policy in 2015 in advance of final SEC rules implementing Section 954 of the Dodd-Frank Act. Pursuant to this policy, AIP payouts to our Section 16 officers are subject to clawback in the event of a restatement of our financial statements due to fraud or misconduct, at the discretion of the Compensation Committee. Our Compensation Committee will continue to monitor the status of the anticipated SEC rules to ensure our clawback policy complies with final rules when they are implemented.

Succession Planning

QEP conducts a comprehensive succession planning process that involves assessment across the organization of employee performance and potential and readiness of potential successors for key roles and developmental needs. This process also helps inform our Compensation Committee in making compensation decisions. Our Compensation Committee annually reviews this process with specific focus on the CEO and his direct reports and views this as a critical process to ensure continuity of our business and to provide challenging and rewarding career opportunities for our employees.

COMPENSATION TABLES

Summary Compensation Table

The following table summarizes the total compensation paid to our NEOs for services rendered during the fiscal years ended 2018, 2017 and 2016, except that only 2017 and 2018 compensation is summarized for Ms. Fiala, as she was not an NEO in 2016:

Name and Principal Position	Year	Salary	Bonus	Stock Awards[1]	Option Awards[2]	Non-Equity Incentive Plan Compen- sation[3]	Change in Pension Value and Nonqualified Deferred Compen-sation Earnings[4]	All Other Compen- sation[5]	Total[6]
(a)	(b)	($)	($)	($)	($)	($)	($)	($)	($)
		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Charles B. Stanley Chairman, President, and CEO	2018	850,000	—	4,320,018	—	935,000	593,700	99,712	6,798,430
	2017	850,000	—	3,840,010	871,757	670,208	844,491	154,703	7,231,169
	2016	850,000	—	3,780,013	534,319	1,105,000	726,980	100,300	7,096,612
Richard J. Doleshek Executive Vice President, CFO	2018	580,000	—	2,360,016	—	551,000	417,370	66,997	3,975,383
	2017	576,458	—	1,888,023	428,618	394,957	503,763	104,972	3,896,791
	2016	563,000	—	1,858,508	262,707	724,581	388,479	66,602	3,863,877
Jim E. Torgerson Executive Vice President, QEP Energy	2018	515,000	—	2,200,014	—	489,250	—	77,756	3,282,020
	2017	511,667	—	1,760,028	399,559	350,694	—	111,531	3,133,479
	2016	499,000	—	1,575,006	222,633	583,830	—	77,162	2,957,631
Christopher K. Woosley Senior Vice President and General Counsel	2018	396,458	—	1,110,016	—	470,400	—	71,102	2,047,976
	2017	375,500	—	800,030	181,621	386,064	—	73,224	1,816,439
	2016	347,000	—	708,754	100,185	315,770	—	51,806	1,523,515
Margo D. Fiala Former Vice President, Human Resources	2018	125,015 [7]	41,667 [8]	1,309,604 [9]	42,575 [10]	—	—	817,723	2,336,584
	2017	285,917	—	380,012	86,273	154,829	—	55,249	962,280
	2016	—	—	—	—	—	—	—	—

1.
Amounts in column (e) include awards of PSUs granted under the CIP and restricted stock granted under the LTSIP, in each case calculated based on the grant date fair values determined in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures), as follows for 2018:

Name	Performance Share Units[a,b] ($)	Restricted Stock[b] ($)
Mr. Stanley	2,160,009	2,160,009
Mr. Doleshek	1,180,008	1,180,008
Mr. Torgerson	1,100,007	1,100,007
Mr. Woosley	555,008	555,008
Ms. Fiala[c]	552,140	757,464

a.
The maximum grant date values of the PSUs assuming the highest level of performance achievement (based upon QEP's common stock price on the date of issuance, and assuming that each individual ultimately earns 200% of the total number of PSUs granted) are as follows: Mr. Stanley, $4,320,018; Mr. Doleshek, $2,360,016; Mr. Torgerson, $2,200,014; Mr. Woosley, $1,110,016; and Ms. Fiala $1,104,280.

b.
The grant date fair values for the 2018 PSU and restricted stock awards were determined pursuant to FASB ASC Topic 718 (excluding the effect of estimated forfeitures) by multiplying the number of units/shares awarded times the QEP stock price on the date of grant.

c.
Pursuant to the terms of her Severance Participation Letter, the vesting of all of the 47,984 unvested PSUs and 43,991 shares of restricted stock held by Ms. Fiala as of March 30, 2018, her last day of employment, was accelerated.

2.
Amounts in column (f) reflect the aggregate grant date fair value of option awards calculated in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures) using the Black-Scholes-Merton method. The following table includes the assumptions used to calculate the aggregate grant date fair value of option awards reported for 2017 and 2016 (no options were granted in 2018):

Grant Date	Assumptions
	Volatility (%)	Expected Life (Years)	Risk-Free Interest Rate (%)	Dividend Yield[a] (%)
2/13/2017	43.8	4.5	1.8	—
2/16/2016	43.4	4.5	1.2	—

a.	The Board suspended dividends in early 2016.

3.
Amounts in column (g) reflect the annual cash incentive awards (i.e., the AIP awards) for 2018. The AIP award for Mr. Stanley was based on the target award pursuant to his severance arrangement following his departure, based on the Compensation Committee's assumption of a 100% result for the 2018 CEO/CFO scorecard. The AIP awards for Mr. Torgerson and Ms. Fiala were based on the target award pursuant to their severance arrangements following their departures. The AIP awards for Messrs. Doleshek and Woosley were determined by the Compensation Committee in February 2019 and paid out on March 1, 2019.

4.
Amounts in column (h) represent the increase in the estimated actuarial present value of benefits under the QEP Resources, Inc. Retirement Plan and the QEP Resources, Inc. Supplemental Executive Retirement Plan. These estimates are based on discount rate, mortality and other assumptions described in Footnote 3 to the 2018 Pension Benefits Table below, which are consistent with those used in QEP's consolidated financial statements (except for pre-retirement decrements). The increase in the estimated actuarial present value for Messrs. Stanley and Doleshek reflect an increase in value due to an additional year of service, compensation increases, and changes in mortality rate and discount rate assumptions used for computing the value. Mr. Torgerson and Mr. Woosley are not, and Ms. Fiala was not, eligible to participate in these closed plans. Amounts in column (h) do not include any Nonqualified Deferred Compensation earnings, because such earnings, as reflected in column (d) in the "2018 Nonqualified Deferred Compensation" table included in the "Savings Plans" section below do not consist of any above-market or preferential earnings.

5.Amounts in column (i) include the following:

Name	Employer Matches under Savings Plans($)[a]	Officer Allowance($)	Severance($)[b]	Total($)
Mr. Stanley	91,212	8,500	—	99,712
Mr. Doleshek	58,497	8,500	—	66,997
Mr. Torgerson	69,256	8,500	—	77,756
Mr. Woosley	62,602	8,500	—	71,102
Ms. Fiala	19,166	8,500	790,057	817,723

a.
Includes employer matches under the 401(k) Plan and the Deferred Compensation Wrap Plan. Employer matches under the Deferred Compensation Wrap Plan are as set forth in column (c) of the 2018 Nonqualified Deferred Compensation table.

b.
Represents cash severance paid pursuant to the terms of Ms. Fiala’s Severance Participation Letter and the 2018 Executive Severance Program upon her departure. Ms. Fiala’s prorated retention bonus is included in column (d) for Bonus.

6.	As reflected in the Summary Compensation Table above, the salary received by each of our NEOs as a percentage of his or her respective total compensation during the year indicated was as follows:

Name	Year	Percentage of Total Compensation
Mr. Stanley	2018	12.5%
	2017	11.8%
	2016	12.0%
Mr. Doleshek	2018	14.6%
	2017	14.8%
	2016	14.6%
Mr. Torgerson	2018	15.7%
	2017	16.3%
	2016	16.9%
Mr. Woosley	2018	19.4%
	2017	20.7%
	2016	22.8%
Ms. Fiala	2018	5.4%
	2017	29.7%

7.	Ms. Fiala's salary amount includes $40,265 of accrued vacation, which was payable upon her departure.

8.	Ms. Fiala received a prorated portion of her retention bonus.

9.
Pursuant to the terms of Ms. Fiala’s Severance Participation Letter, the vesting of the 47,984 PSUs and 43,991 shares of restricted stock held by Ms. Fiala was accelerated, instead of the awards being forfeited, upon her departure. Modification of the vesting of the PSUs and restricted stock requires the presentation of the fair value of the modified awards as "new" grants in the table as of the modification date. Accordingly, the amounts shown in the Stock Awards column include (i) the grant date fair value of the 19,896 PSUs granted on March 1, 2018 ($190,007 as of the day of the grant), (ii) the fair value of those same 19,896 PSUs and of 28,088 PSUs granted in prior years, to reflect the modifications of the PSUs ($362,133 as of the date of the modification), which fair value is based on performance in relation to the applicable performance measures through February 28, 2018 (i.e., payout on 134% of the 19,896 PSUs for the 2018-2020 performance period, 0% of the 11,190 PSUs for the 2017-2019 performance period and 69% of the 16,898 PSUs for the 2016-2018 performance period); (iii) the grant date fair value of the 29,843 shares of restricted stock granted on March 1, 2018 ($285,001 as of the day of the grant), and (iv) the fair value of those same 29,843 shares of restricted stock and of 14,148 shares of restricted stock granted in prior years to reflect the modification on the awards ($472,463 as of the date of the modification).

10.
Pursuant to the terms of Ms. Fiala’s Severance Participation Letter, the vesting of options to purchase 13,508 shares of common stock was accelerated, instead of the awards being forfeited, upon her departure. Modification of the vesting of the options requires the calculation of the fair value of the modified options as of the modification date. Accordingly, the amount shown in column (f) for 2018 includes the difference between the fair value before and after modification. The table below shows the assumptions used to calculate the fair value of options on the date of modification:

Grant Date	Modification Date	Assumptions
		Volatility (%)	Expected Life (Years)	Risk-Free Interest Rate (%)	Dividend Yield[a] (%)
2/13/2017	4/11/2018	55.7	2.9	2.4	0
2/16/2016	4/11/2018	55.9	2.4	2.4	0

a.	The Board suspended dividends in early 2016.

CEO Pay Ratio

The SEC requires disclosure of the CEO to median employee pay ratio. Mr. Stanley's 2018 total compensation was $6,798,430 as reported in the Summary Compensation Table. Our median employee's total compensation for 2018 was $197,869. As a result, Mr. Stanley's total compensation for 2018 was approximately 34 times that of our median employee's total compensation.

In determining our median employee, we defined compensation using a consistently applied compensation measure to include annualized base salary plus any additional wages (e.g. overtime earnings), annual incentive paid and grant date fair value of long-term incentives. We determined a new median employee for 2018, rather than using the same median employee from 2017, because our employee population has changed as a result of asset divestitures pursuant to our 2018 Strategic Initiatives. We determined our median employee based on our employee population (including part-time employees) as of December 1, 2018, which is within the last three months of our fiscal year.

Median employee total compensation increased in 2018, as compared with 2017, due to: 1) changes in our employee population as a result of asset divestitures pursuant to our 2018 Strategic Initiatives; 2) retention bonuses in place due to strategic initiatives, which were payable to non-executives in 2018 and for which our CEO was not eligible; and 3) a difference in Annual Incentive Payout calculation as a result of a company score of 147% for the Other NEOs scorecard (which also applies to the median employee) vs. a score of 100% for the CEO/CFO scorecard. As a result, the ratio between CEO and median employee pay is 36% lower in 2018 as compared with 2017.

Grants of Plan-Based Awards for 2018

This table sets forth the plan-based awards granted to the NEOs during 2018. For non-equity and equity incentive plans, it provides the ranges of possible awards. For stock and option awards, the table sets forth the number of shares of restricted stock or stock options granted and the grant date fair values of those awards.

Name	Grant Date			Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Under- lying Options (#)	Exercise or Base Price of Option Awards ($/share)	Grant Date Fair Value of Stock and Option Awards ($)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Charles B. Stanley	3/1/18	AIP	[1,2]	-	935,000	1,870,000
	3/1/18	PSU	[3]				113,090	226,179	452,358				2,160,009
	3/1/18	RS	[4]							226,179			2,160,009
Richard J. Doleshek	3/1/18	AIP	[1,2]	-	551,000	1,102,000
	3/1/18	PSU	[3]				61,781	123,561	247,122				1,180,008
	3/1/18	RS	[4]							123,561			1,180,008
Jim E. Torgerson	3/1/18	AIP	[1,2]	-	489,250	978,500
	3/1/18	PSU	[3]				57,592	115,184	230,368				1,100,007
	3/1/18	RS	[4]							115,184			1,100,007
Christopher K. Woosley	3/1/18	AIP	[1,2]	-	320,000	640,000
	3/1/18	PSU	[3]				29,058	58,116	116,232				555,008
	3/1/18	RS	[4]							58,116			555,008
Margo D. Fiala	3/1/18	AIP	[1,2]	-	178,200	356,400
	3/1/18	PSU	[3]				9,948	19,896	39,792				190,007
	3/1/18	RS	[4]							29,843			285,001
	4/11/18	SO	[5]								4,687	10.12[6]	18,935
	4/11/18	SO	[5]								8,821	16.98[6]	23,640
	4/11/18	PSU	[5]							11,660			110,187
	4/11/18	PSU	[5]							26,661			251,946
	4/11/18	RS	[5]							43,991			472,463

1.
The amounts included in these columns reflect estimated future cash payouts under the AIP of our CIP based on a targeted percentage of actual base salaries for 2018. AIP payouts earned in 2018 are reflected in the Non-Equity Incentive Plan Compensation column (g) of the "Summary Compensation Table" above.

2.	There is no applicable threshold for the AIP.

3.
This row represents the range of the number of PSUs that may be earned with respect to PSUs granted pursuant to our CIP in 2018. Payment for earned awards is made in cash or shares after the end of the three-year performance period ending December 31, 2020. If the threshold level of performance of 30% is not met, then actual payout will be zero.

4.	This row sets forth the annual grants of restricted stock pursuant to our LTSIP during 2018.

5.
As noted in footnotes 8 and 9 of the "Summary Compensation Table" above, the vesting of 47,984 PSUs, 43,991 shares of restricted stock and stock options to purchase 13,508 shares of common stock was accelerated in connection with Ms. Fiala’s departure pursuant to the terms of her Severance Participation Letter. Without such modification, all awards would have been forfeited. The modification of her awards requires the presentation of the modified awards as "new" grants in this table.

6.
The exercise price represents the closing price per share of QEP common stock on the original grant date. Exercise prices were not modified when the stock options were accelerated in connection with Ms. Fiala's departure.

Outstanding Equity Awards at Fiscal Year-End 2018

This table shows outstanding equity awards for the NEOs. All values shown are as of December 31, 2018.

Name (a)	Option Awards					Stock Awards
						Restricted Stock			PSUs
	Number of Shares of Common Stock Underlying Unexercised Options Exercisable (#) (b)	Number of Shares of Common Stock Underlying Unexercised Options Unexercisable (#) (c)		Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Charles B. Stanley	90,350			30.90	2/13/2019	53,360	[1]	300,417	141,343	[4]	795,761
	100,088			30.12	2/13/2020	56,537	[2]	318,303	226,179	[5]	1,273,388
	87,194			31.74	2/13/2021	226,179	[3]	1,273,388
	125,985			21.69	2/12/2022
	94,738	47,368	[1]	10.12	2/16/2023
	44,569	89,136	[2]	16.98	2/13/2024
Richard J. Doleshek	43,542			30.90	2/13/2019	26,235	[1]	147,703	69,494	[4]	391,251
	48,956			30.12	2/13/2020	27,798	[2]	156,503	123,561	[5]	695,648
	42,871			31.74	2/13/2021	123,561	[3]	695,648
	61,943			21.69	2/12/2022
	46,580	23,289	[1]	10.12	2/16/2023
	21,913	43,826	[2]	16.98	2/13/2024
Jim E. Torgerson	26,126			30.90	2/13/2019	22,233	[1]	125,172	64,783	[4]	364,728
	28,286			30.12	2/13/2020	25,913	[2]	145,890	115,184	[5]	648,486
	5,090			27.98	9/3/2020	115,184	[3]	648,486
	29,065			31.74	2/13/2021
	52,494			21.69	2/12/2022
	39,474	19,737	[1]	10.12	2/16/2023
	20,428	40,854	[2]	16.98	2/13/2024
Christopher K. Woosley	9,892			28.67	8/1/2019	12,673	[1]	71,349	23,558	[4]	132,632
	14,143			30.12	2/13/2020	15,705	[2]	88,419	58,116	[5]	327,193
	12,535			31.74	2/13/2021	58,116	[3]	327,193
	29,528			21.69	2/12/2022
	17,764	8,881	[1]	10.12	2/16/2023
	9,286	18,570	[2]	16.98	2/13/2024
Margo D. Fiala	8,709			30.90	2/13/2019	—	[6]		—	[7]
	9,792			30.12	2/13/2020
	8,629			31.74	2/13/2021
	15,584			21.69	2/12/2022
	14,063			10.12	2/16/2023
	13,232			16.98	2/13/2024

1.	Awards vested on March 5, 2019.

2.	50% of these awards vested on March 5, 2019 and 50% will vest on March 5, 2020.

3.	33.4% of these awards vested on March 5, 2019; 33.3% will vest on March 5, 2020; and 33.3% will vest on March 5, 2021.

4.
Unless vested earlier pursuant to the 2018 Executive Severance Program, awards will vest on December 31, 2019 (the end of the three-year performance period covered by the PSU) but are not payable until Board certification, which occurs in the first quarter of the following year. These amounts represent the target number of PSUs awarded under our CIP in 2017. Each PSU represents a contingent right to receive one share of QEP common stock or the fair market value of one share of QEP common stock. The actual number of shares that may be earned (and, therefore, the actual cash payout amount, if settled in cash) will range from 0% to 200% of the number of PSUs awarded, depending on QEP’s relative TSR in comparison to a peer group of companies during the three-year period ending December 31, 2019.

5.
Unless vested earlier pursuant to the 2018 Executive Severance Program, awards will vest on December 31, 2020 (the end of the three-year performance period covered by the PSU) but are not payable until Board certification, which occurs in the first quarter of the following year. These amounts represent the target number of PSUs awarded under our CIP in 2018. Each PSU represents a contingent right to receive one share of QEP common stock or the fair market value of one share of QEP common stock. The actual number of shares that may be earned (and, therefore, the actual cash payout amount, if settled in cash) will range from 0% to 200% of the number of PSUs awarded, depending on QEP’s relative TSR in comparison to a peer group of companies during the three-year period ending December 31, 2020, and subject to certain caps and thresholds.

6.
In connection with Ms. Fiala's departure, the vesting of all restricted stock held by Ms. Fiala was accelerated, which resulted in the vesting of 43,991 shares of restricted stock. See footnote 9 to the "Summary Compensation Table" above and footnote 5 to the "Grants of Plan-Based Awards for 2018" table above.

7.
In connection with Ms. Fiala's departure, the vesting of all PSUs held by Ms. Fiala was accelerated to provide for payout based on actual performance through the period ended February 28, 2018, the end of the month prior to the month of the termination of her employment. See footnote 9 to the "Summary Compensation Table" above and footnote 5 to the "Grants of Plan-Based Awards for 2018" table above.

Option Exercises and Stock Vested in 2018

Name	Options Exercised		Stock Awards[1]
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Charles B. Stanley	0	0	332,259	$3,008,725
Richard J. Doleshek	0	0	167,266	$1,516,586
Jim E. Torgerson	0	0	136,417	$1,234,304
Christopher K. Woosley	0	0	64,067	$587,187
Margo D. Fiala	0	0	97,533	$1,044,624

1.
Amounts shown in these columns reflect restricted stock awards that vested during 2018 and payouts of PSUs for the 2016-2018 performance period. The values realized on vesting of the restricted stock are calculated based on the closing price per share of QEP common stock on the vesting date of March 5, 2018, multiplied by the number of shares vested, and the values realized on payout of the PSUs are calculated based on the average closing price per share of QEP common stock during the final quarter of the performance period multiplied by the number of PSUs earned (100% of PSUs granted in 2016), pursuant to the terms of the PSU awards. Values are as follows:

Name	Restricted Stock		PSUs
	Number of Shares (#)	Value	Number of PSUs (#)	Value
Mr. Stanley	118,820	$1,134,731	213,439	$1,873,994
Mr. Doleshek	62,325	$595,204	104,941	$921,382
Mr. Torgerson	47,484	$453,472	88,933	$780,832
Mr. Woosley	32,051	$306,087	32,016	$281,100
Ms. Fiala [a]	59,212	$682,491	38,321	$362,133

a.
Pursuant to the terms of Ms. Fiala's Severance Participation Letter, PSUs were paid to Ms. Fiala based on performance in relation to the applicable performance measures through February 28, 2018, the last day of the month preceding termination of her employment, as follows: payout on 134% of the 19,896 PSUs for the 2018-2020 performance period, 0% of the 11,190 PSUs for the 2017-2019 performance period and 69% of the 16,898 PSUs for the 2016-2018 performance period, in each case multiplied by the average stock price of $9.45 in the final quarter of the modified performance period (i.e. December 1, 2017 through February 28, 2018).

Retirement Plans

QEP Pension Plan

The Company maintains the QEP Resources, Inc. Retirement Plan (Pension Plan), which is a defined benefit pension plan closed to new participants since June 30, 2010 (the spin date) and frozen with respect to future benefit accruals effective January 1, 2016. At the time of the spin-off of QEP from Questar Corporation (the Spin-off), the assets and liabilities for all active QEP participants in the Questar Retirement Plan were spun-off to the Pension Plan trust. Effective January 1, 2016, all accrued benefits under the Pension Plan were frozen. The freeze applied to all participants, including executives. Each eligible executive has received and continues to receive all future pension plan benefits under the QEP Resources, Inc. Supplemental Executive Retirement Plan (SERP) described below. Messrs. Stanley and Doleshek were the only NEOs who participated in the Pension Plan as of December 31, 2018.

Prior to the Pension Plan being frozen, benefits accrued under the Pension Plan pursuant to the following benefit formula for the impacted executives, which sets forth the annual annuity amount that is payable to a participant for the participant's life equal to the sum of (1) Basic, plus (2) Permanent Supplement:

(1) Basic 1.3% of participant’s final average compensation multiplied by years of credited service up to a maximum of 25 years	+

(2) Permanent Supplement

A factor of up to 0.6% (turning on the participant’s age at retirement) of participant’s final average compensation in excess of Covered Compensation, if any, multiplied by years of credited service up to a maximum of 25 years

Years of credited service is the participant’s years of service with the Company and Questar corporation. Eligible earnings used by the Pension Plan to determine a participant’s benefit consist of base salary and annual incentive payments under the AIP. Eligible earnings are limited to an IRS imposed compensation limit based on $200,000 indexed per year. Final average compensation is the average of annual compensation for the 72 consecutive semimonthly pay periods in which the participant had his/her highest earnings during the last 10 years of employment (prior to the January 1, 2016 freeze) for a participating employer in the Questar Plan or a QEP company, or shorter period, if the participant had not been employed for 10 years. Covered Compensation (for years prior to 2016) is the average of the taxable wage bases in effect during the 35 calendar years prior to the year in which the participant reaches Social Security retirement age.

Participants may retire under the Pension Plan at age 62 or later without a benefit reduction due to age. Participants who are at least age 55 and have at least 10 years of service are eligible for early retirement and the reduction in the Basic benefit is equal to .2083% per month for each month prior to the 1st of the month following the participant’s 62nd birthday. Mr. Stanley was the only NEO eligible for early retirement under the Pension Plan and the SERP on December 31, 2018 (he retired on January 14, 2019). Mr. Doleshek became eligible for early retirement in March 2019. Participants eligible for and taking early retirement prior to age 62 also receive a temporary supplement until age 62 that is tied to years of service. Participants with a vested benefit who terminate employment before age 55 or before having 10 years of credited service generally may commence their benefit under the Pension Plan as early as age 55, and the Basic benefit is reduced by 0.5% per month for each month prior to the 1st of the month following the participant’s 65th birthday. QEP does not grant extra years of service under the Pension Plan.

Supplemental Executive Retirement Plan (SERP)

The SERP generally provides highly compensated employees with supplemental retirement benefits to compensate for the limitations imposed by federal tax laws on benefits payable from the Pension Plan. Participation in the SERP is limited to eligible individuals (i) whose annual compensation is expected to exceed the IRS-imposed compensation cap ($275,000 in 2018) that can be taken into account in determining benefits under the Pension Plan and/or (ii) who have deferred compensation pursuant to the terms of the Deferred Compensation Wrap Plan. The SERP generally provides benefits equal to the difference between the benefits payable under the Pension Plan and the benefits that would be payable under such plan if the limits on the annual compensation were not applicable, if the participant had not voluntarily chosen to defer any compensation under the terms of the Deferred Compensation Wrap Plan (as described below), and if benefit accruals were continuing under the Pension Plan. Messrs. Stanley and Doleshek were the only NEOs who participated in the SERP in 2018. Mr. Stanley retired on January 14, 2019, and Mr. Doleshek continues to participate in the SERP.

Upon the Spin-off, the qualified and non-qualified retirement plan benefits for active QEP executives who participated in the Questar Retirement Plan and Questar SERP (Transferred SERP Participants) were transferred to the Pension Plan and SERP, respectively. Their qualified benefits under the Pension Plan were frozen as of June 30, 2010. All pension benefits earned after June 30, 2010 for Transferred SERP Participants are accrued in the SERP. Benefits in the SERP are calculated as follows: the total retirement benefit based on the benefit formula under the Pension Plan (including compensation in excess of the IRS limit and any deferred compensation and assuming benefits were continuing to accrue), less the (frozen) benefit payable to the participant under the Pension Plan.

2018 Pension Benefits Table

Name[1]	Plan	Number of Years Credited Service (#)		Present Value of Accumulated Benefit[3,4] ($)	Payments During Last Fiscal Year ($)
Charles B. Stanley	Pension Plan	8.5	[2]	455,222	0
	SERP	17.0		7,975,460	0
Richard J. Doleshek	Pension Plan	1.0	[2]	59,013	0
	SERP	10.0		3,332,403	0

1.
Mr. Stanley retired on January 14, 2019. Mr. Woosley is not a participant, and Mr. Torgerson and Ms. Fiala were not participants, in either the Pension Plan or the SERP, as they joined the Company after the Pension Plan was closed to new participants.

2.	This number reflects years of service before participation in the Pension Plan was frozen.

3.
The NEOs' accrued retirement plan benefits as of June 30, 2010, are frozen. Instead of continued participation in the Pension Plan, the NEOs accrue all future benefits after June 30, 2010, in the SERP.

4.
The present value of accumulated benefits for each NEO is based on an assumed retirement date of the later of (a) age 62 (the earliest age at which a participant may retire under the Pension Plan without a benefit reduction due to age) and (b) December 31, 2018. The calculation above and the calculation for the change in pension value and nonqualified deferred compensation earnings in the "Summary Compensation Table" above use the following assumptions for each NEO:

Assumption	Pension Plan	SERP
Retirement Age	62	62
Marital Status	Actual (married)	Actual (married)
Form of Payment	Married electing 50% Joint & Survivor annuity	Lump sum
Discount Rate	4.3% as of 12/31/18	3.5% as of 12/31/18, with a SERP lump sum discount rate of 3.6%
Mortality	RP-2014 "Healthy Annuitants" sex-distinct tables without collar adjustments, adjusted backward to 2006 with MP-2014, projected forward with generational projections using MP-2018	1983 Gross Annuity Mortality Table (Unisex)
Pre-retirement Decrements[a]	None	None

a.	Consistent with SEC guidance, pre-retirement decrements for pre-retirement mortality, disability, termination, etc., have been excluded.

Savings Plans

Employee Investment Plan (401(k) Plan)

QEP offers its employees, including its NEOs, the opportunity to make both tax-deferred and Roth after-tax contributions to the 401(k) Plan, plus any catch-up contributions, if eligible. The IRS 401(k) maximum combined tax-deferred and Roth contribution limit was $18,500 for 2018. The catch-up maximum contribution limit for participants who turned age 50 or older during the Plan year was $6,000 for 2018.

The Company makes contributions that match employee contributions that are determined in two ways. Participants who did not accrue any benefit at any time during the 401(k) Plan year under the SERP received an employer matching contribution equal to 100% of the participant's contributions up to 8% of their eligible compensation for the year ended December 31, 2018. Participants who did accrue benefits under the SERP received an employer matching contribution equal to 100% of a participant's contribution up to 6% of their eligible compensation for the year ended December 31, 2018.

The employee deferrals and employer contributions are invested, as directed by the participant, in mutual funds or QEP common stock.

Deferred Compensation Wrap Plan

QEP allows officers, along with certain other key employees, to defer the receipt of compensation under the Deferred Compensation Wrap Plan. The Deferred Compensation Wrap Plan includes both a deferred compensation program and a 401(k) supplemental program.

Deferred Compensation Program of the Deferred Compensation Wrap Plan
This program allows officers and certain key employees to defer taxable income and provide for future financial needs. Eligible employees currently may defer up to 50% of base salary and up to 100% of their annual cash incentives, payouts on PSUs and restricted stock grants pursuant to this program. Base salary and annual cash incentive amounts deferred under this program are eligible for discretionary Company matching contributions, and the Company has generally matched such contributions at the same rate as in the 401(k) Plan.

401(k) Supplemental Program of the Deferred Compensation Wrap Plan
This program allows NEOs and certain key employees whose compensation exceeds the IRS limit on compensation that may be taken into account for qualified plan purposes ($275,000 in 2018) to defer up to 8% of their base salaries and annual cash incentives in excess of the IRS limit for those employees who are not eligible for the SERP and up to 6% for those employees who are eligible for the SERP. The Company provides a matching contribution on this deferred amount as if that amount had been contributed to the 401(k) Plan.

Gains and losses on the deferred amounts are tracked against participant-selected investments. Participants select their investments from a variety of investment options, including QEP phantom stock and an array of mutual funds.

2018 Nonqualified Deferred Compensation

Name (a)	Executive Contributions in Last FY1,2 ($) (b)	Company Contributions in Last FY3 ($) (c)	Aggregate Earnings in Last FY4 ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE[5] ($) (f)
Charles B. Stanley	345,011	74,712	(543,493)	—	4,659,272
Richard J. Doleshek	41,997	41,997	(231,091)	—	2,246,547
Jim E. Torgerson	47,256	47,256	33,599	—	4,095,222
Christopher K. Woosley	50,450	44,102	(23,810)	—	444,775
Margo D. Fiala	167,591	7,313	(68,042)	—	918,131

1.
The NEOs automatically participate in the QEP 401(k) Supplemental Program of the Deferred Compensation Wrap Plan when their compensation exceeds the IRS limit. For those who do not participate in our Pension Plan (Mr. Torgerson, Mr. Woosley and Ms. Fiala), 8% of qualified compensation in excess of the IRS limit is automatically contributed pursuant to the QEP 401(k) Supplemental Program and receives an employer match of 8% as if contributed to the 401(k) Plan. For those who do participate in our Pension Plan, Mr. Stanley and Mr. Doleshek, the contribution and match amount is 6%.

2.
In 2018, Mr. Stanley and Ms. Fiala each deferred compensation under the Deferred Compensation Program of the Deferred Compensation Wrap Plan. Amounts deferred receive the same applicable employer match as if contributed to the 401(k) Plan.

3.	Amounts contributed by the Company pursuant to the Deferred Compensation Wrap Plan are included in the All Other Compensation column (i) of the "Summary Compensation Table" above.

4.	Aggregate earnings are not included in the "Summary Compensation Table" above because they do not consist of any above-market or preferential earnings.

5.
Due to a payroll coding error, certain federal employment taxes were not withheld with respect to amounts deferred under our Deferred Compensation Plan from 2011 through 2016. The employment tax error with respect to 2013 through 2016 was corrected in 2017. The Company will pay the employee and employer shares of the employment taxes for 2011 and 2012 and an additional amount to account for income taxes with respect to the payment of the employee shares when distributions under the Deferred Compensation Plan are made in the future. The aggregate balances shown in the table as of December 31, 2018, exclude the following estimated amounts payable by the Company for such payments: Stanley - $54,642; Doleshek - $25,673; Torgerson - $17,348; Woosley - $893; and Fiala - $2,639.

Potential Payments Upon Termination or Change in Control

Change in Control: Executive Severance Plan

Pursuant to the Executive Severance Plan (the CIC Plan), each of our executives is entitled to certain severance benefits if he or she is terminated for any reason other than for cause, death or disability, or if the executive terminates employment for "good reason", at any time following consummation of a change of control and prior to the third anniversary thereafter (a "Qualifying Termination").

Assuming there is a Qualifying Termination within three years after a change in control, the severance benefits upon termination under the CIC Plan include the following:

•
A cash severance payment equal to 3x (in the case of Messrs. Cutt and Doleshek) or 2x (in the case of the other NEOs) the sum of annual base salary and the average of the AIP award the executive actually received for the three fiscal years prior to the change in control[1];

•	A prorated award from the AIP for the year of termination;

•	Accelerated vesting of PSUs granted under the CIP, paid out based on the greater of actual performance through the date of the change in control and actual performance through the date of termination;

•	Equity incentive awards under the LTSIP and LTIP will vest in full;

•
For Pension Plan participants, a payment representing the difference between the net present value of the benefits under the Pension Plan and the SERP calculated at the time of their termination (retirement benefit), and the retirement benefit with two additional years of credited service; and

•
Continuation of medical and dental insurance coverage, basic and supplemental life insurance, and accidental death or dismemberment and disability coverage under current employee plans for two years (three years, in the case of Messrs. Cutt and Doleshek) at no cost to the executive.

Under the CIC Plan, a change in control is deemed to have occurred if:

(i)
Any person (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the beneficial owner (as such term is used in Rule 13d-3 under the Exchange Act) of securities of the Company representing 30% or more of the combined voting power of the Company;

1For executives with fewer than 3 years of AIP award payments, the AIP component will be the average of the years the executive received an AIP payout or target AIP if the executive has not previously received an AIP award payment

(ii)
The following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, as of June 30, 2010, constitute the Company's Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors on June 30, 2010, or whose appointment, election or nomination for election was previously so approved or recommended;

(iii)
The Company's shareholders approve a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 60% of the combined voting power of the securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation, or a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or

(iv)
The Company's shareholders approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by the shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale. A change in control, however, shall not be considered to have occurred until all conditions precedent to the transaction, including but not limited to, all required regulatory approvals have been obtained.

Under the CIC Plan, "good reason" means any of the following events or conditions that occur without the participant's written consent and remain in effect after notice has been provided by the participant to the Company of such event and the expiration of a 30-day cure period:

(i)	A material diminution in the participant's annual base salary, target bonus under the AIP or LTI award opportunity under the CIP or LTIP;

(ii)	A material diminution in the participant's authority, duties, or responsibility;

(iii)
A material diminution in the authority, duties, or responsibilities of the supervisor to whom the participant is required to report, including a requirement that a participant report to a corporate officer or employee instead of reporting directly to the Board;

(iv)	A material diminution in the budget over which the participant retains authority;

(v)	A material change in the geographic location at which the participant performs services; or

(vi)	Any other action or inaction that constitutes a material breach by an employer of the participant's employment agreement (if any).

2018 Executive Severance Program

In February 2018, our Board approved an executive severance program in conjunction with its strategic decision to transition our Company to a pure-play Permian Basin company. Pursuant to this program, each of the Company's named executive officers executed Severance Participation Letters. These letter agreements provide that in the event the executive's employment with the Company is terminated without cause or the executive resigns his or her employment for good reason (as such terms are defined in the Severance Participation Letters), and such termination or resignation occurs prior to September 30, 2020, the executive will be entitled to receive certain severance payments and benefits, subject to the execution and non-revocation of a release of claims agreement containing, among other terms, confidentiality and non-solicitation restrictions, and other customary conditions. See "Compensation Discussion and Analysis - Compensation Elements - 2018 Executive Severance Program" above.

The severance benefits payable under the Severance Participation Letters are in lieu of any other severance entitlements applicable to the participating executives, provided that in the event a change in control of the Company occurs during the term of the Severance Participation Letters, the executives will not receive the benefits under the Severance Participation Letters and will instead be eligible to receive the benefits provided under the CIC Plan discussed above.

Payments Upon Termination

The following table sets forth the estimated payments due to NEOs under various termination scenarios and as reviewed by the Compensation Committee, assuming the termination occurred on December 31, 2018. The table generally does not include amounts due to all salaried employees upon termination, such as any accrued paid time off. There are no amounts payable in connection with a resignation or a termination for cause; accordingly, no amounts are shown for these scenarios. The table includes amounts actually paid to Ms. Fiala and Mr. Torgerson under the 2018 Executive Severance Program following their departure from the Company on March 30, 2018, and January 2, 2019, respectively. Amounts actually paid to Mr. Stanley, who retired on January 14, 2019, are set forth in a footnote to the table. Benefits under the 2018 Executive Severance Program are subject to the execution and non-revocation of a release of claims agreement containing, among other terms, confidentiality and non-solicitation restrictions, and other customary conditions.

Compensation Component	Death or Disability	Retirement[1]	Termination Without Cause or Voluntary Termination for Good Reason	Qualifying Termination Within 3 Years After a Change in Control[2]
Plan Providing for Payment	LTSIP	LTSIP	2018 Executive Severance Program	Executive Severance Plan
Cash Severance	N/A	N/A
(i) 1.5-2.5x sum of base salary + target annual incentive
(ii) Prorated retention award if applicable
(iii) Cash payment representing 24 months of COBRA premiums
(iv) Cash payment representing additional 2 years of service credit under the SERP, plus interest

(i) 2-3x base salary + 2-3x three-year average annual incentive paid[3]
(ii) Prorated retention award if applicable
(iii) Cash payment representing 2-3 years of COBRA premiums
(iv) Cash payment representing additional 2 years of service credit under the SERP, plus interest

Annual Incentive	Prorated award	Prorated award	Prorated award	Prorated award
Equity Awards (Restricted Stock and Stock Options)	Accelerated vesting of all unvested awards	Forfeit unvested equity	Accelerated vesting of all unvested awards	Accelerated vesting of all unvested awards
Performance Share Units	Prorated award based on performance through the end of the performance period	Prorated award based on performance through the end of the performance period	Accelerated vesting and payment of all unvested awards based on actual performance, period-to-date (termination)	Accelerated vesting and payment of all unvested awards based on actual performance period-to-date (CIC)
Retirement Benefits	(4)	(4)	(4)	(4)

Compensation Component	Death or Disability	Retirement[1]	Termination Without Cause or Voluntary Termination for Good Reason		Qualifying Termination Within 3 Years After a Change in Control[2]

Mr. Stanley[5]
Cash Severance	—	—	$5,799,087	[6]	$6,095,251	[7]
Annual Incentive	$935,000	$935,000	$935,000		$935,000
Equity Awards	$1,892,108	—	$1,892,108		$1,892,108
PSUs	$2,156,632	$2,156,632	$3,270,810		$3,270,810
Retirement Benefits[4]	—	—	—		—
Total	$4,983,740	$3,091,632	$11,897,005		$12,193,169

Mr. Doleshek
Cash Severance	—	—	$4,383,033	[6]	$4,040,542	[7]
Annual Incentive	$551,000	N/A	$551,000		$551,000
Equity Awards	$999,854	—	$999,854		$999,854
PSUs	$1,083,535	N/A	$1,677,717		$1,677,717
Retirement Benefits[4]	—	—	—
Total	$2,634,389	N/A	$7,611,604		$7,269,113

Mr. Torgerson
Cash Severance			$1,980,575	[6]
Annual Incentive			$489,250
Equity Awards			$1,389,938
PSUs			$2,895,073
Retirement Benefits[4]			—
Total			$6,754,836

Mr. Woosley
Cash Severance	—	—	$1,554,200	[6]	$1,879,621	[7]
Annual Incentive	$320,000	N/A	$320,000		$320,000
Equity Awards	$486,961	—	$486,961		$486,961
PSUs	$377,735	N/A	$640,075		$640,075
Retirement Benefits[4]	—	—	—		—
Total	$1,184,696	N/A	$3,001,236		$3,326,657

Ms. Fiala
Cash Severance			$787,174	[6]
Annual Incentive			$44,550
Equity Awards			$472,463
PSUs			$362,133
Retirement Benefits[4]			—
Total			$1,666,320

1.
Employees must be at least 55 years of age and have 10 years of service to be eligible for retirement. As of December 31, 2018, Mr. Doleshek, Mr. Torgerson, and Mr. Woosley were not yet eligible for retirement. Mr. Doleshek became eligible for retirement in March 2019.

2.	A "Qualifying Termination" under the CIC Plan refers to a termination of the executive's employment by QEP without Cause or by the executive for Good Reason.

3.
For executives with fewer than 3 years of AIP award payments, the AIP component will be the average of the years the executive received an AIP payout or target AIP if the executive has not previously received an AIP award payment

4.
Upon any triggering event, Mr. Stanley was and Mr. Doleshek is eligible for benefits under the Pension Plan and the SERP, and each of the NEOs is eligible for benefits under the Deferred Compensation Wrap Plan. See "2018 Pension Benefits Table" above and the "Savings Plans - 2018 Nonqualified Deferred Compensation" table above for an estimated value of such benefits.

5.	Upon his retirement, Mr. Stanley received compensation totaling $15,753,932 as follows:

a.
$6,764,333 of cash severance, which includes $4,462,500 of severance equal to 2.5 times 2018 base salary and target annual incentive, $935,000 for the annual incentive payout, $87,779 for the value of 36 months of COBRA premium payments, and $1,279,054 for the value of two additional years of services credit under the SERP;

b.	$2,873,450 for the value of the accelerated vesting of 336,076 shares of restricted stock; and

c.	$6,116,149 for the payout on 580,961 PSUs.
In addition, Mr. Stanley was eligible for benefits under the Pension Plan, the SERP and the Deferred Compensation Wrap Plan. See footnote 3 above. Mr. Stanley received no incentive compensation or severance for January 1-14, 2019.

6.	The cash severance amounts under the 2018 Executive Severance Program, assuming termination as of December 31, 2018, include the following lump-sum cash payments:

Name	Multiple of Salary + Annual Incentive	Prorated Retention Award	Premiums COBRA	Value of Two Additional Years of Service under SERP		Total
Mr. Stanley	$4,462,500	N/A	$57,533	$1,279,054	[a]	$5,799,087
Mr. Doleshek	$2,262,000	N/A	$57,533	$2,063,500	[a]	$4,383,033
Mr. Torgerson	$1,506,375	$416,667	$57,533	N/A		$1,980,575
Mr. Woosley	$1,080,000	$416,667	$57,533	N/A		$1,554,200
Ms. Fiala	$712,800	$41,667	$32,707	N/A		$787,174

a.
The amounts for the Value of Two Additional Years of Service under SERP column in this table for purposes of the 2018 Executive Severance Program differ from the amounts in the same column in Footnote 5 below calculated for purposes the CIC Plan due to the different actuarial assumptions required under each program. For Mr. Doleshek, the difference is significant, as he was not eligible for retirement at December 31, 2018.

7.	The cash severance amounts under the CIC Plan, assuming termination as of December 31, 2018, include the following lump-sum cash payments:

Name	Multiple of Salary + Annual Incentive	Prorated Retention Award	Premiums COBRA	Value of Two Additional Years of Service under SERP	Total
Mr. Stanley	$5,005,208	N/A	$96,879	$993,164	$6,095,251
Mr. Doleshek	$3,264,898	N/A	$96,879	$678,765	$4,040,542
Mr. Torgerson	$1,892,536	$416,667	$96,879	N/A	$2,406,082
Mr. Woosley	$1,397,436	$416,667	$65,518	N/A	$1,879,621

DIRECTOR COMPENSATION

Non-employee directors receive a combination of cash and stock-based compensation designed to attract and retain qualified candidates to serve on our Board. In setting director compensation, our Board considers the significant amount of time that directors spend in fulfilling their duties to our Company and our shareholders as well as the skill level required by our directors. The Compensation Committee is responsible for determining the type and amount of compensation for independent directors. The Compensation Committee engaged its independent compensation consultant, Meridian Compensation Partners, LLC, to assist in the annual review of director compensation with a view to provide a pay program that compensates non-employee directors near the median of our peers by providing benchmark compensation data and recommendations for compensation program design. Employee directors are not separately compensated for their service on the Board. Therefore, Mr. Stanley has been omitted from the Director Compensation Table.

Similar to our executive officers, our independent directors are subject to stock ownership guidelines to align their interests with those of our shareholders. Pursuant to these guidelines, each independent director is expected to own stock worth a minimum of five times his or her annual cash compensation. As of December 31, 2018, all of our independent directors were in compliance with these guidelines.

Retainer and Meeting Fees

The table below describes the director compensation program for 2018. All retainer and meeting fees remained the same from 2017, except that a per meeting fee was paid in 2018 for board meetings in excess of eight per year.

Type of Fee	Amount ($)
Annual Director Retainer	70,000
Additional Audit Committee Chair Retainer	15,000
Additional Compensation Committee Chair Retainer	15,000
Additional Other Committee Chair Retainer	10,000
Additional Lead Director Retainer	25,000
Annual Restricted Stock Grant	200,000
Per Meeting Fee (for board meetings in excess of eight per year)	1,500

Looking ahead to 2019:
For 2019, the Annual Restricted Stock Grant for Directors was reduced to $180,000 due to the Company's strategic initiatives. The Board announced in late 2018 the separation of the roles of Chair and Chief Executive Officer (eliminating the Lead Director role and retainer). The Chair of the Board will receive an additional retainer of $30,000 to replace the Additional Lead Director Retainer of $25,000 and an additional annual restricted stock grant valued at $40,000.

Director Deferred Compensation Plan

Non-employee directors are eligible to participate in the QEP Resources, Inc. Deferred Compensation Plan for Directors (the Director Deferred Compensation Plan), which allows independent directors to defer compensation paid to them. Cash fees can be deferred as either QEP phantom stock or as a deemed investment in an array of mutual funds. Equity compensation can be deferred as QEP phantom stock. Directors are credited with earnings and dividends, if any, on the phantom stock. Payments of deferred compensation are made upon a director's cessation of board service, and a director may elect to have the payments made in cash or shares of QEP common stock.

Director Compensation Table

The table below sets forth total director compensation earned by each independent director during 2018.

Name	Fees Earned or Paid in Cash[1] ($)	Stock Awards[2] ($)	Total ($)
Phillips S. Baker, Jr.	89,500	200,006	289,506
Julie A. Dill	89,500	200,006	289,506
Robert F. Heinemann [3]	104,500	220,014	324,514
Michael J. Minarovic	89,500	200,006	289,506
M. W. Scoggins [3]	103,000	200,006	303,006
Mary Shafer-Malicki	89,500	200,006	289,506
William L. Thacker, III	88,000	200,006	288,006
David A. Trice [4]	124,500	220,014	344,514

1.	Certain directors deferred director fees under the Director Deferred Compensation Plan as follows: Dill, $89,500; Scoggins, $103,000; and Thacker, $88,000.

2.
The dollar amount indicated for each of these restricted stock awards under the LTSIP is the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, by multiplying the number of shares awarded by the QEP stock price on the date of grant. On March 1, 2018, all independent directors of QEP as of that date elected to defer their grant of QEP restricted stock and to receive phantom stock. The number of shares of restricted stock granted and deferred as phantom stock in 2018 and the outstanding aggregate phantom stock balances as of December 31, 2018, for each director were as follows:

Name	Number of Restricted Shares/Restricted Stock Units Issued in 2018 (#)	Number of Restricted Shares Deferred as Phantom Stock in 2018 (#)	Phantom Stock Balances as of 12/31/18 (#)
Phillips S. Baker, Jr.	—	20,943	82,293
Julie A. Dill	—	20,943	70,240
Robert F. Heinemann[a]	—	23,308	68,494
Michael Minarovic		20,943	32,558
M. W. Scoggins	—	20,943	169,369
Mary Shafer-Malicki		20,943	31,731
William L. Thacker, III	—	20,943	66,863
David A. Trice[a]	—	23,308	82,950

a. Amounts for Dr. Heinemann and Mr. Trice include a special equity award of an additional 2,365 shares of restricted stock, with a grant date fair value of $20,008, on December 3, 2018, for the extensive work done by these directors in connection with the Company’s 2018 Strategic Initiatives and communications with shareholders.

3.
In 2018, Dr. Heinemann served as our Compensation Committee Chair and Dr. Scoggins served as our Audit Committee Chair; therefore, each received a committee chair retainer of $15,000 in addition to his annual board retainer of $70,000.

4.
In 2018, Mr. Trice served as our Lead Director and Governance Committee Chair; he received a Lead Director retainer of $25,000 and a Governance Committee Chair retainer of $10,000 in addition to his annual board retainer of $70,000.

EQUITY COMPENSATION PLAN INFORMATION

In 2018, QEP's Board and QEP's shareholders approved the QEP Resources, Inc. 2018 Long-Term Incentive Plan (LTIP), which replaces the 2010 Long-Term Stock Incentive Plan (LTSIP). As of December 31, 2018, shares of our common stock are authorized for issuance to directors, officers, employees and consultants under the LTIP. All outstanding awards relate to our common stock.

Plan Category	Number of Shares of Common Stock to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares of Common Stock Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)
	(a)	(b)	(c)
Equity Compensation Plans Approved by Shareholders	2,098,933	$22.27	10,097,703
Equity Compensation Plans Not Approved by Shareholders	—	—	—
Total	2,098,933	$22.27	10,097,703

ITEM NO. 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we are seeking a non-binding advisory vote from shareholders to approve the compensation awarded to our NEOs as described in the Compensation Discussion and Analysis section of this proxy statement.

Currently, we seek the advisory vote of our shareholders to approve the compensation of our NEOs annually.

The Company has adopted comprehensive executive compensation programs. This proxy statement discloses material information regarding the compensation of the Company's NEOs so that shareholders can evaluate the Company's approach to compensating its executives. The Company and the Compensation Committee continually monitor executive compensation programs and adopt changes to reflect the dynamic marketplace in which the Company competes for talent, as well as general economic, regulatory and legislative developments affecting executive compensation and to be responsive to the concerns of our shareholders.

We expanded our shareholder outreach program in 2015 and continued that program in 2016, 2017 and 2018 in order to stay informed of our shareholders' views on our executive compensation. Our 2018 outreach included contacting shareholders representing more than 60% of our outstanding shares and having conversations with a variety of our major shareholder representatives. The feedback received from these conversations has been shared with our Compensation Committee and Board for consideration when making future executive compensation decisions. Receiving feedback from our shareholders is important to us, and we will continue our shareholder engagement program. Please refer to the Compensation Discussion and Analysis section of this proxy statement for a detailed discussion of the Company's executive compensation practices and philosophy.

You have the opportunity to vote "for," "against" or "abstain" from voting on the following resolution relating to executive compensation:

RESOLVED, that the shareholders of QEP Resources, Inc. common stock approve the compensation of the Company's executives as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Compensation Tables and related material disclosed in this proxy statement.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our NEOs as disclosed in this proxy statement in accordance with the SEC's compensation disclosure rules. The vote is advisory, which means that it is not binding on the Company, our Board or the Compensation Committee. To the extent there is any significant vote against our executive compensation as disclosed in this proxy statement, our Compensation Committee will evaluate whether any actions are necessary to address the concerns of shareholders.

This proposal will be approved on an advisory basis if it receives the affirmative vote of a majority of the shares represented and entitled to vote either in person or by proxy. As noted earlier in this proxy statement, broker non-votes will not affect the outcome of this proposal, and abstentions will be equivalent to a vote against this proposal.

The Board recommends that you vote FOR this proposal.

ITEM NO. 3 – RATIFICATION OF OUR INDEPENDENT AUDITOR

The Audit Committee approved the engagement of PricewaterhouseCoopers LLP (PwC) as the Company's independent registered public accounting firm for the year ending December 31, 2019. PwC has served as the Company's independent registered public accounting firm since 2012. We are asking shareholders to ratify the selection of PwC. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of PwC for ratification because we value shareholder views on the Company's independent registered public accounting firm. In the event that shareholders fail to ratify the selection, our Audit Committee will consider the selection of a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our Company and shareholders.

Representatives of PwC will be present at the Annual Meeting to answer appropriate questions. They also will have the opportunity to make a statement if they desire to do so.

Audit Fees

Aggregate fees for professional services rendered for the Company by PwC for the years ended December 31, 2017 and 2018, were:

Type of Fees	2017	2018
Audit Fees[1]	$1,353,000	$1,147,000
Audit-Related Fees[2]	$50,000	$1,088,000
Tax Fees	—	—
All Other Fees[3]	$7,000	$5,000
Total	$1,410,000	$2,240,000

1.
Audit fees are for the audit of the Company's consolidated financial statements included in the Form 10-K, including the audit of the effectiveness of the Company's internal controls over financial reporting, the reviews of the Company's financial statements included in the Form 10-Q and 2017 comfort letters and reviews of prospectus supplements.

2.
Audit-related fees in 2018 relate to the work performed for the carve-out audits and for work associated with the adoption of Accounting Standard Updates and various registration statements. Audit-related fees in 2017 relate to work performed for the adoption of an Accounting Standards Update.

3.	All other fees relate to consultation and licenses for accounting research software.

The Audit Committee has concluded that the provisions of the tax services and other fees are compatible with maintaining PwC's independence.

Preapproval Policy

The Audit Committee has adopted procedures for preapproving all audit and non-audit services provided by its independent registered public accounting firm. These procedures include reviewing fee estimates for audit services and permitted recurring non-audit services and authorizing the Company to execute letter agreements setting forth such fees. Audit Committee approval is required for any services to be performed by the independent registered public accounting firm that are not specified in the letter agreements. We have delegated approval authority to the Chair of the Audit Committee, but any exercises of such authority are reported to the Audit Committee at the next meeting. All fees paid to PwC for the years ended December 31, 2017 and 2018, were preapproved by the Audit Committee in accordance with this policy.

The Board recommends that you vote FOR the ratification of the selection of PwC as our independent registered public accounting firm.

ITEM NO. 4 – COMPANY PROPOSAL TO AMEND THE COMPANY'S BYLAWS TO ALLOW HOLDERS OF 25% OR MORE OF OUTSTANDING SHARES TO CALL SPECIAL MEETINGS OF SHAREHOLDERS

Our Board of Directors has unanimously adopted, and recommends that our shareholders approve, an amendment and restatement of our Bylaws (as amended and restated, the “Bylaws”) to allow one or more shareholders who own at least 25% of our outstanding shares of common stock to require us to call a special meeting of the shareholders (the “Company’s Special Meeting Proposal”). Our shareholders do not presently have the right to call a special meeting of the shareholders. The Bylaws, marked to reflect the changes contemplated by this proposal, are attached as Appendix A to this proxy statement. This summary of the proposed amendment and restatement of the Bylaws is qualified in its entirety by reference to Appendix A.

The Company’s Special Meeting Proposal

If the Company’s Special Meeting Proposal is approved by shareholders, the Bylaws will provide that we are required to call a special meeting of the shareholders upon the written request of one or more shareholders who: 1) own shares representing 25% or more of the outstanding shares of common stock; and 2) satisfy the procedures for shareholder-requested special meetings set forth in our Bylaws from time to time.

The Board unanimously recommends that you vote “FOR” the Company’s Special Meeting Proposal.

Purpose and Effect of the Company’s Special Meeting Proposal

The Company’s Special Meeting Proposal is a result of the Board’s ongoing review of our governance practices and the views of our shareholders, including a review of the advisory shareholder proposal included in Item No. 5 below (the “Advisory Shareholder Special Meeting Proposal”). In developing the Company’s Special Meeting Proposal, the Board carefully considered the implications of amending and restating the Bylaws to grant shareholders the right to require the Company to call a special meeting of shareholders.

The Board believes that the Company’s Special Meeting Proposal strikes an appropriate balance between enhancing shareholder rights and adequately protecting shareholder interests. The Board recognizes that providing shareholders the ability to call special meetings is viewed by some shareholders as an important corporate governance practice. However, special meetings of the shareholders can be potentially disruptive to business operations and to long-term shareholder interests and can cause us to incur substantial expenses. Accordingly, the Board believes that the proposed 25% threshold for calling special meetings of the shareholders will help ensure that these meetings are extraordinary events. In addition, the Board believes that shareholder called special meetings should not be held in close proximity to an annual meeting or when the matters to be addressed have been recently considered or are planned to be considered at another meeting. The Board would continue to have the ability to call special meetings of the shareholders in other instances when, in the exercise of their fiduciary obligations, they determine it is appropriate.

The Board determined to include a 25% threshold in the Company’s Special Meeting Proposal based on several factors. First, the Company desires to maintain robust governance practices that promote Board accountability and the Company continues to monitor corporate governance practices. Second, the Company engaged with shareholders owning in excess of 60% of its outstanding shares on this specific governance practice during 2018. Through this engagement process, the Company learned that our shareholders desired to have a right to call special meetings, but that a clear majority of those who provided input believed a 10% threshold contained in the Shareholder Special Meeting Proposal was inappropriate and that there was significant support for establishing a 25% threshold. Third, the Company reviewed practices of its peers, which confirmed that a 10% threshold would be much lower than practices in our peer group.

In light of these considerations, the Board adopted resolutions declaring it advisable to amend and restate the Bylaws in accordance with this proposal, subject to the approval of our shareholders, and unanimously resolved to submit these amendments, which comprise the Company’s Special Meeting Proposal, to our shareholders for approval and to recommend that shareholders vote “FOR” the Company’s Special Meeting Proposal.

Overview of Changes to the Bylaws

If the Company’s Special Meeting Proposal is approved, the Board will amend and restate the Bylaws to specify the procedures for shareholder-requested special meetings. Set forth below is a summary of the amendments the Board has adopted subject to approval by our shareholders.

Information Provisions. The Bylaws would require any shareholder seeking to call the special meeting to provide the same information that is required when a shareholder proposes to introduce business or to make director nominations at an annual meeting of shareholders under the advance notice provisions of the Bylaws. Each shareholder supporting the special meeting request would need to provide evidence of their ownership of common stock and any additional information reasonably requested by the Company.

Additional Provisions. The Bylaws would set forth certain procedural requirements that the Board believes are appropriate to avoid duplicative or unnecessary special meetings. Under these provisions, a special meeting requested by shareholders will not be held if: 1) the stated business to be brought before the special meeting is not a proper subject for shareholder action under applicable law; 2) the Board has called or calls for an annual meeting of shareholders to be held within ninety (90) days after the Secretary receives the request for the special meeting and the Board determines in good faith that the business of such annual meeting includes (among any other matters properly brought before the annual meeting) the business specified in the special meeting request; or 3) the request does not comply with the requirements pertaining to special meeting requests set forth in the Bylaws. The Bylaws would also state that, if shareholders who requested a special meeting revoke the request and there are unrevoked requests from shareholders holding in the aggregate less than 25% of our common stock, we would not be required to hold the special meeting of the shareholders. Finally, the Bylaws would specify that the business to be transacted at a shareholder-requested special meeting would be limited to the business stated in the shareholder meeting request received by the Company and any additional business that the Board determines to include in the notice for such special meeting.

The Advisory Shareholder Special Meeting Proposal

As described below in Item No. 5, the Company was notified that a shareholder intends to present a proposal for consideration at the Annual Meeting that also addresses shareholders’ ability to call special meetings of the shareholders. Although the Company’s Special Meeting Proposal and the Shareholder Special Meeting Proposal concern the same subject matter, the terms and effects of each proposal differ. Shareholders may vote on both the Company’s Special Meeting Proposal and the Advisory Shareholder Special Meeting Proposal, and approval of one proposal is not conditioned on approval or disapproval of the other proposal. Among the key differences between the Company’s Special Meeting Proposal and the Advisory Shareholder Special Meeting Proposal is that, for the reasons discussed above, the Board provided in the Company’s Special Meeting Proposal that one or more holders of shares representing at least 25% of the outstanding shares of the Company's common stock can require the Company to call a special meeting of the shareholders. The Advisory Shareholder Special Meeting Proposal requests that holders of an aggregate of 10% of the outstanding shares of the Company's common stock be given the power to call a special meeting of the shareholders, but does not specifically address why it believes that a 10% threshold is appropriate at the Company.

Additional Information

The Company’s Special Meeting Proposal is binding. Upon the approval of this proposal, the special meeting provisions in the Bylaws in Appendix A will be immediately effective. Approval of the Company’s Special Meeting Proposal requires the affirmative vote of a majority of the outstanding stock entitled to vote thereon. If our shareholders do not approve the Company’s Special Meeting Proposal by the requisite vote, then the Bylaws will not be adopted by the Board and our shareholders will not have the ability to require us to call a special meeting of shareholders. Approval of the Company’s Special Meeting Proposal is not conditioned on approval or disapproval of the Advisory Shareholder Special Meeting Proposal, which means that the foregoing effects of approval or disapproval of the Company’s Special Meeting Proposal are not affected by approval or disapproval of the shareholder Special Meeting Proposal.

The Board of Directors recommends that you vote FOR the approval of the Company’s Special Meeting Proposal that will approve, effective immediately, the Bylaws set forth in Appendix A (Item No. 4).

ITEM NO. 5 – SHAREHOLDER PROPOSAL TO ALLOW HOLDERS OF 10% OR MORE OF OUTSTANDING SHARES TO CALL SPECIAL MEETINGS OF SHAREHOLDERS

Mr. John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California, owner of 200 shares of the Company's common stock, advised the Company that his representative will present the following proposal at the 2019 Annual Meeting for action by shareholders:

Proposal No. 5 – Special Shareholder Meeting

Resolved, Shareowners ask our board to take the steps necessary (unilaterally if possible) to amend our bylaws and each appropriate governing document to give holders in the aggregate of 10% of our outstanding common stock the power to call a special shareowner meeting (or the closest percentage to 10% according to state law). This proposal does not impact our board's current power to call a special meeting.

A 10%-ownership threshold is important because a 25%-threshold for shareholders to call a special meeting may be unreachable due to time constraints and detailed technical requirements.

This proposal topic won more than 70%-support at Edwards Lifesciences and SunEdison. This proposal topic, sponsored by William Steiner, also won 78% support at a Sprint annual meeting with 1.7 Billion yes-votes. Nuance Communications (NUAN) shareholders gave 94%-support in 2018 to a rule 14a-8 proposal calling for 10% of shareholders to call a special meeting.

Special shareholder meetings allow shareholders to vote on important matters, such as electing new directors that can arise between annual meetings. For instance there may be problems with some of our directors. Phillips Baker received 22-times as many negative votes as certain other QEP directors. Mr. Baker has also been on the Board of Hecla Mining Company since 2001. In 2011 Hecla Mining stock was at $1.50 and now that stock is at a robust $2.50.

Myles Scoggins chaired our executive pay committee and the 2018 QEP say-on-pay proposal received only an 85%-vote when such proposals often receive 90% and 95% votes at other companies. It is important that our management have the right carrot-and-stick financial incentives to deal with the depressed QEP stock price.

Mr. Scoggins also chairs the corporate governance committee which was responsible for preventing shareholders from voting on a 2018 shareholder proposal. The argument was that the proponent's QEP stock had declined too much in value. A law firm that has 2,500 attorneys was hired to make that argument to the Securities and Exchange Commission on the decline in value of QEP stock. Thus the QEP Board hid behind the decline in value of QEP stock in order to avoid a 2018 shareholder proposal.

Please vote yes:
Special Shareholder Meeting - Proposal 5

Board Statement in Opposition:

The Board recommends that shareholders vote “AGAINST” this proposal because it is unnecessary and not in the best interests of the Company or shareholders given the Company’s Special Meeting Proposal in Item No. 4 above, which would approve the provision in the Company’s Bylaws allowing one or more shareholders who own shares representing at least 25% of the outstanding shares of the Company's common stock to require the Company to call a special meeting of shareholders.

The Board believes that this shareholder proposal does not appropriately balance enhancing shareholder rights and adequately protecting shareholder interests. The Board recognizes that providing shareholders the ability to request special meetings is viewed by some as an important corporate governance practice. However, the Board believes that a small minority of shareholders should not be entitled to call special meetings for their own interests, which may not be shared more broadly by the Company’s shareholders. For this reason, the Board believes that the 25% ownership threshold in the Company’s Special Meeting Proposal is more appropriate than the 10% threshold in this shareholder proposal. In addition, the Board believes that special meetings of the shareholders can be potentially disruptive to long-term shareholder interests and Company operations. These special meetings can also cause companies to incur substantial expenses. Accordingly, the Board believes that special meetings of the shareholders should be extraordinary events. Likewise, the Board believes that shareholders should not be able to call special meetings in close proximity to an annual meeting or when the matters to be addressed were recently considered or will be considered at an upcoming meeting.

Moreover, based on shareholder engagement efforts the Company undertook during 2018, a clear majority of our shareholders that provided feedback confirmed that a 25% ownership threshold is more appropriate for our Company than a 10% ownership threshold. Notably, if shareholders approve the recommended 25% ownership threshold, our Company will have a lower threshold for calling special meetings than nearly all of the companies in our peer group.

Finally, this shareholder proposal is unnecessary given that the Company maintains robust governance practices that promote Board accountability, as discussed in this Proxy Statement under the heading “Governance Information”.

In light of these considerations, our Board believes that the Company’s Special Meeting Proposal strikes the appropriate balance between enhancing the rights of shareholders and adequately protecting long-term shareholder interests to provide that shareholders who satisfy the 25% ownership threshold and comply with certain additional procedures and limitations have the ability to require the Company to call a special meeting of our shareholders.

For these reasons, the Board of Directors recommends that you vote AGAINST Item No. 5.

OTHER MATTERS

Annual Report and 2018 Form 10-K

Upon request, we will promptly send a copy of the Annual Report, 2018 Form 10-K (excluding exhibits) and this proxy statement to any interested party, without charge. Contact our Corporate Secretary at 1050 17th Street, Suite 800, Denver, Colorado 80265, or call 303-672-6900 to make a request.

Shareholder Nominations and Proposals

Proposals and Director Nominations for Inclusion in the Proxy Statement for the 2020 Annual Meeting. In order to submit shareholder proposals for the 2020 Annual Meeting for inclusion in our proxy statement pursuant to SEC Rule 14a-8, materials must be received by the Corporate Secretary at the Company's principal office in Denver, Colorado, no later than the close of business on November 29, 2019.

In December 2016, we amended our Bylaws to adopt proxy access, which permits a shareholder, or a group of up to 20 shareholders, owning 3% or more of the Company's outstanding capital stock for at least three years, to submit director nominees for up to 20% of the Board for inclusion in our proxy statement if the shareholder(s) and the nominee(s) meet the requirements in our Bylaws. Notice of director nominations submitted under these proxy access bylaw provisions must be received no earlier than 120 days and no later than 90 days before the date the Company's proxy materials were released to shareholders in connection with the previous year's annual meeting. Notice of director nominations submitted under our proxy access bylaw provisions must be received no earlier than December 5, 2019, and no later than January 4, 2020, for the 2020 Annual Meeting.

Proposals submitted for inclusion in our proxy statement must comply with all of the requirements of SEC Rule 14a-8, and director nominations submitted pursuant to the proxy access provisions of our Bylaws must comply with all of the requirements of our Bylaws. As the rules of the SEC and our Bylaws make clear, simply submitting a proposal or nomination does not guarantee its inclusion.

Other Proposals or Director Nominations for Presentation at the 2020 Annual Meeting. Our Bylaws also establish an advance notice procedure with regard to director nominations and shareholder proposals that are not submitted for inclusion in the proxy statement, but that a shareholder instead wishes to present directly at an annual meeting. To be properly brought before the 2020 Annual Meeting, a notice of the nomination or the matter the shareholder wishes to present at the meeting must be delivered to the Corporate Secretary at the Company's principal office in Denver, Colorado, not less than 90 or more than 120 days prior to the first anniversary of the date of this year's Annual Meeting. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of our Bylaws (and not pursuant to the proxy access bylaw provisions or SEC Rule 14a-8) must be received no earlier than January 14, 2020, and no later than February 13, 2020.

All such director nominations and shareholder proposals must comply with the Bylaws, a copy of which may be obtained at no cost from our Corporate Secretary. The Chair may refuse to acknowledge or introduce any such matter at the 2020 Annual Meeting if notice of the matter is not received within the applicable deadlines or does not comply with our Bylaws. If a shareholder does not meet these deadlines or does not satisfy the requirements of Rule 14a-4 of the Exchange Act, the persons named as proxies will be allowed to use their discretionary voting authority when and if the matter is raised at the 2020 Annual Meeting.

All proposals and director nominations should be addressed to: Corporate Secretary, QEP Resources, Inc., 1050 17th Street, Suite 800, Denver, CO 80265.

Forward-Looking Statements

This proxy statement includes forward-looking statements (as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). Forward-looking statements give expectations or forecasts of future events. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements include statements regarding the following: plans to affect amendments to our bylaws; the benefits of a 25% threshold for shareholders to call a special meeting of shareholders; the number of directors; our board leadership structure and skill sets; Section 16(a) compliance; plans in response to shareholder feedback; growth and creation of shareholder value; the Company’s goals to increase oil as a percentage of total production and proved reserves, simplify its asset portfolio, focus on operating cost-effectively, and operate and develop its assets in the Williston Basin; the Company’s strategic initiatives; compensation program objectives, benefits and effectiveness; risk assessment of compensation practices; shareholder support of our executive compensation programs; tax considerations and compliance with Section 409A of the Code; implementing best practices in corporate governance; monitoring the status of and compliance with the SEC's claw back rules; benefits of our succession planning; estimated values of compensation awards and assumptions related to such values; estimated Pension Plan and SERP amounts and related assumptions and the granting of extra years of service; matching contributions under benefit plans; an annual advisory vote on say-on-pay; estimated compensation payments upon termination of executives; future payments for 2011 and 2012 employment taxes related to amounts deferred under our Deferred Compensation Plan; additional compensation for the Chair of the Board; Compensation Committee review of say-on-pay voting results; continuation of the shareholder engagement program; Audit Committee review of related-party transactions; disclosure of waivers under our Code of Conduct; 2019 Plan objectives, benefits, tax consequences and percentage of overhang; and the sufficiency of the number of shares under our 2018 Plan.

These forward-looking statements are not guarantees of future performance. These statements are based on our current expectations and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements, including: global geopolitical and macroeconomic factors; changes in (or continued low) natural gas, NGL and oil prices; liquidity constraints; impacts from the announcement that our Board is conducting a review of strategic alternatives; changes in interest rates; changes in governmental rules and regulations and interpretations thereunder; failure of disclosure controls and procedures; competitive conditions; inflation; value of the U.S. Dollar; actions of shareholders; and other risks identified in the Risk Factors section of our 2018 Form 10-K. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. All forward-looking statements are expressly qualified by this cautionary statement.

Delivery of Proxy Statement

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as "householding," potentially means extra convenience for security holders and cost savings for companies. A number of brokers with account holders who are QEP shareholders will be householding our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholder. Once you have received notice that your broker will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you would prefer to receive a separate copy of the proxy materials or if you are receiving multiple copies and would like to receive a single copy, please notify your broker or direct your request as follows: by mail to Corporate Secretary, QEP Resources, Inc., 1050 17th Street, Suite 800, Denver, Colorado 80265, or by phone by calling 303-672-6900. We will promptly deliver a separate copy of the proxy statement to you upon request.

By Order of the Board of Directors

Dane E. Allen
Corporate Secretary

APPENDIX A

AMENDED AND RESTATED BYLAWS
OF
QEP RESOURCES, INC.
As Amended and Restated on ~~October 23, 2017~~[ ], 2019
ARTICLE I
OFFICES AND RECORDS
Section 1.1    Offices. The Company may have offices, either within or without the State of Delaware, as the Board of Directors may from time to time appoint or as the business of the Company may require.
Section 1.2    Books and Records. The books and records of the Company may be kept at such location(s) as may from time to time be designated by the Board of Directors.
ARTICLE II
STOCKHOLDERS

Section 2.1    Annual Meeting. If required by law, the annual meeting of stockholders shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meeting stockholders shall elect directors and transact such other business as may properly be brought before the meeting.
Section 2.2    Special Meetings. ~~Special meetings of the stockholders, for any proper purpose or purposes, may be called at any time only by (A) the Board of Directors pursuant to a resolution adopted by the affirmative vote of a majority of the total number of directors which the Company would have if there were no vacancies; (B) the Chairman of the Board; or (C) the President, and shall be held at such place, if any, on such date and at such time as they shall fix. Business transacted at all special meetings of the stockholders shall be confined to the purposes stated in the notice.~~Special meetings of the stockholders, for any proper purpose or purposes, (i) may be called at any time by the Board of Directors pursuant to a resolution adopted by the affirmative vote of a majority of the total number of directors which the Company would have if there were no vacancies, the Chair of the Board or the President, and (ii) shall be called by the Board of Directors, the Chair of the Board or the President at the request in writing of stockholders of record owning at least 25% in amount of the entire capital stock of the Company issued and outstanding and entitled to vote. A stockholder request for a special meeting shall be directed to the Secretary and shall be signed by each stockholder, or a duly authorized agent of such stockholder, requesting the special meeting, and shall be accompanied by a written notice setting forth the information required by Section 2.6 as to the business proposed to be conducted and any nominations proposed to be presented at the special meeting and as to the stockholder(s) proposing such business or nominations. A special meeting requested by stockholders in accordance with this Section 2.2 shall be held at such date, time and place within or without the State of Delaware as may be designated by the Board of Directors; provided, however, that the date of any such special meeting shall be not more than ninety (90) days after the request to call the special meeting is received by the Secretary. Notwithstanding the foregoing, a special meeting requested by stockholders shall not be held if (i) the stated business to be brought before the special meeting is not a proper subject for stockholder action under applicable law, or (ii) the Board of Directors has called or calls for an annual meeting of stockholders to be held within ninety (90) days after the Secretary receives the request for the special meeting and the Board of Directors determines in good faith that the business of such annual meeting includes (among any other matters properly brought before the annual meeting) the business specified in the special meeting request. A stockholder may revoke a request for a special meeting at any time by written revocation delivered to the Secretary; provided, however, that if, following such revocation, there are unrevoked requests from stockholders holding in the aggregate less than the requisite number of shares entitling the stockholders to request the calling of a special meeting, the Board of Directors, in its discretion, may cancel the special meeting. Business transacted at a special meeting requested by stockholders shall be limited to the matters described in the special meeting request; provided, however, that nothing herein shall prohibit the Board of Directors from submitting additional matters to the stockholders at any special meeting requested by stockholders.

Section 2.3    Place of Meetings. All stockholders meetings shall be held at the office of the Company in Denver, Colorado, or any other convenient location within the United States, or by means of remote communication, as the Board of Directors may fix.
Section 2.4    Notice of Meetings. The Secretary shall give, but in case of his or her failure, any other officer of the Company may give, written or printed notice, stating the place, if any, day and hour of each stockholders meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, to each stockholder of record entitled to vote at such meeting as of the record date for determining stockholders entitled to notice of the meeting.  Such notice shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, and may be given personally, by mail or private carrier, by electronic transmission, or by any other means recognized under applicable state and federal law.  If given by mail, such notice shall be deemed to be delivered when deposited in the United States mail or private carrier, addressed to the stockholder at his or her address as it appears on the stock transfer books of the Company, with postage prepaid. Meetings may be held without notice if all stockholders entitled to vote are present (except as otherwise provided by law), or if notice is waived by those not present. Any previously scheduled stockholders meeting may be postponed (unless the certificate of incorporation of the Company, as amended and restated from time to time (including any certificates of designation with respect to any preferred stock, the “Certificate of Incorporation”) otherwise provides) and any special meeting of the stockholders may be cancelled by resolution of the Board of Directors upon public notice given prior to the time previously scheduled for such stockholders meeting.
Section 2.5    Quorum and Adjournment. Except as otherwise provided by law, the Certificate of Incorporation or these Amended and Restated Bylaws (“Bylaws”), a majority of the outstanding voting power entitled to vote generally in the election of directors, present in person or represented by proxy, shall constitute a quorum at all stockholders meetings for the transaction of business; provided, however, that when specified business is to be voted on by a class or series voting separately as a class or series, a majority of the outstanding voting power of the shares of such class or series shall constitute a quorum for the transaction of such business. If a quorum is present at any stockholders meeting, such quorum shall not be broken by the withdrawal of enough stockholders to leave less than a quorum and the remaining stockholders may continue to transact business until adjournment. Whether or not a quorum is present, the holders of a majority of the outstanding voting power of the shares present in person or represented by proxy and entitled to vote thereon shall have the power to adjourn the meeting from time to time (or, in the case of specified business to be voted on by a class or series, a majority of the outstanding voting power of such class or series present in person or represented by proxy and entitled to vote thereon may adjourn the meeting with respect to such specified business). If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record as of the record date so fixed for notice of such adjourned meeting. At any adjourned meeting at which a quorum is present in person or represented by proxy, the stockholders entitled to vote at the meeting may transact any business that might have been transacted at the meeting as originally noticed.
Section 2.6    Notice of Stockholder Business and Director Nominations.
(A)    Annual Meeting of Stockholders.
(1)    Nominations of persons for election to the Board of Directors (except as otherwise provided in the Certificate of Incorporation with respect to directors to be elected by the holders of any class or series of preferred stock) and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (%3) pursuant to the Company’s notice of meeting (or any supplement thereto), (%3) by or at the direction of the Board of Directors (or any duly authorized committee thereof), (%3) by any stockholder of the Company who (a) was a stockholder of record (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed, only if such beneficial owner was the beneficial owner of shares of the Company) at the time of giving of notice provided for in this Section 2.6 and at the time of the annual meeting, (b) is entitled to vote at the meeting and (c) complies with the notice procedures set forth in this Section 2.6 and Section 2.10 as to such nomination or other business or (iv) by any Eligible Stockholder (as defined in Section 2.8) in accordance with the procedures set forth in Section 2.8. Other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (including any rules and regulations promulgated thereunder, the “Exchange Act”), and included in the Company’s notice of meeting given by or at the direction of the Board of Directors, the foregoing clauses (iii) and (iv) shall be the exclusive means for a stockholder to make nominations and submit other business before an annual meeting of stockholders. Stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders, and the only matters that may be brought before a special meeting are the matters specified in the notice of meeting given by or at the direction of the person calling the meeting pursuant to Section 2.2.
(2)    Without qualification, for any nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to Section 2.6(A)(1)(iii), the stockholder must provide timely notice thereof in writing to the Secretary of the Company and provide any updates or supplements to such notice at the times and in the forms required by this Section 2.6, and any such proposed business other than the nominations of persons for election to the Board of Directors must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first (1st) anniversary of the immediately preceding year’s annual meeting; provided, however, that in the event that the annual meeting is called for a date that is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than one hundred (100) days prior to the date of such annual meeting, the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company. In no event shall any adjournment or postponement of an annual meeting or the public announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. ~~Notwithstanding anything to the foregoing, with respect to the Company’s 2019 Annual Meeting, to be timely, a stockholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company not later than the close of business on March 14, 2019.~~
(3)    To be in proper written form for purposes of Section 2.6(A)(1)(iii), a stockholder’s notice must:
(i)    set forth, as to each Proposing Person (as defined below) (a) the name and address of such Proposing Person (as they appear on the Company’s books if such Proposing Person is a record holder); (b) (A) the class or series and number of shares of the Company which are, directly or indirectly, beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) and of record by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the Company as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future, (B) the full notional amount of any securities that, directly or indirectly, underlie any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) (“Synthetic Equity Position”) and that is, directly or indirectly, held or maintained by such Proposing Person with respect to any shares of any class or series of shares of the Company; provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be deemed to hold or maintain the notional amount of any securities that underlie a Synthetic Equity Position held by such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person's business as a derivatives dealer, (C) any rights to dividends on the shares of the Company owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Company, (D) any direct or indirect material interest in any material contract or agreement of such Proposing Person with the Company or any affiliate of the Company (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (E) any material pending or threatened legal proceeding in which such Proposing Person is a party or material participant involving the Company or any of its officers or directors, or any affiliate of the Company, (F) any other material relationship between such Proposing Person, on the one hand, and the Company, any affiliate of the Company, on the other hand (the disclosures to be made pursuant to the foregoing clauses (B) through (F) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner; (c) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; (d) a representation as to whether such Proposing Person intends or is part of a group which intends (A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (B) otherwise to solicit proxies from stockholders in support of such proposal or nomination; and (e) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination;
(ii)    if the notice relates to any business other than a nomination of a director or directors that the stockholder proposes to bring before the meeting, set forth (a) a brief description of the business desired to be brought before the meeting (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the Bylaws of the Company, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest of such Proposing Person in such business, (b) a reasonably detailed description of all agreements, arrangements and understandings (y) between or among any of the Proposing Persons or (z) between or among any Proposing Person and any other person or entity (including their names) in connection with the proposal of such business by such stockholder and (c) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this paragraph (ii) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner; and
(iii)    set forth, as to each person, if any, whom the Proposing Person proposes to nominate for election or reelection to the Board of Directors pursuant to Section 2.6(A)(1)(iii), (a) all information with respect to such candidate for nomination that would be required to be set forth in a stockholder’s notice pursuant to this Section 2.6 and Section 2.10 if such candidate for nomination were a Proposing Person, (b) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (c) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among any Proposing Person, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the Proposing Person were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant.

(4)    Notwithstanding anything in the second sentence of Section 2.6(A)(2) to the contrary, in the event that the number of directors to be elected to the Board of Directors at an annual meeting is increased and there is no public announcement by the Company naming the nominees for the additional directorships at least one hundred (100) days prior to the first (1st) anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 2.6 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Company.
(B)    Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Company’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Company’s notice of meeting (1) by or at the direction of the Board of Directors (or a duly authorized committee thereof) or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Company who (i) is a stockholder of record (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed, only if such beneficial owner was the beneficial owner of shares of the Company) at the time of giving of notice provided for in this Section 2.6 and at the time of the special meeting, (ii) is entitled to vote at the meeting and (iii) complies with the notice procedures set forth in this Section 2.6 as to such nomination. ~~In~~ Other than at a special meeting requested by stockholders pursuant to Section 2.2, in the event the Company calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Company’s notice of meeting, if the stockholder’s notice required by paragraphs (A)(2) and (A)(3) of this Section 2.6 with respect to any nomination (including the completed and signed questionnaire, representation and agreement required by Section 2.10) shall be delivered to the Secretary at the principal executive offices of the Company not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or if the first public announcement of the date of such special meeting is less than one hundred (100) days prior to the date of such special meeting, the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall any adjournment or postponement of a special meeting or the public announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.
(C)    General.
(1)    Only such persons who are nominated in accordance with the procedures set forth in this Section 2.6 or Section 2.8, as applicable, shall be eligible to be elected at an annual or special meeting of stockholders of the Company to serve as directors and only such business shall be conducted at a stockholders meeting as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.6. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the ~~chairman~~ chair of the meeting shall have the power and duty (i) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.6 (including whether the Proposing Person solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such Proposing Person’s nominee or proposal in compliance with such Proposing Person’s representation as required by clause (A)(3)(i)(d) of this Section 2.6) or Section 2.8, as applicable, and (ii) if any proposed nomination or business was not made or proposed in compliance with this Section 2.6 or Section 2.8, as applicable, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 2.6 or Section 2.8, as applicable, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Company to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Company. For purposes of this Section 2.6 or Section 2.8, as applicable, to be considered a qualified representative of the stockholder, a person must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.
(2)    For purposes of this Section 2.6 and Section 2.8, as applicable, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission (the “Commission”) pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.
(3)    For purposes of this Section 2.6, the term “Proposing Person” shall mean (i) the stockholder providing the notice of the nomination or other business proposed to be brought before a meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination or other business proposed to be brought before the meeting is made and (iii) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation.
(4)    A Proposing Person shall further update and supplement its notice pursuant to this Section 2.6, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.6 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Company not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).
(5)    Notwithstanding the foregoing provisions of this Section 2.6, a stockholder shall also comply with all applicable requirements of the Exchange Act with respect to the matters set forth in this Section 2.6; provided, however, that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals to any other business to be considered pursuant to this Section 2.6. Nothing in this Section 2.6 shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals or nominations in the Company’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act, (ii) of the holders of any series of preferred stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation or these Bylaws or (iii) of any Eligible Stockholder to request inclusion of a Nominee (as defined in Section 2.8) in the Company’s proxy statement pursuant to Section 2.8.
Section 2.7    Voting of Shares.
(A)    Voting Lists. The officer who has charge of the stock ledger shall prepare and make, at least ten (10) days before every stockholders meeting, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, at least ten (10) days prior to the meeting (1) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting or (2) during ordinary business hours at the principal place of business of the Company. The list of stockholders must also be open to examination at the meeting as required by applicable law, and may be inspected by any stockholder who is present. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 2.7(A) or to vote in person or by proxy at any stockholders meeting. Failure to comply with the requirements of this Section 2.7(A) shall not affect the validity of any action taken at said meeting.

(B)    Votes Per Share. Except as otherwise provided by or pursuant to the provisions of the Certificate of Incorporation, each stockholder shall have one vote for each share of stock registered in the stockholder’s name on the books of the Company as of the record date set for such meeting.
(C)    Manner of Voting. At any stockholders meeting, each stockholder entitled to vote may vote in person or by proxy as provided herein. Voting at any stockholders meeting need not be by ballot.
(D)    Proxies. At any stockholders meeting, each stockholder having the right to vote or to express consent without a meeting, or such stockholder’s duly authorized attorney-in-fact, shall be entitled to vote by proxy. Each proxy shall be in writing, executed by the stockholder giving the proxy or by such stockholder’s duly authorized attorney-in-fact, or electronically transmitted to the proxy holder in a manner such that it can be determined that the transmission was authorized by the stockholder. No proxy shall be voted on or after three years from its date, unless the proxy provides for a longer period. The proxy must be filed with the Secretary of the Company or such stockholder’s representative at or before the time of the meeting. Unless and until voted, every proxy shall be revocable at the pleasure of the person who executed it, or such person’s legal representatives or assigns, except in those cases where an irrevocable proxy permitted by statute has been given.
(E)    Required Vote. Except as provided in Section 3.4 of these Bylaws, each director shall be elected by the majority of the votes cast with respect to the director at any meeting for the election of directors at which a quorum is present, provided that if as of a date that is fourteen (14) days in advance of the date the Company files its definitive proxy statement (regardless of whether or not thereafter revised or supplemented) with the Commission the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. For purposes of this section, a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” and/or “withheld” with respect to that director. Except as otherwise provided by the Certificate of Incorporation, these Bylaws, or the rules and regulations applicable to the Company or its securities, all other matters shall be determined by the affirmative vote of a majority of the outstanding voting power of the shares present in person or represented by proxy and entitled to vote on the matter.
(F)    Stockholder Action by Written Consent. Any action required or permitted to be taken at any annual or special meeting of stockholders of the Company may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Company by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Company having custody of the books in which proceedings of meetings of stockholders are recorded; provided, however, at any time when Questar Corporation is the record owner, in the aggregate, of less than all of the voting power of all outstanding shares of stock of the Company entitled to vote generally in the election of directors, any action required or permitted to be taken at any annual or special meeting of stockholders of the Company must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders; provided, however, that any action required or permitted to be taken by the holders of preferred stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable certificate of designations relating to such series of preferred stock. Delivery made to the Company shall be by hand or by certified or registered mail, return receipt requested. So long as action by written consent is permitted by this Section 2.7(F), every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this Section 2.7(F) to the Company, written consents signed by a sufficient number of holders to take action are delivered to the Company.
(G)    Inspectors of Elections. The Board of Directors by resolution shall, if required by law, appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Company in other capacities, including, without limitation, as officers, employees, agents or representatives of the Company, to act at the meeting and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act, or if all inspectors or alternates who have been appointed are unable to act, at a stockholders meeting, the ~~chairman~~ chair of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by the General Corporation Law of the State of Delaware (the “DGCL”).
(H)    Opening and Closing the Polls. The ~~chairman~~ chair of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.
Section 2.8    Proxy Access.
(A)    Subject to the provisions of this Section 2.8, if any Eligible Stockholder or group of up to twenty (20) Eligible Stockholders submits to the Company a Proxy Access Notice that complies with this Section 2.8 and such Eligible Stockholder or group of Eligible Stockholders otherwise satisfies all the terms and conditions of this Section 2.8 (such Eligible Stockholder or group of Eligible Stockholders, a “Nominating Stockholder”), the Company shall include in its proxy statement or on its form of proxy and ballot, as applicable (collectively, “proxy materials”), for any annual meeting of stockholders, in addition to any persons nominated for election by the Board of Directors or any committee thereof:
(1)    the name of any person or persons nominated by such Nominating Stockholder for election to the Board of Directors at such annual meeting of stockholders who meets the requirements of this Section 2.8 (a “Nominee”);
(2)    disclosure about the Nominee and the Nominating Stockholder required under the rules of the Commission or other applicable law to be included in the proxy materials;
(3)    subject to the other applicable provisions of this Section 2.8, a written statement, not to exceed five hundred (500) words, that is not contrary to any of the Commission’s proxy rules, including Rule 14a-9 under the Exchange Act (a “Supporting Statement”), included by the Nominating Stockholder in the Proxy Access Notice intended for inclusion in the proxy materials in support of the Nominee’s election to the Board of Directors; and
(4)    any other information that the Company or the Board of Directors determines, in its discretion, to include in the proxy materials relating to the nomination of the Nominee, including, without limitation, any statement in opposition to the nomination and any of the information provided pursuant to this Section 2.8.
(B)    Maximum Number of Nominees.
(1)    The Company shall not be required to include in the proxy materials for an annual meeting of stockholders more Nominees than that number of directors constituting twenty percent (20%) of the total number of directors of the Company on the last day on which a Proxy Access Notice may be submitted pursuant to this Section 2.8 (rounded down to the nearest whole number, but not less than two (2)) (the “Maximum Number”). The Maximum Number for a particular annual meeting shall be reduced by: (A) the number of Nominees who are subsequently withdrawn or that the Board of Directors itself decides to nominate for election at such annual meeting of stockholders (including, without limitation, any person who is or will be nominated by the Board of Directors pursuant to any agreement or understanding with one or more stockholders to avoid such person being formally proposed as a Nominee), and (B) the number of incumbent directors who had been Nominees with respect to any of the preceding two (2) annual meetings of stockholders and whose reelection at the upcoming annual meeting of stockholders is being recommended by the Board of Directors (including, without limitation, any person who was nominated by the Board of Directors pursuant to any agreement or understanding with one or more stockholders to avoid such person being formally proposed as a Nominee). In the event that one or more vacancies for any reason occurs on the Board of Directors after the deadline set forth in Section 2.8(D) but before the date of the annual meeting of stockholders, and the Board of Directors resolves to reduce the size of the Board of Directors in connection therewith, the Maximum Number shall be calculated based on the number of directors as so reduced.

(2)    Any Nominating Stockholder submitting more than one Nominee for inclusion in the Company’s proxy materials shall rank such Nominees based on the order that the Nominating Stockholder desires such Nominees to be selected for inclusion in the Company’s proxy materials in the event that the total number of Nominees submitted by Nominating Stockholders exceeds the Maximum Number. In the event that the number of Nominees submitted by Nominating Stockholders exceeds the Maximum Number, the highest ranking Nominee from each Nominating Stockholder will be included in the Company’s proxy materials until the Maximum Number is reached, going in order from largest to smallest of the number of shares of common stock of the Company owned by each Nominating Stockholder as disclosed in each Nominating Stockholder’s Proxy Access Notice. If the Maximum Number is not reached after the highest ranking Nominee of each Nominating Stockholder has been selected, this process will be repeated as many times as necessary until the Maximum Number is reached. If, after the deadline for submitting a Proxy Access Notice as set forth in Section 2.8(D), a Nominating Stockholder ceases to satisfy the requirements of this Section 2.8 or withdraws its nomination or a Nominee ceases to satisfy the requirements of this Section 2.8 or becomes unwilling or unable to serve on the Board of Directors, whether before or after the mailing of definitive proxy materials, then the nomination shall be disregarded, and the Company: (A) shall not be required to include in its proxy materials the disregarded Nominee and (B) may otherwise communicate to its stockholders, including without limitation by amending or supplementing its proxy materials, that the Nominee will not be included as a Nominee in the proxy materials and the election of such Nominee will not be voted on at the annual meeting of stockholders.
(C)    Eligibility of Nominating Stockholder.
(1)    An “Eligible Stockholder” is a person who has either (A) been a record holder of the shares of common stock used to satisfy the eligibility requirements in this Section 2.8(C) continuously for the three-year period specified in Subsection (2) below or (B) provides to the Secretary of the Company, within the time period referred to in Section 2.8(D), evidence of continuous ownership of such shares for such three-year period from one or more securities intermediaries in a form that satisfies the requirements as established by the Commission for a stockholder proposal under Rule 14a-8 under the Exchange Act.
(2)    An Eligible Stockholder or group of up to twenty (20) Eligible Stockholders may submit a nomination in accordance with this Section 2.8 only if the person or each member of the group, as applicable, has continuously owned at least the Minimum Number (as defined below) of shares of the Company’s outstanding common stock throughout the three-year period preceding and including the date of submission of the Proxy Access Notice, and continues to own at least the Minimum Number through the date of the annual meeting of stockholders. Two (2) or more funds that are (A) under common management and investment control, (B) under common management and funded primarily by a single employer or (C) a “group of investment companies,” as such term is defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended, (two (2) or more funds referred to under any of clause (A), (B) or (C), collectively a “Qualifying Fund”) shall be treated as one Eligible Stockholder. For the avoidance of doubt, in the event of a nomination by a group of Eligible Stockholders, any and all requirements and obligations for an individual Eligible Stockholder that are set forth in this Section 2.8, including the minimum holding period, shall apply to each member of such group; provided, however, that the Minimum Number shall apply to the ownership of the group in the aggregate. Should any stockholder withdraw from a group of Eligible Stockholders at any time prior to the annual meeting of stockholders, the group of Eligible Stockholders shall only be deemed to own the shares held by the remaining members of the group.
(3)    The “Minimum Number” of shares of the Company’s common stock means three percent (3%) of the number of outstanding shares of common stock as of the most recent date for which such amount is given in any filing by the Company with the Commission prior to the submission of the Proxy Access Notice.
(4)    For purposes of this Section 2.8, an Eligible Stockholder “owns” only those outstanding shares of the common stock of the Company as to which the Eligible Stockholder possesses both:
(i)    the full voting and investment rights pertaining to the shares; and
(ii)    the full economic interest in (including the opportunity for profit and risk of loss on) such shares;

provided, that the number of shares calculated in accordance with clauses (1) and (2) shall not include any shares: (a) sold by such Eligible Stockholder or any of its affiliates in any transaction that has not been settled or closed, (b) borrowed by such Eligible Stockholder or any of its affiliates for any purpose or purchased by such Eligible Stockholder or any of its affiliates pursuant to an agreement to resell, or (c) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such Eligible Stockholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares, cash or other property based on the notional amount or value of outstanding shares of the Company, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of: (A) reducing in any manner, to any extent or at any time in the future, such Eligible Stockholder’s or any of its affiliates’ full right to vote or direct the voting of any such shares, and/or (B) hedging, offsetting, or altering to any degree, gain or loss arising from the full economic ownership of such shares by such Eligible Stockholder or any of its affiliates. An Eligible Stockholder “owns” shares held in the name of a nominee or other intermediary so long as the Eligible Stockholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. An Eligible Stockholder’s ownership of shares shall be deemed to continue during any period in which the Eligible Stockholder has delegated any voting power by means of a proxy, power of attorney, or other similar instrument or arrangement that is revocable at any time by the Eligible Stockholder. An Eligible Stockholder’s ownership of shares shall be deemed to continue during any period in which the Eligible Stockholder has loaned such shares; provided that the Eligible Stockholder has the power to recall such loaned shares on no more than three (3) business days’ notice and includes in the Proxy Access Notice an agreement that it will (A) recall such loaned shares as of the record date for determining the stockholders entitled to vote at the annual meeting and (B) continue to hold such recalled shares (including the right to vote such shares) through the date of the annual meeting of stockholders. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. Each Nominating Stockholder shall furnish any other information that may reasonably be required by the Board of Directors to verify such stockholder’s continuous ownership of at least the Minimum Number during the three-year period referred to above.
(5)    No person may be in more than one group constituting a Nominating Stockholder, and if any person appears as a member of more than one group, it shall be deemed to be a member of the group that owns the greatest aggregate number of shares of the Company’s common stock as reflected in the Proxy Access Notice, and no shares may be attributed as owned by more than one person constituting a Nominating Stockholder under this Section 2.8.
(D)    To nominate a Nominee, the Nominating Stockholder must, no earlier than one hundred twenty (120) calendar days and no later than ninety (90) calendar days before the date of the Company’s proxy materials released to stockholders in connection with the previous year’s annual meeting of stockholders, submit to the Secretary of the Company at the principal executive office of the Company all of the following information and documents (collectively, the “Proxy Access Notice”):
(1)    A Schedule 14N (or any successor form) relating to the Nominee, completed and filed with the Commission by the Nominating Stockholder as applicable, in accordance with the Commission’s rules;
(2)    A written notice of the nomination of such Nominee that includes the following additional information, agreements, representations and warranties by the Nominating Stockholder (including each group member):
(i)    the information, representations and agreements required with respect to the nomination of directors pursuant to Section 2.6 of these Bylaws;
(ii)    the details of any relationship that existed within the past three years and that would have been described pursuant to Item 6(e) of Schedule 14N (or any successor item) if it existed on the date of submission of the Schedule 14N;
(iii)    a representation and warranty that the Nominating Stockholder did not acquire, and is not holding, securities of the Company for the purpose or with the effect of influencing or changing control of the Company;

(iv)    a representation and warranty that the Nominee’s candidacy or, if elected, Board of Directors membership, would not violate the Certificate of Incorporation, these Bylaws, or any applicable state or federal law or the rules of any stock exchange on which the Company’s common stock is traded;
(v)    a representation and warranty that the Nominee:
(a)    does not have any direct or indirect material relationship with the Company and otherwise would qualify as an “independent director” under the rules of the primary stock exchange on which the Company’s common stock is traded and any applicable rules of the Commission;
(b)    would meet the audit committee independence requirements under the rules of the Commission and of the principal stock exchange on which the Company’s common stock is traded;
(c)    would qualify as a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act (or any successor rule);
(d)    would qualify as an “outside director” for the purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (or any successor provision);
(e)    is not and has not been, within the past three years, an officer, director, affiliate or representative of a competitor, as defined under Section 8 of the Clayton Antitrust Act of 1914, as amended, and if the Nominee has held any such position during this period, details thereof; and
(f)    is not and has not been subject to any event specified in Rule 506(d)(1) of Regulation D (or any successor rule) under the Securities Act of 1933, as amended, or Item 401(f) of Regulation S-K (or any successor rule) under the Exchange Act, without reference to whether the event is material to an evaluation of the ability or integrity of the Nominee;
(vi)    a representation and warranty that the Nominating Stockholder satisfies the eligibility requirements set forth in Section 2.8(C), has provided evidence of ownership to the extent required by Section 2.8(C)(1), and such evidence of ownership is true, complete and correct in all respects;
(vii)    a representation and warranty that the Nominating Stockholder intends to continue to satisfy the eligibility requirements described in Section 2.8(C) through the date of the annual meeting of stockholders;
(viii)    a statement as to whether or not the Nominating Stockholder intends to continue to hold the Minimum Number of shares for at least one (1) year following the annual meeting of stockholders, which statement may also include a description as to why such Nominating Stockholder is unable to make the foregoing statement;
(ix)    a representation and warranty that the Nominating Stockholder will not engage in or support, directly or indirectly, a “solicitation” within the meaning of Rule 14a-1(l) (without reference to the exception in Section 14a-1(l)(2)(iv)) (or any successor rules) with respect to the annual meeting of stockholders, other than a solicitation in support of the Nominee or any nominee of the Board of Directors;
(x)    a representation and warranty that the Nominating Stockholder will not use any proxy card other than the Company’s proxy card in soliciting stockholders in connection with the election of a Nominee at the annual meeting of stockholders;
(xi)    if desired by the Nominating Stockholder, a Supporting Statement;

(xii)    in the case of a nomination by a group, the designation by all group members of one group member that is authorized to act on behalf of all group members with respect to matters relating to the nomination, including withdrawal of the nomination;
(xiii)    in the case of any Eligible Stockholder that is a Qualifying Fund consisting of two (2) or more funds, documentation demonstrating that the funds are eligible to be treated as a Qualifying Fund and that each such fund comprising the Qualifying Fund otherwise meets the requirements set forth in this Section 2.8; and
(xiv)    a representation and warranty that the Nominating Stockholder has not nominated and will not nominate for election any individual as director at the annual meeting of stockholders other than its Nominee(s).
(3)    An executed agreement pursuant to which the Nominating Stockholder (including each group member) agrees:
(i)    to comply with all applicable laws, rules and regulations in connection with the nomination, solicitation and election;
(ii)    to file with the Commission any solicitation or other communication with the Company’s stockholders relating to any Nominee or one or more of the Company’s directors or director nominees, regardless of whether any such filing is required under any law, rule or regulation or whether any exemption from filing is available for such materials under any law, rule or regulation;
(iii)    to assume all liability stemming from an action, suit or proceeding concerning any actual or alleged legal or regulatory violation arising out of any communication by the Nominating Stockholder with the Company, its stockholders or any other person in connection with the nomination or election of directors, including, without limitation, the Proxy Access Notice;
(iv)    to indemnify and hold harmless (jointly and severally with all other group members, in the case of a group member) the Company and each of its directors, officers and employees individually against any liability, loss, damages, expenses, demands, claims or other costs (including reasonable attorneys’ fees and disbursements of counsel) incurred in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Company or any of its directors, officers or employees arising out of any nomination submitted by the Nominating Stockholder (including, without limitation, relating to any breach or alleged breach of its obligations, agreements, representations or warranties) pursuant to this Section 2.8;
(v)    in the event that (a) any information included in the Proxy Access Notice, or any other communication by the Nominating Stockholder (including with respect to any group member) with the Company, its stockholders or any other person in connection with the nomination or election of directors ceases to be true and accurate in all material respects (or omits a material fact necessary to make the statements made not misleading), or (b) the Nominating Stockholder (including any group member) fails to continue to satisfy the eligibility requirements described in Section 2.8(C), the Nominating Stockholder shall promptly (and in any event within 48 hours of discovering such misstatement, omission or failure) (A) in the case of clause (a) above, notify the Company and any other recipient of such communication of the misstatement or omission in such previously provided information and of the information that is required to correct the misstatement or omission, and (B) in the case of clause (b) above, notify the Company why, and in what regard, the Nominating Stockholder fails to comply with the eligibility requirements described in Section 2.8(C) (it being understood that providing any such notification referenced in clauses (A) and (B) above shall not be deemed to cure any defect or limit the Company’s rights to omit a Nominee from its proxy materials as provided in this Section 2.8); and
(4)    An executed agreement by the Nominee:
(i)    to provide to the Company a completed copy of the Company’s director questionnaire and such other information as the Company may reasonably request;

(ii)    that the Nominee (a) consents to be named in the proxy materials as a nominee and, if elected, to serve on the Board of Directors and (b) has read and agrees to adhere to the Company’s Corporate Governance Guidelines and any other Company policies and guidelines applicable to directors generally; and
(iii)    that the Nominee is not and will not become a party to (a) any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification (a “Compensation Agreement”) in connection with the Nominee’s nomination or candidacy as a director of the Company that has not been disclosed to the Company in writing, (b) any Compensation Agreement in connection with the Nominee’s service or action as a director of the Company, (c) any Voting Commitment that has not been disclosed to the Company in writing, or (d) any Voting Commitment that could limit or interfere with the Nominee’s ability to comply, if elected as a director of the Company, with its fiduciary duties under applicable law or with the Company’s Corporate Governance Guidelines and any other Company policies and guidelines applicable to directors generally.
The information and documents required by this Section 2.8(D) shall be: (A) provided with respect to and executed by each group member, in the case of information applicable to group members; and (B) provided with respect to the persons specified in Instruction 1 to Items 6(c) and (d) of Schedule 14N (or any successor item) if and to the extent applicable to a Nominating Stockholder or group member. The Proxy Access Notice shall be deemed submitted on the date on which all the information and documents referred to in this Section 2.8(D) (other than such information and documents contemplated to be provided after the date the Proxy Access Notice is provided) have been delivered to or, if sent by mail, received by the Secretary of the Company. For the avoidance of doubt, in no event shall any adjournment or postponement of an annual meeting of stockholders or the public announcement thereof commence a new time period for the giving of a Proxy Access Notice pursuant to this Section 2.8.
(E)    Conditional Resignation of Nominee.
(1)    Any Nominee who is included in the Company’s proxy materials for election at an annual meeting of stockholders pursuant to this Section 2.8 shall, upon its election as a Director, deliver to the Company an executed, irrevocable resignation as a director of the Company, in a form to be provided to the Nominee by the Company, which resignation shall automatically be effective upon a determination by the Board of Directors or any committee thereof that (i) the information provided pursuant to this Section 2.8 to the Company by such Nominee or the Nominating Stockholder (or each member of any group of Eligible Stockholders comprising such Nominating Stockholder) was untrue in any material respect or omitted to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, or (ii) such Nominee or the Nominating Stockholder (or any member of any group of Eligible Stockholders comprising such Nominating Stockholder) shall have breached or failed to comply in any material respect with its agreements, representations or warranties pursuant to these By-laws, including this Section 2.8.
(F)    Exceptions and Clarifications.
(1)    Notwithstanding anything to the contrary contained in this Section 2.8, (a) the Company may omit from its proxy materials any Nominee and any information concerning such Nominee (including a Nominating Stockholder’s Supporting Statement), (b) any nomination shall be disregarded, and (c) no vote on such Nominee will occur (notwithstanding that proxies in respect of such vote may have been received by the Company), and the Nominating Stockholder may not, after the last day on which a Proxy Access Notice would be timely, cure in any way any defect preventing the nomination of the Nominee, if:
(i)    the Company receives a notice pursuant to Section 2.6 of these Bylaws that a stockholder intends to nominate a candidate for director at the annual meeting of stockholders;
(ii)    the Nominating Stockholder or the designated lead group member, as applicable, or any qualified representative thereof, does not appear at the annual meeting of stockholders to present the nomination submitted pursuant to this Section 2.8 or the Nominating Stockholder withdraws its nomination prior to the annual meeting of stockholders;

(iii)    the Board of Directors determines that such Nominee’s nomination or election to the Board of Directors would result in the Company violating or failing to be in compliance with the Certificate of Incorporation, these Bylaws or any applicable law, rule or regulation to which the Company is subject, including any rules or regulations of any stock exchange on which the Company’s common stock is traded;
(iv)    the Nominee was nominated for election to the Board of Directors pursuant to this Section 2.8 at one of the Company’s two preceding annual meetings of stockholders and (i) its nomination was withdrawn or, (ii) such Nominee became ineligible to serve as a Nominee or as a Director or (iii) such Nominee received a vote of less than twenty-five percent (25%) of the shares of common stock entitled to vote for such Nominee; or
(v)    (a) the Nominating Stockholder fails to continue to satisfy the eligibility requirements described in Section 2.8(C), (b) any of the representations and warranties made in the Proxy Access Notice cease to be true, complete and correct in all material respects (or omits to state a material fact necessary to make the statements made therein not misleading), (c) the Nominee becomes unwilling or unable to serve on the Board of Directors or (d) the Nominating Stockholder or the Nominee materially violates or breaches any of its agreements, representations or warranties in this Section 2.8;
(2)    Notwithstanding anything to the contrary contained in this Section 2.8, the Company may omit from its proxy materials, or may supplement or correct, any information, including all or any portion of the Supporting Statement included in the Proxy Access Notice, if: (i) such information is not true and correct in all material respects or omits a material statement necessary to make the statements therein not misleading; (ii) such information directly or indirectly impugns the character, integrity or personal reputation of, or, without factual foundation, directly or indirectly makes charges concerning improper, illegal or immoral conduct or associations with respect to, any person; or (iii) the inclusion of such information in the proxy materials would otherwise violate the Commission’s proxy rules or any other applicable law, rule or regulation. Once submitted with a Proxy Access Notice, a Supporting Statement may not be amended, supplemented or modified by the Nominee or Nominating Stockholder.
(3)    For the avoidance of doubt, the Company may solicit against, and include in the proxy materials its own statement relating to, any Nominee.
(4)    This Section 2.8 provides the exclusive method for a stockholder to include nominees for election to the Board of Directors in the Company’s proxy materials (including, without limitation, any proxy card or written ballot). The interpretation of, and compliance with, any provision of this Section 2.8, including the representations, warranties and covenants contained herein, shall be determined by the Board of Directors or, in the discretion of the Board of Directors, one or more of its designees, in each case acting reasonably and in good faith.
Section 2.9    Conduct of Meetings. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the person presiding over any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the presiding person of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the presiding person of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board of Directors or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
Section 2.10    Additional Requirements For Valid Nomination of Candidates to Serve as Director and, If Elected, to Be Seated as Directors.
(A)    Submission of Questionnaire, Representation and Agreement. To be eligible to be a nominee for election or reelection as a director of the Company at an annual or special meeting, a candidate must be nominated pursuant to Section 2.6 and the candidate for nomination, whether nominated by the Board of Directors or by a stockholder of record, must have previously delivered (in accordance with the time period prescribed for delivery in a notice to such candidate given by or on behalf of the Board of Directors) to the Secretary of the Company at the principal executive offices of the Company a completed written questionnaire with respect to the background, qualifications, stock ownership and independence of such person (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (1) is not and, if elected as a director during his or her term of office, will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Company, with such person’s fiduciary duties under applicable law; (2) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (3) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Company, and will comply with all applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company applicable to directors and in effect during such person’s term in office as a director (and, if requested by any candidate for nomination, the Secretary of the Company shall provide to such candidate for nomination all such policies and guidelines then in effect).
(B)    Determining Independence. The Board of Directors may also require any proposed candidate for nomination as a director to furnish such other information as may reasonably be requested by the Board of Directors in writing prior to the meeting of stockholders at which such candidate’s nomination is to be acted upon in order for the Board of Directors to determine the eligibility of such candidate for nomination to be an independent director of the Company in accordance with the Company’s Corporate Governance Guidelines.
(C)    Duty to Update. A candidate for nomination as a director shall further update and supplement the materials delivered pursuant to this Section 2.10, if necessary, so that the information provided or required to be provided pursuant to this Section 2.10 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Company (or any other office specified by the Company in any public announcement) not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).
(D)    Eligibility of Candidates. No candidate shall be eligible for nomination as a director of the Company unless such candidate for nomination and the Proposing Person seeking to place such candidate’s name in nomination has complied with Section 2.6 and this Section 2.10, as applicable. The presiding officer at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with Section 2.6 and this Section 2.10, and if he or she should so determine, he or she shall so declare such determination to the meeting, the defective nomination shall be disregarded and any ballots cast for the candidate in question (but in the case of any form of ballot listing other qualified nominees, only the ballots case for the nominee in question) shall be void and of no force or effect. Notwithstanding anything in these Bylaws to the contrary, no candidate for nomination shall be eligible to be seated as a director of the Company unless nominated and elected in accordance with this Section 2.10.
ARTICLE III
BOARD OF DIRECTORS

Section 3.1    General Powers. The business and affairs of the Company shall be managed by or under the direction of the Board of Directors.  In addition to the powers and authority expressly conferred upon it by these Bylaws, the Board of Directors may exercise all such powers of the Company and do all such lawful acts and things as are not by statute of the State of Delaware, or by the Certificate of Incorporation, or by these Bylaws directed or required to be exercised or done by others.
Section 3.2    Number and Term. Subject to the provisions of the Certificate of Incorporation, the number of directors shall be determined from time to time by resolution adopted by the Board of Directors. The term of office of directors shall be as provided in Article V of the Certificate of Incorporation. Subject to the provisions of the Certificate of Incorporation, a director shall hold office until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.
Section 3.3    Resignation. Any director may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors, the ~~Chairman~~ Chair of the Board, the President or the Secretary of the Company. Such resignation shall take effect on the date of receipt of such notice or at any later time specified therein. The acceptance of such resignation, unless otherwise required by the terms thereof, shall not be necessary to make it effective.
Section 3.4    Vacancies. Subject to the rights of any series of preferred stock then outstanding, vacancies and newly created directorships may be filled as provided in Article V of the Certificate of Incorporation.
Section 3.5    Removal. Subject to the rights of the holders of any series of preferred stock then outstanding, any director may be removed as provided in Article V of the Certificate of Incorporation.
Section 3.6    Compensation. Directors, as such, shall not receive any salary for their services, but the Board of Directors by resolution shall fix the fees to be allowed and paid to directors, as such, for their services and provide for the payment of the expenses of the directors incurred by them in performing their duties.  Nothing herein contained, however, shall be considered to preclude any director from serving the Company in any other capacity and receiving compensation therefor. Fees to members of committees of the Board of Directors and expenses incurred by them in the performance of their duties shall also be fixed and allowed by resolution of the Board of Directors.
ARTICLE IV
MEETINGS OF THE BOARD OF DIRECTORS
Section 4.1    Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place, whether within or without Delaware, as shall from time to time be determined by the Board of Directors.
Section 4.2    Special Meetings. Special meetings of the Board of Directors shall be called at the request of the ~~Chairman~~ Chair of the Board, the President or a majority of the Board of Directors. Such request shall state the purpose or purposes of the proposed meeting. Such meetings may be held at any place, whether within or without Delaware. Notice of each such meeting shall be given to each director at least twenty-four (24) hours prior to the meeting. The notice shall set forth the time and place at which the meeting is to be held and the purpose or purposes thereof and may be given to each director in person, by telephone, by electronic transmission, or by any other means recognized under applicable law to the address for such director listed in the corporate records of the Company.  No such notice of any given meeting need be given to any director who waives notice thereof, either before or after the meeting.
Section 4.3    Quorum; Required Vote. At all meetings of the Board of Directors a majority of the directors shall be necessary and sufficient to constitute a quorum for the transaction of business. The act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, by the Certificate of Incorporation, or by these Bylaws.
Section 4.4    Action by Written Consent. Unless the Certificate of Incorporation provides otherwise, any act required or permitted to be taken by the Board of Directors, or a committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Company or the committee, as applicable. A signed consent has the effect of a meeting vote and may be described as such in any document.
ARTICLE V
COMMITTEES OF THE BOARD

Section 5.1    Establishment. The Board of Directors may, by resolution or resolutions, establish, name or dissolve one or more committees, each committee to consist of one or more of the directors of the Company. For the avoidance of doubt, the Company opts to be governed by Section 141(c)(2) of the DGCL. Each such committee shall keep minutes of its proceedings and shall report such proceedings to the Board of Directors at the meeting of the Board of Directors following any such proceedings. The Company shall have the following committees, which committees shall have and may exercise the following powers:
(A)    Audit Committee. The Audit Committee shall from time to time, but no less than two (2) times per year, meet to review and monitor the financial and cost accounting practices and procedures of the Company and all of its subsidiaries. The duties of the Audit Committee shall be set forth in its charter.
(B)    Compensation Committee. The Compensation Committee shall from time to time meet to review the various compensation plans, policies and practices of the Company and all of its subsidiaries. The duties of the Compensation Committee shall be set forth in its charter.
(C)    Governance Committee. The Governance Committee shall from time to time meet to review and develop the corporate governance policies of the Company and all of its subsidiaries, to identify individuals qualified to become members of the Board of Directors, to select, or recommend that the Board of Directors select, the director nominees for the next annual meeting of stockholders, and to consider any nominations submitted by the stockholders to the Secretary in accordance with these Bylaws, the Company’s corporate governance guidelines or applicable law. The duties of the Governance Committee shall be set forth in its charter.
Section 5.2    Available Powers. Any committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the Company to be affixed to all papers which may require it.
Section 5.3    Unavailable Powers. No committee of the Board of Directors shall have the power or authority to (A) approve, adopt, or recommend to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval (other than the election and removal of directors) or (B) adopt, amend or repeal any provision in these Bylaws.
Section 5.4    Alternate Members. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.
Section 5.5    Procedures. Time, place and notice, if any, of meetings of a committee shall be determined by such committee. At meetings of a committee, a majority of the number of members designated by the Board of Directors shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws. If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. Each committee shall keep regular minutes for its proceedings and report the same to the Board of Directors when required.
ARTICLE VI
OFFICERS
Section 6.1    General. The officers of the Company shall consist of such of the following as the Board of Directors shall from time to time elect or appoint: a ~~Chairman~~ Chair of the Board, a President, a Chief Financial Officer, one or more Vice Presidents, a Secretary, an Assistant Secretary, a Treasurer and an Assistant Treasurer. The Board of Directors may elect or appoint such other officers as it may deem necessary, and all officers shall exercise such powers and perform such duties as generally pertain to their respective officers, subject to the specific provisions of this Article VI. Two (2) or more offices may be held by the same person, and officers of the Company may simultaneously serve as officers of subsidiaries or divisions thereof. The ~~Chairman~~ Chair of the Board and the President shall be chosen by the directors from their own numbers. The salaries of all officers of the Company shall be fixed by the Board of Directors.
Section 6.2    Election and Term of Office. The Board of Directors shall elect or appoint officers of the Company at its first regular meeting after each annual meeting of stockholders. If the election or appointment of officers shall not be held at such regular meeting, such election or appointment shall be held as soon thereafter as convenient. Subject to Section 6.12, each officer shall hold office until such officer’s successor shall have been duly elected and shall have qualified or until such officer’s death or resignation.
Section 6.3    ~~Chairman~~ Chair of the Board. The ~~Chairman~~ Chair of the Board shall preside at all meetings of the stockholders and of the Board of Directors.  He or she shall have supervision of such matters as may be designated to him or her by the Board of Directors.
Section 6.4    President. Unless another officer is so designated by the Board of Directors, the President shall be the Chief Executive Officer of the Company and shall perform the following duties:
(A)    In the absence of the ~~Chairman~~ Chair of the Board, the President shall preside at all meetings of the stockholders and of the Board of Directors.
(B)    The President shall have general and active management of the business of the Company, and see that all orders and resolutions of the Board of Directors are carried into effect.
(C)    The President shall execute bonds, mortgages and other contracts requiring the seal, under the seal of the Company.
(D)    The President shall have the general powers and duties of supervision and management usually vested in the office of a president of a corporation. If another officer is designated by the Board of Directors as Chief Executive Officer, the President shall have supervision of such matters as shall be designated to him or her by the Board of Directors and/or the Chief Executive Officer.
Section 6.5    Chief Financial Officer. The Chief Financial Officer shall have responsibility for development and administration of the Company’s financial plans and all financial arrangements, its cash deposits and short-term investments, its accounting policies and its federal and state tax returns. The Chief Financial Officer shall also be responsible for the Company’s internal control procedures and for its relationship with the financial community. The Chief Financial Officer shall perform all the duties incident to the office of chief financial officer of a corporation, those duties assigned to him or her by other provisions of these Bylaws and such other duties as may be assigned to him or her either directly or indirectly by the Board of Directors, the ~~Chairman~~ Chair of the Board or the President, or as may be provided by law.
Section 6.6    Vice President. Each Vice President shall perform the duties prescribed by the President or the Board of Directors.  The Board of Directors may appoint one or more of the Vice Presidents as Senior Vice Presidents and one or more as Executive Vice Presidents.

Section 6.7    Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose and shall perform like duties for the committees of the Board of Directors when required.  The Secretary shall give or cause to be given notice of all meetings of the stockholders and of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he or she shall serve.  The Secretary shall keep in safe custody the seal of the Company and shall affix the seal to any instrument requiring it and shall attest it.
Section 6.8    Assistant Secretary. The Assistant Secretary shall be vested with all the powers and authorized to perform all the duties of the Secretary at the request of or in the absence or disability of the Secretary. The performance of any act or the execution of any instrument by an Assistant Secretary in any instance in which such performance or execution would customarily have been accomplished by the Secretary shall constitute conclusive evidence of the request, absence or disability of the Secretary. The Assistant Secretary shall perform such other duties as may be prescribed from time to time by the Board of Directors, the President or the Secretary.
Section 6.9    Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate account of receipts and disbursements in moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Board of Directors.  The Treasurer shall disburse the funds of the Company as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and directors at the regular meeting of the Board of Directors, or whenever they may require it, an account of all his or her transactions as Treasurer and of the financial condition of the Company.
Section 6.10    Assistant Treasurer. The Assistant Treasurer shall be vested with all the powers and authorized to perform all the duties of the Treasurer at the request of or in the absence or disability of the Treasurer. The performance of any act or the execution of any instrument by an Assistant Treasurer in any instance in which such performance or execution would customarily have been accomplished by the Treasurer shall constitute conclusive evidence of the request, absence or disability of the Treasurer. The Assistant Treasurer shall perform such other duties as may be prescribed from time to time by the Board of Directors, the President or the Treasurer.
Section 6.11    Resignation. Any elected or appointed officer may resign at any time upon written notice, or notice by electronic transmission, to the ~~Chairman~~ Chair of the Board, the President or the Secretary of the Company. Such resignation shall take effect upon the date of its receipt or at such later time as may be specified therein, and unless otherwise required by the terms thereof, no acceptance of such resignation shall be necessary to make it effective.
Section 6.12    Removal; Vacancies. Any officer elected or appointed by the Board of Directors may be removed, with or without cause, at any time by the Board of Directors.  Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Company, but the election or appointment of any officer shall not itself create contractual rights. If the office of any officer or officers becomes vacant for any reason, the vacancy shall be filled by the Board of Directors.
Section 6.13    Duties of Officers May Be Delegated. In case of the absence of any officer of the Company, or for any other reason that the Board of Directors may deem sufficient, the Board of Directors may delegate, for the time being, the power or duties, or any of them, of such officer to any other officer, or to any director, provided a majority of the entire Board of Directors concur therein.
ARTICLE VII
STOCK CERTIFICATES AND TRANSFERS
Section 7.1    Certificates of Stock; Uncertificated Shares. Every holder of stock in the Company shall be entitled to have a certificate; provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Company. Every holder of stock represented by a stock certificate shall be entitled to have a certificate signed by or in the name of the Company by any two authorized officers of the Company, including without limitation, the ~~Chairman~~ Chair of the Board, the Vice ~~Chairman~~ Chair of the Board, the President, any Vice President, the Secretary, an Assistant

Secretary, the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him. Any and all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Company with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue. The Board of Directors or the President shall determine the form of stock certificate of the Company. The certificates of stock of the Company shall be numbered and shall be entered in the books of the Company as they are issued.
Section 7.2    Transfers of Stock. Transfers of stock shall be made on the books (whether physically or electronically) of the Company only by the holder thereof, or by such holder’s attorney, lawfully constituted in writing, and upon surrender of the certificate therefor (or, with respect to uncertificated shares, by delivery of duly executed instructions or any other manner permitted by applicable law), and upon the payment of any transfer tax or transfer fees which may be imposed by law or by the Board of Directors; provided, however, that such transfer is not prohibited by the Certificate of Incorporation, these Bylaws, applicable law or contract.
Section 7.3    Registered Stockholders. The Company shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any person, whether or not it shall have express or other notice thereof, except as expressly provided by the laws of the State of Delaware.
Section 7.4    Transfer Agents and Registrars. The Board of Directors, the ~~Chairman~~ Chair of the Board or the President, as appropriate, may appoint responsible banks or trust companies from time to time to act as transfer agents and registrars of the stock of the Company, as may be required by and in accordance with applicable laws, rules and regulations. Except as otherwise provided by the Board of Directors, the ~~Chairman~~ Chair of the Board or the President, as appropriate, in respect of temporary certificates, no certificates for shares of capital stock of the Company shall be valid unless countersigned by a transfer agent and registered by one of such registrars.
Section 7.5    Additional Regulations. The Board of Directors, the ~~Chairman~~ Chair of the Board or the President, as appropriate, may make such additional rules and regulations as they may deem expedient concerning the issue, transfer and registration of certificates for shares of the capital stock of the Company.
Section 7.6    Lost, Stolen or Destroyed Certificates. When authorized by the Secretary of the Company in writing, the duly appointed stock transfer agent may issue and the duly appointed registrar may register, new or duplicate stock certificates to replace lost, stolen or destroyed certificates and for the same number of shares as those lost, stolen or destroyed, upon delivery to the Company of an affidavit of loss and indemnity bond or other undertaking acceptable to both the Secretary and legal counsel representing the Company’s interests.
ARTICLE VIII
INDEMNIFICATION AND ADVANCEMENT OF EXPENSES
Section 8.1    Right to Indemnification. The Company shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an “Indemnitee”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Company or, while a director or officer of the Company, is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Indemnitee. Notwithstanding the preceding sentence, except as otherwise provided in Section 8.3, the Company shall be required to indemnify an Indemnitee in connection with a proceeding (or part thereof) commenced by such Indemnitee only if the commencement of such proceeding (or part thereof) by the Indemnitee was authorized by the Board of Directors of the Company. The Company may, in its discretion and on terms as the Company may determine, indemnify any person who was or is made or is threatened to be made a party or is otherwise involved in any proceeding by reason of the fact that he or she is or was an employee or agent of the Company or, while an employee or agent of the Company, is or was serving at the request of the Company as an employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such employee or agent.
Section 8.2    Prepayment of Expenses. The Company shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an Indemnitee in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Indemnitee to repay all amounts advanced if it should be ultimately determined that the Indemnitee is not entitled to be indemnified under this Article VIII or otherwise. The Company may, in its discretion, pay the expenses (including attorneys’ fees) incurred by an employee or agent of the Company, such expenses may be so paid upon such terms and conditions, if any, as the Company deems appropriate.
Section 8.3    Claims. If a claim for indemnification or payment of expenses under this Article VIII is not paid in full within sixty (60) days, with respect to indemnification, or twenty (20) days, with respect to payment of expenses, after a written claim therefor by the Indemnitee has been received by the Company, the Indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Company shall have the burden of proving that the Indemnitee is not entitled to the requested indemnification or payment of expenses under applicable law.
Section 8.4    Nonexclusivity of Rights. The rights conferred on any Indemnitee by this Article VIII shall not be exclusive of any other rights which such Indemnitee may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.
Section 8.5    Other Sources. The Company’s obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or nonprofit enterprise.
Section 8.6    Amendment or Repeal. Any right to indemnification or to advancement of expenses of any Indemnitee arising hereunder shall not be eliminated or impaired by an amendment to or repeal of this Article VIII after the occurrence of the act or omission that is the subject of any proceeding for which indemnification or advancement of expenses is sought.
Section 8.7    Other Indemnification and Prepayment of Expenses. This Article VIII shall not limit the right of the Company, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Indemnitees when and as authorized by appropriate corporate action.
Section 8.8    Insurance. The Company may purchase and maintain liability insurance on behalf of a person who is or was a director, officer, employee or agent of the Company, or who, while serving as a director, officer, employee or agent of the Company, is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against any liability asserted against him or her and incurred by him or her in that capacity or arising from his or her status as a director, officer, employee or agent, whether or not the Company has the power to indemnify him or her against the same liability under applicable law.
ARTICLE IX
MISCELLANEOUS
Section 9.1    Fixing Record Date.
(A)    In order that the Company may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.
(B)    In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which shall not be more than sixty (60) days prior to such other action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
(C)    Unless otherwise restricted by the Certificate of Incorporation, in order that the Company may determine the stockholders entitled to express consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date for determining stockholders entitled to express consent to corporate action in writing without a meeting is fixed by the Board of Directors, (i) when no prior action of the Board of Directors is required by law, the record date for such purpose shall be the first (1st) date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company in accordance with applicable law, and (ii) if prior action by the Board of Directors is required by law, the record date for such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.
Section 9.2    Attendance Via Communications Equipment. Unless otherwise restricted by applicable law, the Certificate of Incorporation, or these Bylaws, members of the Board of Directors, any committee thereof, or the stockholders may hold a meeting by means of conference telephone or other method of remote communications by means of which all persons participating in the meeting can effectively communicate with each other. Such participation in a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.
Section 9.3    Fiscal Year. The fiscal year shall begin the first (1st) day of January in each year.
Section 9.4    Seal. The corporate seal shall be inscribed with the name of the Company, the year of its organization, and the words “Corporate Seal, Delaware.”  The seal may be used by causing it, or a facsimile thereof, to be impressed, affixed or reproduced.
Section 9.5    Notice. Whenever, under the provisions of the Certificate of Incorporation, these Bylaws or the laws of the State of Delaware, notice is required to be given to any director, officer or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail or private carrier, by electronic transmission, or by any other means recognized under applicable state or federal law.  If given by mail, the notice shall be mailed on a prepaid basis and shall be addressed to such director, officer or stockholder, at such address as appears on the books of the Company. Any stockholder, director or officer may waive any notice required to be given under the Certificate of Incorporation or these Bylaws.
Section 9.6    Books and Records; Inspection of Books. The Company shall maintain permanent records of the minutes of all meetings of its stockholders and Board of Directors, all actions taken by the Board of Directors without a meeting and all actions taken by each committee of the Board of Directors in place of the Board of Directors on behalf of the Company.  The Company shall also maintain appropriate accounting records.

Section 9.7    Bank Accounts. All checks, demands for money, or other transactions involving the Company’s bank accounts shall be signed by such officers or other responsible persons as the Board of Directors may designate.  No third party is allowed access to the Company’s bank accounts without express written authorization by the Board of Directors.
Section 9.8    Contracts and Negotiable Instruments. Except as otherwise provided by applicable law or these Bylaws, any contract or other instrument relative to the business of the Company may be executed and delivered in the name of the Company and on its behalf by the ~~Chairman~~ Chair of the Board or the President. The Board of Directors may authorize any other officer of the Company to enter into any contract or execute and deliver any contract in the name and on behalf of the Company, and such authority may be general or confined to specific instances as the Board of Directors may by resolution determine. All bills, notes, checks, or other instruments for the payment of money shall be signed or countersigned by such officer or officers and in such manner as are permitted by these Bylaws and/or as, from time to time, may be prescribed by resolution (whether general or special) of the Board of Directors.
Section 9.9    Proxies in Respect of Securities of Other Corporations. Unless otherwise provided by resolution adopted by the Board of Directors, the ~~Chairman~~ Chair of the Board, the President or any Vice President may, from time to time, appoint an attorney or attorneys or agent or agents of the Company, in the name and on behalf of the Company, to cast votes which the Company may be entitled to cast as the holder of stock or other securities in any other corporation or other entity, any of whose stock or other securities may be held by the Company, at meetings of the holders of the stock or other securities of such other corporation or other entity, or to consent in writing, in the name of the Company as such holder, to any action by such other corporation or entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the Company and under its corporate seal or otherwise, all such written proxies or other instruments as he or she may deem necessary or proper in the premises.
Section 9.10    Amendments. These Bylaws may be adopted, amended or repealed (A) by the Board of Directors or (B) by the affirmative vote of a majority of the outstanding voting power entitled to vote generally in the election of directors; provided, however, that in the case of clause (B), notice of the proposed amendment is contained in the notice of the meeting. In addition to any vote required by any other provision of these Bylaws, the Certificate of Incorporation or any applicable law, if such amendment is to be adopted by the stockholders, the affirmative vote of holders of a majority of the shares outstanding shall be required for any amendment that amends or repeals, or adopts any provisions inconsistent with Section 2.7(F), Article III, Article VIII or this Section 9.10.
Section 9.11    Forum for Adjudication of Disputes. Unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery (the “Chancery Court”) of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, the Certificate of Incorporation or these Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and to have consented to this provision. If any action, the subject matter of which is within the scope of the preceding sentence, is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce the preceding sentence and (ii) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.
~~Section 9.12 Construction. All references and uses herein of the masculine pronouns “he”, “his” or “chairman” shall have equal applicability to and shall also mean their feminine counterpart pronouns, such as “she”,“her” or “chairwoman.”~~

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 0000000000000000

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	For	Against	Abstain
1a. Phillips S. Baker, Jr.	☐	☐	☐
1b. Timothy J. Cutt	☐	☐	☐
1c. Julie A. Dill	☐	☐	☐
1d. Robert F. Heinemann	☐	☐	☐
1e. Michael J. Minarovic	☐	☐	☐
1f. M.W. Scoggins	☐	☐	☐
1g. Mary Shafer-Malicki	☐	☐	☐
1h. David A. Trice	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2 To approve, by non-binding advisory vote, the Company's executive compensation program.	☐	☐	☐
3 To ratify the appointment of PricewaterhouseCoopers, LLP for fiscal year 2019.	☐	☐	☐
4 To approve a Company proposal to amend Bylaws to allow holders of 25% or more of outstanding shares to call special meetings of shareholders.	☐	☐	☐

The Board of Directors recommends you vote AGAINST proposal 5:

	For	Against	Abstain
5 If presented, an advisory shareholder proposal to allow holders of 10% or more of outstanding shares to call special meetings of shareholders.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000402784_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report, Notice and Proxy Statement are available at www.proxyvote.com

PROXY
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
OF QEP RESOURCES, INC.

The undersigned hereby appoints David A. Trice, Timothy J. Cutt and Dane E. Allen, and each of them, with power to act without the other and with power of substitution, as proxies and Attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of QEP Resources, Inc. common stock which the undersigned is entitled to vote, and in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held May 14, 2019, or any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED, OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR PROPOSAL 4 AND AGANIST PROPOSAL 5 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, UNLESS THE SHARES REPRESENTED BY THIS PROXY ARE HELD IN THE QEP RESOURCES, INC. EMPLOYEE INVESMENT PLAN (401(K) PLAN). FOR SHARES HELD IN THE 401(K) PLAN FOR WHICH NO DIRECTION IS GIVEN, THE TRUSTEE FOR THE 401(K) PLAN WILL VOTE SHARES IN THE SAME PROPORTION AS ALL OTHER SHARES FOR WHICH THE TRUSTEE RECEIVED INSTRUCTIONS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY.

Continued and to be signed on reverse side

0000402784_2 R1.0.1.18